                                                                    EXHIBIT 10.1
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                                  $490,000,000

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      AMONG

                           SUN HEALTHCARE GROUP, INC.,
                            THE MEDIPLEX GROUP, INC.,

                                CERTAIN LENDERS,
                                CERTAIN CO-AGENTS

                                       AND

              NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE LENDER



                                October 29, 1996


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

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1    DEFINED TERMS. . . . . . . . . . . . . . . . . . . . . .   1
     Section 1.2    AMENDMENTS AND RENEWALS. . . . . . . . . . . . . . . . .  20
     Section 1.3    CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . .  20

                                    ARTICLE 2

                                    ADVANCES

     Section 2.1    THE ADVANCES . . . . . . . . . . . . . . . . . . . . . .  21
     Section 2.2    MANNER OF BORROWING AND DISBURSEMENT . . . . . . . . . .  21
     Section 2.3    INTEREST . . . . . . . . . . . . . . . . . . . . . . . .  22
     Section 2.4    FEES . . . . . . . . . . . . . . . . . . . . . . . . . .  24
     Section 2.5    PREPAYMENT . . . . . . . . . . . . . . . . . . . . . . .  25
     Section 2.6    REDUCTION OF COMMITMENTS . . . . . . . . . . . . . . . .  26
     Section 2.7    NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE LENDER. . . .  26
     Section 2.8    PAYMENT OF PRINCIPAL OF ADVANCES . . . . . . . . . . . .  26
     Section 2.9    REIMBURSEMENT. . . . . . . . . . . . . . . . . . . . . .  27
     Section 2.10   MANNER OF PAYMENT. . . . . . . . . . . . . . . . . . . .  27
     Section 2.11   LIBOR LENDING OFFICES. . . . . . . . . . . . . . . . . .  28
     Section 2.12   SHARING OF PAYMENTS. . . . . . . . . . . . . . . . . . .  28
     Section 2.13   CALCULATION OF LIBOR RATE. . . . . . . . . . . . . . . .  29
     Section 2.14   BOOKING LOANS. . . . . . . . . . . . . . . . . . . . . .  29
     Section 2.15   TAXES. . . . . . . . . . . . . . . . . . . . . . . . . .  29
     Section 2.16   LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . .  32
     Section 2.17   EXTENSION OF MATURITY DATE . . . . . . . . . . . . . . .  38

                                    ARTICLE 3

                              CONDITIONS PRECEDENT

     Section 3.1    CONDITIONS PRECEDENT TO THE INITIAL ADVANCE AND THE
                    LETTERS OF CREDIT. . . . . . . . . . . . . . . . . . . .  39
     Section 3.2    CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF
                    CREDIT . . . . . . . . . . . . . . . . . . . . . . . . .  40

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1    REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . .  41
     Section 4.2    SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. . . . .  47

                                    ARTICLE 5

                                GENERAL COVENANTS

     Section 5.1    PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. . . . . .  47
     Section 5.2    BUSINESS; COMPLIANCE WITH APPLICABLE LAW . . . . . . . .  48
     Section 5.3    MAINTENANCE OF PROPERTIES. . . . . . . . . . . . . . . .  48
     Section 5.4    ACCOUNTING METHODS AND FINANCIAL RECORDS . . . . . . . .  48
     Section 5.5    INSURANCE. . . . . . . . . . . . . . . . . . . . . . . .  48
     Section 5.6    PAYMENT OF TAXES AND CLAIMS. . . . . . . . . . . . . . .  48
     Section 5.7    VISITS AND INSPECTIONS . . . . . . . . . . . . . . . . .  49
     Section 5.8    PAYMENT OF INDEBTEDNESS. . . . . . . . . . . . . . . . .  49
     Section 5.9    USE OF PROCEEDS. . . . . . . . . . . . . . . . . . . . .  49
     Section 5.10   INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . .  49
     Section 5.11   SALES OF ASSETS. . . . . . . . . . . . . . . . . . . . .  50
     Section 5.12   CAREERSTAFF SUBSIDIARIES . . . . . . . . . . . . . . . .  51
     Section 5.13   RESTRICTED SUBSIDIARIES. . . . . . . . . . . . . . . . .  51
     Section 5.14   PRIOR CREDIT AGREEMENT . . . . . . . . . . . . . . . . .  51

                                    ARTICLE 6

                              INFORMATION COVENANTS

     Section 6.1    QUARTERLY FINANCIAL STATEMENTS AND INFORMATION . . . . .  51
     Section 6.2    ANNUAL FINANCIAL STATEMENTS AND INFORMATION;
                    CERTIFICATE OF NO DEFAULT. . . . . . . . . . . . . . . .  52
     Section 6.3    COMPLIANCE CERTIFICATES. . . . . . . . . . . . . . . . .  52
     Section 6.4    COPIES OF OTHER REPORTS AND NOTICES. . . . . . . . . . .  53
     Section 6.5    NOTICE OF LITIGATION, DEFAULT AND OTHER MATTERS. . . . .  54
     Section 6.6    ERISA REPORTING REQUIREMENTS . . . . . . . . . . . . . .  54

                                    ARTICLE 7

                               NEGATIVE COVENANTS

     Section 7.1    INDEBTEDNESS . . . . . . . . . . . . . . . . . . . . . .  55
     Section 7.2    LIENS. . . . . . . . . . . . . . . . . . . . . . . . . .  57

     Section 7.3    INVESTMENTS. . . . . . . . . . . . . . . . . . . . . . .  57
     Section 7.4    LIQUIDATION, DISPOSITION OF ASSETS, MERGER, NEW
                    SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . .  58
     Section 7.5    ACQUISITIONS . . . . . . . . . . . . . . . . . . . . . .  59
     Section 7.6    RESTRICTED PAYMENTS. . . . . . . . . . . . . . . . . . .  60
     Section 7.7    AFFILIATE TRANSACTIONS . . . . . . . . . . . . . . . . .  60
     Section 7.8    COMPLIANCE WITH ERISA. . . . . . . . . . . . . . . . . .  60
     Section 7.9    FIXED CHARGE COVERAGE RATIO. . . . . . . . . . . . . . .  60
     Section 7.10   TOTAL DEBT TO CASH FLOW COVERAGE RATIO . . . . . . . . .  61
     Section 7.11   TOTAL DEBT TO CAPITALIZATION RATIO . . . . . . . . . . .  61
     Section 7.12   SALE OR DISCOUNT OF RECEIVABLES. . . . . . . . . . . . .  62
     Section 7.13   AMENDMENT AND MODIFICATION OF SUBORDINATED DEBT
                    DOCUMENTS. . . . . . . . . . . . . . . . . . . . . . . .  62
     Section 7.14   INDEBTEDNESS OF SUN INTERNATIONAL. . . . . . . . . . . .  62
     Section 7.15   INTERCOMPANY LINE OF CREDIT. . . . . . . . . . . . . . .  62
     Section 7.16   SALE AND LEASEBACK . . . . . . . . . . . . . . . . . . .  63
     Section 7.17   CAREERSTAFF SUBSIDIARIES . . . . . . . . . . . . . . . .  63

                                    ARTICLE 8

                                     DEFAULT

     Section 8.1    EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . .  63
     Section 8.2    REMEDIES . . . . . . . . . . . . . . . . . . . . . . . .  66

                                    ARTICLE 9

                            CHANGES IN CIRCUMSTANCES

     Section 9.1    LIBOR BASIS DETERMINATION INADEQUATE . . . . . . . . . .  67
     Section 9.2    ILLEGALITY . . . . . . . . . . . . . . . . . . . . . . .  67
     Section 9.3    INCREASED COSTS. . . . . . . . . . . . . . . . . . . . .  68
     Section 9.4    PRIME RATE ADVANCES RATHER THAN LIBOR ADVANCES . . . . .  69
     Section 9.5    CAPITAL ADEQUACY . . . . . . . . . . . . . . . . . . . .  69

                                   ARTICLE 10

                             AGREEMENT AMONG LENDERS

     Section 10.1   AGREEMENT AMONG LENDERS. . . . . . . . . . . . . . . . .  70
     Section 10.2   LENDER CREDIT DECISION . . . . . . . . . . . . . . . . .  72
     Section 10.3   BENEFITS OF ARTICLE. . . . . . . . . . . . . . . . . . .  72

                                   ARTICLE 11

                                  MISCELLANEOUS

     Section 11.1   NOTICES. . . . . . . . . . . . . . . . . . . . . . . . .  72
     Section 11.2   EXPENSES . . . . . . . . . . . . . . . . . . . . . . . .  73
     Section 11.3   WAIVERS. . . . . . . . . . . . . . . . . . . . . . . . .  74
     Section 11.4   DETERMINATION BY THE LENDERS CONCLUSIVE AND BINDING. . .  74
     Section 11.5   SET-OFF. . . . . . . . . . . . . . . . . . . . . . . . .  74
     Section 11.6   ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . .  75
     Section 11.7   COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . .  77
     Section 11.8   SEVERABILITY . . . . . . . . . . . . . . . . . . . . . .  77
     Section 11.9   INTEREST AND CHARGES . . . . . . . . . . . . . . . . . .  77
     Section 11.10  HEADINGS . . . . . . . . . . . . . . . . . . . . . . . .  78
     Section 11.11  AMENDMENT AND WAIVER . . . . . . . . . . . . . . . . . .  78
     Section 11.12  EXCEPTION TO COVENANTS . . . . . . . . . . . . . . . . .  78
     Section 11.13  NO LIABILITY OF ISSUING BANK . . . . . . . . . . . . . .  78
     Section 11.14  CONFIDENTIALITY. . . . . . . . . . . . . . . . . . . . .  79
     Section 11.15  NO NOVATION. . . . . . . . . . . . . . . . . . . . . . .  79
     Section 11.16  NO DUTIES OF CO-AGENTS . . . . . . . . . . . . . . . . .  80
     SECTION 11.17  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . .  80
     SECTION 11.18  WAIVER OF JURY TRIAL . . . . . . . . . . . . . . . . . .  80
     SECTION 11.19  ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . . .  80

SCHEDULES AND EXHIBITS

Schedule 1:    LIBOR Lending Offices
Schedule 2:    Existing Liens
Schedule 3:    Existing Litigation
Schedule 4:    Subsidiaries
Schedule 5:    Existing Investments
Schedule 6:    Existing Indebtedness
Schedule 7:    Sale Leaseback Facilities
Schedule 8:    Permitted Sales
Schedule 9:    Meditrust Loan Agreements



Exhibit A:     Promissory Note
Exhibit B:     Security Agreement
Exhibit C:     Subsidiary Guaranty
Exhibit D:     Compliance Certificate
Exhibit E:     Assignment Agreement
Exhibit F:     Pledge Agreement
Exhibit G:     Foreign Subsidiary Pledge Agreement

                  FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FOURTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of
October 29, 1996, among SUN HEALTHCARE GROUP, INC., a Delaware corporation ("PARENT"), THE MEDIPLEX GROUP, INC., a Massachusetts corporation ("MEDIPLEX") (Parent and Mediplex are sometimes collectively referred to herein as the "BORROWERS"), the Lenders from time to time party hereto (the "LENDERS"), the Co-Agents from time to time party hereto (the "CO-AGENTS"), and NATIONSBANK OF TEXAS, N.A., as Administrative Lender for the Lenders (the "Administrative Lender").

                                   BACKGROUND

     Borrowers, Administrative Lender, and certain lenders previously entered into that certain Third Amended and Restated Credit Agreement dated as of July 21, 1995 (said Credit Agreement, as amended and modified from time to time, the "PRIOR CREDIT AGREEMENT"), whereby Borrowers obtained a revolving loan in the maximum principal amount of $315,000,000 (the "PRIOR LOAN"). The Borrowers have requested that the Prior Credit Agreement and the Prior Loan be amended and restated. The Administrative Lender, the Co-Agents and the Lenders are willing to amend and restate the Prior Credit Agreement in its entirety (which amendment and restatement is not an extinguishment or novation of the indebtedness incurred pursuant to the Prior Credit Agreement), subject to the terms and conditions set forth below.

     In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     Section 1.1    DEFINED TERMS.  For purposes of this Agreement:

     "ACCOUNT SECURITY AGREEMENT" shall mean a Security Agreement in form and substance satisfactory to the Administrative Lender relating to the accounts receivable of any leased facility of the Parent or any Restricted Subsidiary which have been pledged under the lease agreement relating thereto to secure the obligations owing to the lessor thereunder.

     "ACQUISITION" shall mean any transaction pursuant to which the Parent or any of its Subsidiaries, (i) whether by means of a capital contribution or purchase or other acquisition of stock or other securities or other equity participation or interest, (A) acquires more than 50% of the equity interest in any Person pursuant to a solicitation by the Parent or such Subsidiary or tenders of equity securities of such Person, or through one or more negotiated block, market, private or other transactions not involving a tender offer, or a combination of any of the foregoing, (B) makes any corporation a Subsidiary of the Parent or such Subsidiary, or causes any corporation, other than a Subsidiary of the Parent or such Subsidiary, to be merged into the Parent or such Subsidiary
(or agrees to be merged into any other corporation other than a wholly-owned Subsidiary of the Parent or such Subsidiary), or (C) agrees to purchase all or substantially all of the assets of any corporation, pursuant to a merger, purchase of assets or other reorganization providing for the delivery or issuance to the holders of such corporation's then outstanding securities, in exchange for such securities, of cash or securities of the Parent or such Subsidiary, or any combination thereof, or (ii) purchases all or substantially all of the business or assets of any Person or of any operating division of any Person; PROVIDED, HOWEVER, an Acquisition shall not include mergers or consolidations permitted pursuant to SECTION 7.4(b) hereof.

     "ACQUISITION CONSIDERATION" shall mean the consideration given by the Parent or any of its Subsidiaries for an Acquisition, including but not limited to the fair market value of any cash, property, stock or services given, the amount of any Indebtedness and lease expense pursuant to Operating Leases (such lease expense to be in an amount equal to the product of rental expense for the four fiscal quarters immediately preceding the date of calculation multiplied by six) assumed or incurred by the Parent or any Subsidiary in connection with such Acquisition.

     "ADMINISTRATIVE LENDER" shall mean NationsBank of Texas, N.A., as administrative agent for Lenders, or such successor administrative agent appointed pursuant to SECTION 10.1(b) hereof.

     "ADMINISTRATIVE LENDER FEE LETTER" shall have the meaning set forth in
SECTION 2.4(c) hereof.

     "ADVANCE" shall mean any amount advanced by the Lenders to the Borrowers pursuant to ARTICLE 2 hereof on the occasion of any borrowing, including without limitation any Refinancing Advance.

     "AFFILIATE" shall mean any Person that directly or indirectly through one or more Subsidiaries Controls, or is Controlled By or Under Common Control with, any Borrower.

     "AGREEMENT" shall mean this Credit Agreement.

     "AGREEMENT DATE" shall mean the date of this Agreement.

     "APPLICABLE ENVIRONMENTAL LAWS" shall mean Applicable Laws pertaining to health or the environment, including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended from time to time, "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended from time to time, "RCRA"), and any and all analogous present or future federal, state or local, statutes, rules, laws, and all regulations promulgated thereunder.

     "APPLICABLE LAW" shall mean (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC Sections 85 and 86, as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Article 5069-1.04, Title 79, Revised Civil Statutes of Texas, 1925, as amended ("Art. 1.04"), and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 15, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Documents.

     "APPLICABLE MARGIN" shall mean the following per annum percentages, applicable in the following situations:

                                                              LIBOR
                  Applicability                               Margin
                  -------------                               ------

     (i)   If the Total Debt to Cash Flow Coverage
           Ratio is equal to or greater than 4.5 to 1         1.50%

     (ii)  If the Total Debt to Cash Flow Coverage
           Ratio is less than 4.5 to 1 but is equal
           to or greater than 4.0 to 1                        1.25%

     (iii) If the Total Debt to Cash Flow
           Coverage Ratio is less than 4.0 to 1
           but is equal to or greater than 3.0 to 1           1.00%

     (iv)  If the Total Debt to Cash Flow Coverage
           Ratio is less than 3.0 to 1 but is equal
           to or greater than 2.0 to 1                        0.75%

     (v)   If the Total Debt to Cash Flow Coverage
           Ratio is less than 2.0 to 1                        0.50%

The Applicable Margin payable by the Borrowers on the Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the Total Debt to Cash Flow Coverage Ratio; PROVIDED, that each adjustment in the Applicable Margin shall be effective as of the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to
SECTION 6.1 OR 6.2 hereof, as appropriate. If financial statements of the Parent (and corresponding

Compliance Certificate setting forth the Total Debt to Cash Flow Coverage Ratio) are not received by the Administrative Lender by the fifth day following the date required pursuant to SECTION 6.1 OR 6.2 hereof, as appropriate, the Applicable Margin shall be determined as if the Total Debt to Cash Flow Coverage Ratio is equal to or greater than 4.5 to 1 until such time as such financial statements and Compliance Certificate are received. The Applicable Margin from and including the Agreement Date to the date of the initial adjustment to be made therein as provided above shall be 1.00% for the LIBOR Margin.

     "ART. 1.04" shall have the meaning ascribed thereto in the definition of "APPLICABLE LAW."

     "ASSIGNEES" shall mean any assignee of a Lender pursuant to an Assignment Agreement and shall have the meaning ascribed thereto in SECTION 11.6 hereof.

     "ASSIGNMENT AGREEMENT" shall have the meaning ascribed thereto in
SECTION 11.6 hereof.

     "ASSISTED LIVING INVESTMENTS" shall mean (a) Investments by the Parent or any of its Restricted Subsidiaries in Assisted Living Investments L.L.C., a Delaware limited liability company, for the purpose of developing and operating assisted living facilities which provide housing, personal support services and health care to facility residents, and (b) without duplication of the Investment described in the foregoing clause (a), the purchase by the Parent or any of its Restricted Subsidiaries of an assisted living facility owned by Assisted Living Investments L.L.C.

     "AUTHORIZED SIGNATORY" shall mean such senior personnel of the Notification Agent as may be duly authorized and designated in writing by the Notification Agent to execute documents, agreements and instruments on behalf of the Notification Agent, and to request Advances hereunder.

     "BONDHOLDERS" shall mean the holders of the Bonds.

     "BONDS" shall mean those certain 11-3/4% Senior Subordinated Notes Due 2002 issued in connection with the Indenture.

     "BORROWERS" shall mean, collectively, Parent and Mediplex, and "BORROWER" shall mean any one of them.

     "BUSINESS DAY" shall mean a day on which banks are open for the transaction of business in Dallas, Texas, and New York, New York, and, with respect to any LIBOR Advance, in London, England.

     "CAPITALIZED LEASE OBLIGATIONS" shall mean that portion of any obligation of any Person as lessee under a lease which at the time would be required to be capitalized on a balance sheet prepared in accordance with GAAP.

     "CAREERSTAFF SUBSIDIARIES" shall mean any limited partnership Subsidiary of the Borrower, of which the 1% general partner and the majority interest limited partner owning not less than 85% of the limited partnership interests of such Subsidiary, are corporate Subsidiaries of CareerStaff Unlimited, Inc., and which are solely engaged in the business of providing therapists on a contract basis to healthcare providers and other third parties.

     "CHANGE OF CONTROL" means the occurrence of any of the following events after the Agreement Date: (a) any Person or any Persons acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision thereto, other than the Group whose nominees constituted a majority of the board of directors of the Parent as of the close of business on the Agreement Date, together with any Affiliates or Related Persons (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act or any successor provision thereto) thereof, shall beneficially own at least 50% of the aggregate voting power of all classes of capital stock of the Parent entitled to vote generally in the election of directors of the Parent; or
(b) any Person or Group, other than any Person or Group whose nominees constituted a majority of the board of directors of the Parent as of the close of business on the Agreement Date, together with any Affiliates or Related Persons thereof, shall succeed in having sufficient of its or their nominees elected to the Board of Directors of the Parent, such that such nominees, when added to any existing director remaining on the Board of Directors of the Parent after such election who is an Affiliate or Related Person of such Group, shall constitute a majority of the Board of Directors of the Parent.

     "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" shall mean any collateral hereafter granted by any Person to the Administrative Lender for the benefit of the Lenders to secure the Obligations.

     "COLLATERAL DOCUMENT" shall mean any document under which Collateral is granted and any document related thereto.

     "COMMITMENT" shall mean, as to all Lenders, $490,000,000.00, as reduced from time to time pursuant to SECTION 2.6 hereof, and as to each Lender, such Lender's Specified Percentage of such amount.

     "COMPLIANCE CERTIFICATE" shall mean a certificate, signed by the chief financial officer of the Parent in substantially the form of EXHIBIT C hereto, appropriately completed.

     "CONSENSUAL LIEN" shall mean only those Liens described in clauses (f) and
(h) of the definition of Permitted Liens.

     "CONTROL" or "CONTROLLED BY" or "UNDER COMMON CONTROL" shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 5% or more (in number of votes) of the securities (or in the case of a Person that is not a corporation, 5% or more of the equity interest) having ordinary voting power shall be conclusively presumed to control such Person.

     "CONTROLLED GROUP" shall mean as of the applicable date, as to any Person, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under
SECTION 414(b), (c), (m) OR (o) of the Code; provided, however, that the Restricted Subsidiaries of the Parent shall be deemed to be members of the Parent's Controlled Group.

     "CONVERTIBLE BONDS" shall mean those certain Convertible Subordinated Debentures issued in connection with the Convertible Indenture.

     "CONVERTIBLE BONDHOLDERS" shall mean the holders of the Convertible Bonds.

     "CONVERTIBLE INDENTURE" shall mean that certain Indenture dated as of August 6, 1993, between Mediplex, as issuer thereunder, and Fleet Bank of Massachusetts, N.A., as trustee thereunder as supplemented pursuant to that certain Supplement dated as of October 1, 1994, among Parent, Mediplex and Fleet Bank of Massachusetts, N.A., as trustee, and as the same may be further amended, modified, supplemented or restated from time to time.

     "DEBTOR RELIEF LAWS" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

     "DEFAULT" shall mean an Event of Default and/or any of the events specified in SECTION 8.1, regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

     "DEFAULT RATE" shall mean a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the Prime Rate plus three percent.

     "DEPRECIATION" shall mean depreciation expense as determined in accordance with GAAP.

     "DETERMINING LENDERS" shall mean, on any date of determination, any combination of the Lenders having 51% of the aggregate amount of the Advances then outstanding; provided, however, that if there are no Advances outstanding hereunder, "Determining Lenders" shall mean any combination of Lenders whose Specified Percentages aggregate 51%.

     "DISCLOSURE LETTER" shall mean that certain letter dated as of the Agreement Date, delivered by the Parent to the Lenders, pursuant to which the Parent has disclosed certain items which might have a Material Adverse Effect.

     "DIVIDEND" shall mean, as to any Person, any declaration or payment of any dividend (other than a stock dividend) on, or the making of any distribution, loan, or advance to any holder of, any shares of capital stock or other equity interest of such Person (other than salaries and bonuses paid in the ordinary course of business).

     "DOMESTIC EBITDAR" shall mean, for any period, determined in accordance with GAAP on a consolidated basis for the Parent and its Restricted Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business, (iii) payments after the Agreement Date to the Convertible Bondholders as an inducement for the conversion of a portion of the Convertible Bonds, such payments not to exceed $3,000,000 in aggregate amount, and (iv) for the fiscal quarter and year ended December 31, 1995, non-cash charges related to the write-off of goodwill and uncollectible accounts receivable acquired with the acquisition of Mediplex and Honorcare Healthcare Management, Inc., not to exceed $67,000,000 in aggregate amount), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation, amortization and lease expense pursuant to Operating Leases, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of Domestic EBITDAR with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Domestic EBITDAR shall be adjusted, on a pro-forma basis, to (i) include the Domestic EBITDAR attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $20,000,000 and (ii) exclude the Domestic EBITDAR of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $20,000,000.

     "EBITDAR" shall mean, for any period, determined in accordance with GAAP on a consolidated basis for the Parent and its Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business, (iii) payments after the Agreement Date to the Convertible Bondholders as an inducement for the conversion of a portion of the Convertible Bonds, such payments not to exceed $3,000,000 in aggregate amount, and (iv) for the fiscal quarter and year ended December 31, 1995, non-cash charges related to the write-off of goodwill and uncollectible accounts receivable acquired with the acquisition of Mediplex and Honorcare Healthcare Management, Inc., not to exceed $67,000,000 in aggregate amount), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation, amortization and lease expense pursuant to Operating Leases, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of

EBITDAR with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, EBITDAR shall be adjusted, on a pro-forma basis, to (i) include the EBITDAR attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $20,000,000 and (ii) exclude the EBITDAR of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $20,000,000.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any applicable regulation promulgated thereunder.

     "ERISA EVENT" shall mean, with respect to the Parent and its Restricted Subsidiaries, (a) a Reportable Event with respect to a Pension Plan, (b) the withdrawal of any such Person or any member of its Controlled Group from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Pension Plan under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Pension Plan by the PBGC, (e) the failure to make required contributions to a Pension Plan or Multiemployer Plan which could result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA, (f) a withdrawal of any such Person or any member of its Controlled Group from a Multiemployer Plan, (g) a transfer of sponsorship of a Pension Plan having a material amount of unfunded accrued benefit liabilities to a Person not a member of a Controlled Group of the Parent or a Restricted Subsidiary, or
(h) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

     "EVENT OF DEFAULT" shall mean any of the events specified in SECTION 8.1, provided that any requirement for notice or lapse of time has been satisfied.

     "EXISTING LETTERS OF CREDIT" shall mean any letters of credit issued under the Prior Credit Agreement and outstanding as of the Agreement Date.

     "FEDERAL FUNDS RATE" shall mean, for any day, the rate per annum (rounded upwards if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the rate on such transactions as of the most recent Business Day when such rate was last published.

     "FIXED CHARGES" shall mean, for any date of calculation, calculated for the Parent and its Subsidiaries on a consolidated basis (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Fixed Charges shall be calculated for the Parent and its Restricted Subsidiaries on a consolidated basis) determined in accordance with GAAP, the sum of, without duplication, (a) scheduled principal payments made on Total Debt (other than (i) lease expense pursuant to Operating Leases, (ii) principal payments made on the Obligations, and (iii) debt for borrowed money having (x) a maturity of less than twelve months and (y) no principal amortization), plus (b) interest paid, whether or not capitalized (including interest paid pursuant to Capitalized Lease Obligations), plus (c) lease expense pursuant to Operating Leases, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of Fixed Charges with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Fixed Charges shall be adjusted, on a pro-forma basis, to
(i) include the Fixed Charges attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $20,000,000 and (ii) exclude the Fixed Charges of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $20,000,000.

     "FIXED CHARGE COVERAGE RATIO" shall mean, for any date of calculation, the ratio of EBITDAR (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Fixed Charge Coverage Ratio shall be calculated using Domestic EBITDAR) to Fixed Charges for the four fiscal quarters immediately preceding such date of calculation.

     "FOREIGN SUBSIDIARY" shall mean any Subsidiary which is organized under the laws of a jurisdiction other than the United States of America, any state thereof, or the District of Columbia.

     "FOREIGN SUBSIDIARY EBITDAR" shall mean, for any period, determined in accordance with GAAP on a consolidated basis for the Parent's Foreign Subsidiaries, the sum of (a) pre-tax net income (excluding therefrom (i) any items of extraordinary gain, including net gains on the sale of assets other than asset sales in the ordinary course of business, and (ii) any items of extraordinary loss, including net losses on the sale of assets other than asset sales in the ordinary course of business), plus (b) interest expense, whether or not capitalized (including interest expense pursuant to Capitalized Lease Obligations), Depreciation, amortization and lease expense pursuant to Operating Leases, in each case for the four fiscal quarters immediately preceding the date of calculation. For purpose of the calculation of Foreign Subsidiary EBITDAR with respect to assets not owned at all times during the four fiscal quarters immediately preceding the date of determination, Foreign Subsidiary EBITDAR shall be adjusted, on a pro-forma basis, to (i) include the Foreign Subsidiary EBITDAR attributable to an Acquisition which occurred during any such fiscal quarter for the twelve month period preceding the date of determination, provided the Acquisition Consideration for such Acquisition is in excess of $20,000,000 and

(ii) exclude the Foreign Subsidiary EBITDAR of any asset or group of related amounts disposed of in one transaction or a series of related transactions during any such fiscal quarter for the twelve month period preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $20,000,000.

     "FOREIGN SUBSIDIARY PLEDGE AGREEMENT" shall mean one or more Foreign Subsidiary Pledge Agreements executed by each Borrower and Restricted Subsidiary relating to all or a portion of the capital stock of, or other equity interest in, any Foreign Subsidiary now owned or hereafter acquired by such Borrower or Restricted Subsidiary, necessary to cause the Administrative Lender to have a security interest in, and pledge of, 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, substantially in the form of EXHIBIT G hereto, as such agreement may be amended, modified, supplemented or restated from time to time.

     "GAAP" shall mean generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question. The requisite that such principles be applied on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period, except as otherwise required by the adoption of Statement of Financial Accounting Standards No. 109.

     "GOVERNMENTAL AUTHORITY" shall mean (a) the government of (i) the United States of America and any State or other political subdivision thereof or
(ii) any jurisdiction in which the Parent or any of its Restricted Subsidiaries conducts all or any part of its business or owns any property or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "GUARANTY" or "GUARANTEED", as applied to an obligation of another Person, shall mean and include (a) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (b) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit.

     "GUARANTOR" shall mean each Restricted Subsidiary of the Parent (other than its Inactive Subsidiaries and Mediplex).

     "HIGHEST LAWFUL RATE" shall mean at the particular time in question the maximum rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrowers or the Notification Agent. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the indicated rate ceiling described in and computed in accordance with the provisions of Section (a)(1) of Art. 1.04, or
(b) if the parties subsequently contract as allowed by Applicable Law, the quarterly ceiling or the annualized ceiling computed pursuant to Section (d) of Art. 1.04; provided, however, that at any time the indicated rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Sections (b)(1) and (2) of said Art.
1.04 shall control for purposes of such determination, as applicable.

     "INACTIVE SUBSIDIARY" shall mean any Subsidiary having (a) Total Assets at any time of less than $1,000,000 in aggregate amount and (b) total gross revenues per fiscal year of less than $1,000,000, in aggregate amount.

     "INDEBTEDNESS" shall mean, with respect to any Person, without duplication,
(a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, (b) all obligations secured by any Lien on any property or asset owned by such Person, whether or not the obligation secured thereby shall have been assumed, (c) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations of such Person with respect to leases constituting part of a sale and leaseback arrangement, all Guaranties, all obligations under interest rate swap agreements or similar hedge agreements, all indebtedness for borrowed money, and all reimbursement obligations with respect to outstanding letters of credit, and (d) any "withdrawal liability" of the Parent or any of its Restricted Subsidiaries, as such term is defined under
Part I of Subtitle E of Title IV of ERISA.

     "INDEMNIFIED MATTERS" shall have the meaning ascribed to it in
SECTION 5.10(a) hereof.

     "INDEMNITEES" shall have the meaning ascribed to it in SECTION 5.10(a) hereof.

     "INDENTURE" shall mean that certain Indenture dated as of September 1, 1992, between Mediplex, as issuer thereunder, and NationsBank of Virginia, N.A., as trustee thereunder, as amended, modified, supplemented or restated from time to time.

     "INTERCOMPANY LINE OF CREDIT" shall mean that certain Line of Credit Agreement dated as of the 1st day of January, 1995, among the Parent and each of the Parent's Restricted Subsidiaries that may become party thereto from time to time, as the same may from time to time be amended, modified, supplemented or restated.

     "INTEREST PERIOD" shall mean, for any LIBOR Advance, the period beginning on the day the Advance is made and ending one, two, three or six months thereafter (as the Borrowers, through the Notification Agent, shall select).

     "INVESTMENT" shall mean any direct or indirect purchase or other acquisition of, or beneficial interest in, capital stock or other securities of any other Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to, or investment in any other Person, including without limitation the incurrence or sufferance of Indebtedness or the purchase, other than purchases in connection with an Acquisition, of accounts receivable of any other Person that are not current assets or do not arise in the ordinary course of business, which is not an Acquisition.

     "ISSUING BANK" shall mean NationsBank of Texas, N.A. in its capacity as issuer of the Letters of Credit.

     "LENDER" shall mean each financial institution shown on the signature pages hereof so long as such financial institution maintains a Commitment or is owed any part of the Obligations (including the Administrative Lender in its individual capacity), and each Assignee that hereafter becomes party hereto pursuant to SECTION 11.6 hereof.

     "L/C CASH COLLATERAL ACCOUNT" shall have the meaning specified in
SECTION 2.16(g) hereof.

     "L/C RELATED DOCUMENTS" shall have the meaning specified in SECTION 2.16(e) hereof.

     "LETTERS OF CREDIT" shall have the meaning specified in SECTION 2.16(a) hereof and also shall include the Existing Letters of Credit.

     "LETTER OF CREDIT AGREEMENT" shall have the meaning specified in
SECTION 2.16(b) hereof.

     "LETTER OF CREDIT FACILITY" shall mean the amount of Letters of Credit the Issuing Bank may issue pursuant to SECTION 2.16(a) hereof.

     "LIBERTY LOAN" shall mean a $12,500,000 working capital loan made by the Parent to Liberty Healthcare Management Group, Inc., bearing interest at a rate per annum not to exceed the sum of the rate being offered in the London interbank market plus 2-1/2% and having a maturity of less than five years.

     "LIBERTY NOTE" shall mean a promissory note executed by Liberty Healthcare Management Group, Inc., made payable to the order of the Parent, evidencing the Liberty Loan.

     "LIBOR ADVANCE" shall mean an Advance which the Borrowers request to be made as a LIBOR Advance or which is reborrowed as a LIBOR Advance, in accordance with the provisions of SECTION 2.2 hereof.

     "LIBOR BASIS" shall mean a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the LIBOR Rate plus the Applicable Margin. The

LIBOR Basis shall, with respect to LIBOR Advances subject to reserve or deposit requirements, be subject to premiums therefor assessed by each Lender, which are payable directly to each Lender. Once determined, the LIBOR Basis shall remain unchanged during the applicable Interest Period.

     "LIBOR LENDING OFFICE" shall mean, with respect to a Lender, the office designated as its LIBOR Lending Office on SCHEDULE 1 attached hereto, and such other office of the Lender or any of its affiliates hereafter designated by notice to the Notification Agent and the Administrative Lender.

     "LIBOR RATE" shall mean, for any Interest Period, the interest rate per annum (rounded upward to the nearest one-sixteenth (1/16th) of one percent) at which deposits in United States Dollars are offered to the Administrative Lender by leading banks reasonably selected by the Administrative Lender in the London interbank market at approximately 11:00 a.m. (London time), two Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the LIBOR Advance sought by the Borrowers.

     "LIEN" shall mean, with respect to any property, any mortgage, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

     "LOAN DOCUMENTS" shall mean this Agreement, the Notes, any Pledge Agreements, the Security Agreements, the Subsidiary Guaranty, the Account Security Agreement and any other document or agreement executed or delivered from time to time by the Borrowers, any of Parent's Restricted Subsidiaries (other than Mediplex) or any other Person in connection herewith or therewith or as security for the Obligations.

     "LONG TERM DEBT" shall mean any obligation which is due one year or more from the date of creation thereof which under GAAP is shown as a liability, plus, without duplication, amounts equal to the aggregate net rentals payable one year or more from the date of creation thereof under Capitalized Lease Obligations.

     "MATERIAL ADVERSE EFFECT" shall mean any act or circumstance or event that
(a) causes a Default, (b) otherwise could reasonably be expected to be material and adverse to (i) the business, assets, liabilities, financial condition, results of operations, business or prospects of the Parent and its Restricted Subsidiaries taken as a whole or (ii) the ability of the Borrowers or any Guarantor to perform their obligations under the respective Loan Documents, or
(c) in any manner whatsoever does or could reasonably be expected to materially and adversely affect the validity or enforceability of any Loan Document.

     "MATURITY DATE" shall mean October 28, 2001, or the earlier date of termination in whole of the Commitment pursuant to SECTION 2.6 OR 8.2 hereof, or such later date as established pursuant to SECTION 2.17 hereof.

     "MAXIMUM AMOUNT" shall mean the maximum amount of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations.

     "MEDIPLEX" shall mean The Mediplex Group, Inc., a Massachusetts corporation and a direct, wholly-owned, Subsidiary of Parent.

     "MEDITRUST LOAN AGREEMENTS" shall mean the loan agreements described on
SCHEDULE 9 hereto and amendments, modifications, or supplements thereto or restatements thereof set forth on SCHEDULE 9 hereto without giving effect to any amendments, modifications or supplements thereto not listed on SCHEDULE 9 unless the same are consented to in writing by the Determining Lenders.

     "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Parent or any member of its Controlled Group has an obligation to contribute or has liability under Title IV of ERISA (contingent or otherwise).

     "NECESSARY AUTHORIZATION" shall mean any right, franchise, license, permit, consent, approval or authorization from, or any filing or registration with, any governmental or other regulatory authority necessary or appropriate to enable the Parent or any of its Restricted Subsidiaries to maintain and operate its business and properties.

     "NEGATIVE PLEDGE" shall mean any agreement, contract or arrangement whereby any Person is prohibited from, or would otherwise be in default as a result of, creating, assuming, incurring or suffering to exist, directly or indirectly, any Lien on any of its assets.

     "NET CASH PROCEEDS" shall mean, with respect to any sale, lease, transfer or disposition of any asset by any Person, the aggregate amount of cash received by such Person in connection with such transaction after payment of any Indebtedness secured by the asset being sold, leased, transferred or disposed of and minus reasonable fees, costs and expenses and related taxes.

     "NET WORTH" shall mean, for the Parent and its Subsidiaries, on a consolidated basis (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Net Worth shall be calculated for the Parent and its Restricted Subsidiaries on a consolidated basis), determined in accordance with GAAP, the sum of: (i) capital stock taken at par value, plus (ii) capital surplus plus (iii) retained earnings less treasury stock.

     "NOTE" shall mean each Promissory Note of the Borrowers evidencing Advances hereunder, substantially in the form of EXHIBIT A hereto, together with any extension, renewal or amendment thereof, or substitution therefor.

     "NOTIFICATION AGENT" shall mean Parent, or such other Borrower designated by Parent and agreed to in writing by the Administrative Lender, to receive and deliver all communications and notices required to be delivered hereunder and to request Advances.

     "OBLIGATIONS" shall mean (a) all obligations of any nature (whether matured or unmatured, fixed or contingent, including the Reimbursement Obligations) of the Parent or any of its Restricted Subsidiaries to the Lenders under the Loan Documents as they may be amended from time to time, and (b) all obligations of the Parent or any of its Restricted Subsidiaries for losses, damages, expenses or any other liabilities of any kind that any Lender may suffer by reason of a breach by the Parent or any of its Restricted Subsidiaries of any obligation, covenant or undertaking with respect to any Loan Document.

     "OPERATING LEASE" means any Operating Lease, as defined in the Financial Accounting Standard Board Statement No. 13, dated November, 1976, or otherwise in accordance with GAAP.

     "PARENT" shall mean Sun Healthcare Group, Inc., a Delaware corporation.

     "PARTICIPANT" shall have the meaning ascribed to it in SECTION 11.6(c) hereof.

     "PARTICIPATION" shall have the meaning ascribed to it in SECTION 11.6(c) hereof.

     "PAYMENT DATE" shall mean the last day of the Interest Period for any LIBOR Advance.

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "PENSION PLAN" means a retirement plan (other than a Multiemployer Plan) subject to Title IV of ERISA or Section 412 of the Code to which the Parent or any member of its Controlled Group has liability (contingent or otherwise) under Title IV of ERISA or Section 412 of the Code.

     "PERMITTED LIENS" shall mean, as applied to any Person:

     (a)  any Lien in favor of the Lenders to secure the Obligations hereunder;

     (b)  (i) Liens on real estate for real estate taxes not yet delinquent,
(ii) Liens on assets arising by operation of law to secure the payments of rental amounts under lease agreements and other sums due thereunder, (iii) Liens created by lease agreements to secure the payment of rental amounts and other sums due thereunder provided that such liens are confined to fixtures, equipment, inventory and other tangible personal property located in or about the leased premises, (iv) Liens on leasehold interests created by the lessor in favor of any mortgagee of the leased premises, and (v) Liens for taxes, assessments, governmental charges, levies or claims that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

     (c) Liens of carriers, warehousemen, mechanics, laborers and materialmen and other similar Liens incurred in the ordinary course of business for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

     (d) Liens incurred in the ordinary course of business in connection with worker's compensation, unemployment insurance or similar legislation;

     (e) Easements, rights-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person;

     (f) Liens created to secure Indebtedness permitted by SECTION 7.1(j) hereof, which is (i) incurred solely for the purpose of financing the acquisition of assets or an Acquisition and incurred at the time of such acquisition of assets or such Acquisition or (ii) assumed in connection with an Acquisition, so long as (A) each such Lien permitted by this subsection (f) shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof) and refinancings thereof and (B) the aggregate amount of Indebtedness related thereto does not result in a violation of SECTION 7.1(j) hereof;

     (g) Liens in respect of judgments or awards for which appeals or proceedings for review are being prosecuted and in respect of which a stay of execution upon any such appeal or proceeding for review shall have been secured, provided that (i) such Person shall have established adequate reserves for such judgments or awards, (ii) such judgments or awards shall be fully insured and the insurer shall not have denied coverage, or (iii) such judgments or awards shall have been bonded to the satisfaction of the Determining Lenders;

     (h) Any Liens which are described on SCHEDULE 2 to the Credit Agreement, and Liens resulting from the refinancing of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Parent or its Restricted Subsidiaries; and

     (i) Liens on assets necessary to satisfy SECTION 6 of each of the Meditrust Loan Agreements.

     "PERMITTED RESTRICTED PAYMENTS" shall mean (a) the declaration and payment of Dividends to the Parent or any of its Restricted Subsidiaries, (b) payments made after the Agreement Date to the Bondholders in connection with a tender of the Bonds, not to exceed $8,000,000 in aggregate amount, (c) the repurchase of shares by the Parent of its shares held by Don A. Karchmer, John E. Bingaman, Thomas E. Stewart and James W. Campbell pursuant to the terms of that certain Registration Rights Agreement with Parent, dated as of June 29, 1993, as amended by that certain First Amendment to Registration Rights Agreement, dated as of May 26, 1994, and (d) payments made after the Agreement Date to the Convertible Bondholders in connection with the conversion of any of the Convertible Bonds pursuant to the terms of the Convertible Indenture, not to exceed $7,800,000 in aggregate amount.

     "PERSON" shall mean an individual, corporation, partnership, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "PLAN" shall mean (a) any employee benefit plan as defined in Section 3(3) and subject to Title I of ERISA (including a Multiemployer Plan that is covered by Title IV of ERISA) pursuant to which any employees of the Parent or its Restricted Subsidiaries participate and (b) any Pension Plan.

     "PLEDGE AGREEMENT" shall mean one or more Pledge Agreements executed by each Borrower and Restricted Subsidiary relating to all of the capital stock of, or other equity interest in, Restricted Subsidiaries now owned or hereafter acquired by such Borrower or Restricted Subsidiary (other than Inactive Subsidiaries), substantially in the form of EXHIBIT F hereto, as amended, modified, renewed, supplemented or restated from time to time.

     "PLEDGE AGREEMENTS" shall mean any Pledge Agreements, and any Foreign Subsidiary Pledge Agreements.

     "PRIME RATE" shall mean, at any time, the prime interest rate announced or published by the Administrative Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Administrative Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Administrative Lender.

     "PRIME RATE ADVANCE" shall mean any Advance bearing interest at the Prime Rate Basis.

     "PRIME RATE BASIS" shall mean, for any day, a per annum interest rate equal to the lesser of (a) the Highest Lawful Rate on such day, or (b) the higher of
(i) the sum of (A) 0.50% plus (B) the Federal Funds Rate or (ii) the Prime Rate on such day. The Prime Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as the case may be, to account for such change.

     "QUARTERLY DATE" shall mean the last day of each March, June, September and December, beginning December 31, 1996.

     "REFINANCING ADVANCE" shall mean any LIBOR Advance which is used to pay the principal amount (or any portion thereof) of a LIBOR Advance at the end of its Interest Period and which, after giving effect to such application, does not result in an increase in the aggregate amount of outstanding LIBOR Advances.

     "REIMBURSEMENT OBLIGATIONS" shall mean, in respect of any Letter of Credit as at any date of determination, the sum of (a) the maximum aggregate amount which is then available to be drawn under such Letter of Credit plus (b) the aggregate amount of all drawings under such Letter of Credit and not theretofore reimbursed by the Borrowers.

     "RELEASE DATE" shall mean the date on which the Notes have been paid, all other Obligations due and owing have been paid and performed in full, and the Commitments have been terminated.

     "REPORTABLE EVENT" shall mean an event set forth in Section 4043(c) of ERISA other than any event for which the provision for 30 days' notice has been excused under regulations issued under such Section.

     "RESTRICTED PAYMENTS" shall mean, collectively, (a) Dividends, (b) Treasury Stock Purchases, and (c) any payment or prepayment of principal, premium or penalty on any Subordinated Debt, any prepayment of interest on any Subordinated Debt or any defeasance, redemption, repurchase or other acquisition or retirement for value, in whole or in part, of any Subordinated Debt (including, without limitation, the setting aside of assets or the deposit of funds therefor).

     "RESTRICTED SUBSIDIARY" shall mean any Subsidiary which is not a Foreign Subsidiary.

     "SECURITY AGREEMENT" shall mean any Security Agreement executed by the Parent or any Restricted Subsidary relating to, with respect to the Parent, the Intercompany Line of Credit and the Liberty Note and, with respect to any Restricted Subsidary, any intercompany indebtedness owing to such Restricted Subsidiary, substantially in the form of Exhibit B hereto, as amended,modified,renewed, supplemented or restated from time to time.

     "SOLVENT" shall mean, with respect to any Person, that the fair value of the assets of such Person (both at fair valuation and at present fair saleable value) is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature and such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

     "SPECIAL COUNSEL" shall mean the law firm of Donohoe, Jameson & Carroll, P.C., or such other legal counsel as the Administrative Lender may select.

     "SPECIFIED PERCENTAGE" shall mean, as to any Lender, the percentage indicated beside its name on the signature pages hereof, or if applicable, specified in its most recent Assignment Agreement.

     "SUBORDINATED DEBT" shall mean any Indebtedness of the Parent or any of its Restricted Subsidiaries which shall have been and continues to be validly and effectively subordinated to the prior payment in full of the Obligations on terms and documentation approved in writing by the Determining Lenders, such approval not to be unreasonably withheld by the Determining Lenders.

     "SUBSIDIARY", as such term relates to any Person, shall mean (a) any corporation of which more than 50% of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect a majority of its board of directors, regardless of the existence at the time of a right of the holders of any class of securities of such corporation to exercise such voting power by reason of the happening of any contingency, is at the time owned by such Person, directly or through one or more intermediaries, and (b) any other entity which is Controlled or then capable of being Controlled by such Person, directly or through one or more intermediaries.

     "SUBSIDIARY GUARANTY" shall mean any Subsidiary Guaranty, executed by one or more Guarantors, guarantying payment and performance of the Obligations, substantially in the form of EXHIBIT C hereto, as such agreement may be amended, modified, supplemented or restated from time to time.

     "SUN INTERNATIONAL" shall mean Sun Healthcare Group International, Ltd., a United Kingdom corporation and a direct, wholly-owned, subsidiary of Parent.

     "TAXES" shall have the meaning ascribed thereto in SECTION 2.15 hereof.

     "TOTAL ASSETS" shall mean, for any Person, the total assets of such Person, determined in accordance with GAAP (less capitalized interest amounts included therein).

     "TOTAL DEBT" shall mean, as of any date of determination, determined for the Parent and its Subsidiaries on a consolidated basis (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, Total Debt shall be calculated for the Parent and its Restricted Subsidiaries on a consolidated basis) in accordance with GAAP, the sum (without duplication) of
(a) all principal outstanding under the Loan Documents, plus (b) all obligations evidenced by a promissory note or otherwise representing borrowed money, plus
(c) all reimbursement obligations for letters of credit, plus (d) all Capitalized Lease Obligations, plus (e) lease expense pursuant to Operating

Leases (such lease expense to be in an amount equal to the product of rental expense for the four fiscal quarters immediately preceding the date of calculation multiplied by six and shall be net of any income being received pursuant to subleases during such period, provided that no such sublessee is in default under its sublease), less (f) an amount equal to any write-up, to market value, of the Bonds and the Convertible Bonds as required by GAAP. For the purpose of the calculation of lease expense pursuant to Operating Leases for Subsidiaries not owned at all times during the four fiscal quarters immediately preceding the date of determination, such lease expense shall be adjusted, on a pro-forma basis, to (i) include the lease expense pursuant to Operating Leases attributable to an Acquisition which occurred during any such fiscal quarter for the four fiscal quarters of the Subsidiary acquired immediately preceding the date of determination (such lease expense to be multiplied by six), provided the Acquisition Consideration for such Acquisition is in excess of $20,000,000 and
(ii) exclude any such lease expense of any asset or group of related assets disposed of in one transaction or a series of related transactions during any such fiscal quarter for the four fiscal quarters immediately preceding the date of determination, provided the consideration received from the disposition of such asset or group of related assets is in excess of $20,000,000.

     "TOTAL DEBT TO CAPITALIZATION RATIO" shall mean, for any date of calculation, calculated for the Parent and its Subsidiaries on a consolidated basis (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Total Debt to Capitalization Ratio shall be calculated for the Parent and its Restricted Subsidiaries on a consolidated basis) in accordance with GAAP, the ratio of (i) Total Debt to (ii) an amount equal to the sum of (a) Total Debt, plus (b) Net Worth.

     "TOTAL DEBT TO CASH FLOW COVERAGE RATIO" shall mean, for any date of calculation, calculated for the Parent and its Subsidiaries on a consolidated basis (provided that if Foreign Subsidiary EBITDAR shall ever equal or exceed 15% of EBITDAR, the Total Debt to Cash Flow Coverage Ratio shall be calculated
(a) for the Parent and its Restricted Subsidiaries on a consolidated basis and
(b) using Domestic EBITDAR), the ratio of Total Debt to EBITDAR for the four fiscal quarters immediately preceding the date of calculation.

     "TREASURY STOCK PURCHASES" shall mean, with respect to any Person, any purchase, redemption or other acquisition or retirement for value by such Person of any shares of capital stock of such Person.

     "UCC" shall mean the Uniform Commercial Code of Texas, as amended from time to time.

     Section 1.2 AMENDMENTS AND RENEWALS. Each definition of an agreement in this ARTICLE 1 shall include such agreement as amended to date, and as amended or renewed from time to time in accordance with its terms pursuant to the provisions of SECTION 11.11 hereof.

     Section 1.3 CONSTRUCTION. The terms defined in this ARTICLE 1 (except as otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in SECTION 1.1 hereof, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Parent and its Restricted Subsidiaries, unless otherwise expressly stated herein.

                                    ARTICLE 2

                                    ADVANCES

     Section 2.1 THE ADVANCES. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make Advances to the Borrowers from time to time in an aggregate amount not to exceed its Specified Percentage of the Commitment less its Specified Percentage of the aggregate amount of all Reimbursement Obligations then outstanding (assuming compliance with all conditions to drawing) for the purposes set forth in SECTION 5.9 hereof. Subject to SECTION 2.9 hereof, Advances may be repaid and then reborrowed. Any Advance shall, at the option of the Borrowers as provided in
SECTION 2.2 hereof (and, in the case of LIBOR Advances, subject to availability and to the provisions of ARTICLE 9 hereof), be made as a Prime Rate Advance or a LIBOR Advance; provided that there shall not be outstanding to any Lender, at any one time, more than five LIBOR Advances. On the Maturity Date unless sooner paid as provided herein, the outstanding Advances shall be repaid in full.

     Section 2.2    MANNER OF BORROWING AND DISBURSEMENT.

     (a) In the case of Prime Rate Advances, the Notification Agent, through an Authorized Signatory, shall give the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, on the date of any proposed Prime Rate Advance irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Notification Agent's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of the Borrowers' intention to borrow a Prime Rate Advance hereunder. Such notice of borrowing shall specify the requested funding date, which shall be a Business Day, and the amount of the proposed aggregate Prime Rate Advances to be made by Lenders.

     (b) In the case of LIBOR Advances, the Notification Agent, through an Authorized Signatory, shall give the Administrative Lender at least three Business Days' irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Notification Agent's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of the Borrowers' intention to borrow or reborrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Lender prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to availability and to ARTICLE 9 hereof. For LIBOR Advances, the notice of borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders and the Interest Period selected by the Borrowers, provided that no such Interest Period shall extend past the Maturity Date, or prohibit or impair the Borrowers' ability to comply with SECTION 2.8 hereof.

     (c) Subject to SECTIONS 2.1 AND 2.9 hereof, at least three Business Days prior to each Payment Date for a LIBOR Advance, the Notification Agent, through an Authorized Signatory, shall give the Administrative Lender irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Notification Agent's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), specifying whether all or a portion of such LIBOR Advance outstanding on the Payment Date (i) is to be repaid and then reborrowed in whole or in part as a LIBOR Advance, (ii) is to be repaid and then reborrowed in whole or in part as a Prime Rate Advance, or
(iii) is to be repaid and not reborrowed; provided, however, notwithstanding anything in this Agreement to the contrary, if on any Payment Date a Default shall exist, such LIBOR Advance may only be reborrowed as a Prime Rate
Advance. Upon such Payment Date, such LIBOR Advance shall, subject to the provisions hereof, be so repaid and may be reborrowed.

     (d) The aggregate amount of Prime Rate Advances to be made by the Lenders on any day shall be in a principal amount which is at least $500,000 and which is an integral multiple of $100,000; provided, however, that such amount may equal the unused amount of the Commitment. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000; provided, however, that such amount may equal the unused amount of the Commitment.

     (e) The Administrative Lender shall promptly notify the Lenders of each notice received from the Notification Agent pursuant to this Section. Failure of the Notification Agent to give any notice in accordance with SECTION 2.2(c) hereof shall result in a repayment of any such existing LIBOR Advance on the applicable Payment Date by a Refinancing Advance which is a Prime Rate Advance. Each Lender shall, not later than 12:30 p.m., Dallas, Texas time, on the date of any Advance that is not a Refinancing Advance, deliver to the Administrative Lender, at its address set forth herein, such Lender's Specified Percentage of such Advance in immediately available funds in accordance with the Administrative Lender's instructions. Prior to 2:00 p.m., Dallas, Texas time, on the date of any Advance hereunder, the Administrative Lender shall, subject to satisfaction of the conditions set forth in ARTICLE 3, disburse the amounts made available to the Administrative Lender by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Notification Agent's instructions, or (ii) in the absence of such instructions, crediting such amounts to the joint account of the Borrowers maintained with the Administrative Lender. All Advances shall be made by each Lender according to its Specified Percentage.

     Section 2.3    INTEREST.

     (a)  ON PRIME RATE ADVANCES.

          (i) The Borrowers shall jointly and severally pay interest on the outstanding unpaid principal amount of each Prime Rate Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, which shall be payable as set forth in SECTION 2.3(a)(ii) hereof, at a simple interest rate per annum equal to the Prime Rate

     Basis for such Prime Rate Advance as in effect from time to time, provided that interest on such Prime Rate Advance shall not exceed the Maximum Amount.

          (ii) Interest on each Prime Rate Advance shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and shall be payable in arrears on each Quarterly Date and on the Maturity Date.

     (b)  ON LIBOR ADVANCES.

          (i) The Borrowers shall jointly and severally pay interest on the unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) or repaid, at a rate per annum equal to the LIBOR Basis for such Advance. The Administrative Lender, whose determination shall be conclusive, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding date and shall notify the Borrowers, through the Notification Agent, and the Lenders of such LIBOR Basis.

          (ii) Subject to SECTION 11.9 hereof, accrued and unpaid interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Maturity Date; provided, however, that if the Interest Period for such Advance exceeds three months, accrued and unpaid interest shall also be due and payable in arrears on each Quarterly Date during such Interest Period.

     (c) INTEREST IF NO NOTICE OF SELECTION OF LIBOR ADVANCE OR INTEREST RATE PERIOD. If the Borrowers, through the Notification Agent, fail to give the Administrative Lender timely notice of their selection of a LIBOR Advance, or if for any reason a determination of a LIBOR Basis for any Advance is not timely concluded due to the fault of the Borrowers or the Notification Agent, the Prime Rate Basis shall apply to the applicable Advance. If the Borrowers, through the Notification Agent, fail to give the Administrative Lender timely notice of an Interest Period for a LIBOR Advance, the Interest Period for such LIBOR Advance shall be deemed to be three months.

     (d) INTEREST AFTER AN EVENT OF DEFAULT. (i) After an Event of Default (other than an Event of Default specified in SECTION 8.1(f) OR (g) hereof) and during any continuance thereof, at the option of Determining Lenders, and
(ii) after an Event of Default specified in SECTION 8.1(f) OR (g) hereof and during any continuance thereof, automatically and without any action by the Administrative Lender or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Maturity Date, and shall accrue until the earlier of
(i) waiver or cure (to the satisfaction of the Determining Lenders) of the applicable Event of Default, (ii) agreement by the Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances, to exercise any other rights or remedies under the Loan Documents, or to give notice to the Borrowers, through the Notification Agent, of the decision to charge interest at the Default Rate. The Lenders will undertake to notify the Borrowers, through the Notification Agent, after the effective date, of the decision to charge interest at the Default Rate.

     Section 2.4    FEES.

     (a) COMMITMENT FEE. Subject to SECTION 11.9 hereof, the Borrowers agree jointly and severally to pay to the Administrative Lender, for the ratable account of the Lenders, a commitment fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) based on the daily average unused portion of the Commitment (subject to SECTION 11.9 hereof, computed on the basis of a year of 360-day year for the actual number of days elapsed) at the following per annum percentages, applicable in the following situations:

                        Applicability                 Percentage
                        -------------                 ----------

     (A)       If the Total Debt to Cash Flow
               Coverage Ratio is greater than or
               equal to 4.5 to 1                         0.3750%

     (B)       If the Total Debt to Cash Flow
               Coverage Ratio is less than 4.5 to 1
               but is equal to or greater than 4.0
               to 1                                      0.3000%

     (C)       If the Total Debt to Cash Flow
               Coverage Ratio is less than 4.0 to 1
               but is equal to or greater than 3.0
               to 1                                      0.2500%

     (D)       If the Total Debt to Cash Flow
               Coverage Ratio is less than 3.0 to 1
               but is equal to or greater than 2.0
               to 1                                      0.2250%

     (E)       If the Total Debt to Cash Flow
               Coverage Ratio is less than 2.0 to 1      0.1875%

For purposes of calculation of the commitment fee, Letters of Credit outstanding from time to time will reduce the unused portion of the Commitment. The commitment fee shall be subject to reduction or increase, as applicable and as set forth above, on a quarterly basis according to the performance of the Parent as tested by the Total Debt to Cash Flow Coverage Ratio. Any such increase or decrease in such fee shall be effective on the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to SECTION 6.1 OR 6.2 hereof, as appropriate. If such financial statements are not received by the fifth day following the date required, the commitment fee shall be determined as if the Total Debt to Cash Flow Coverage Ratio is greater than or equal to 4.5 to 1 until such time as such financial statements are received. From and including the Agreement Date to the date of the initial adjustment of the commitment fee to be made as provided above, the percentage shall be 0.2500%.

     (b) FACILITY FEE. Subject to SECTION 11.9 hereof, the Borrowers agree jointly and severally to pay to the Administrative Lender, for the account of Lenders having committed in a commitment letter to the Administrative Lender to hold a Commitment hereunder of (i) greater than or equal to $50,000,000, a one-time facility fee equal to the product of (x) 0.25% times (y) the amount of each such Lender's actual Commitment, (ii) greater than or equal to $35,000,000, but less than $50,000,000, a one-time facility fee equal to the product of (x) 0.175% times (y) the amount of each such Lender's actual Commitment, and
(iii) less than $35,000,000, a one-time facility fee equal to the product of
(x) 0.10% times (y) the amount of each such Lender's actual Commitment. Such fees shall be payable on the Agreement Date, and shall be fully-earned when due and, subject to SECTION 11.9 hereof, nonrefundable when paid.

     (c) OTHER FEES. Subject to SECTION 11.9 hereof, the Borrowers agree jointly and severally to pay to the Administrative Lender, for its account and not the account of the Lenders, the fees provided for in the letter agreement ("ADMINISTRATIVE LENDER FEE LETTER"), dated as of the Agreement Date, between the Borrowers and the Administrative Lender on the date and in the amounts specified therein.

     Section 2.5    PREPAYMENT.

     (a) VOLUNTARY PREPAYMENTS. The principal amount of any Prime Rate Advance may be prepaid in full or in part at any time, without penalty upon two Business Days' prior telephonic notice followed immediately by written notice (provided, however, that the Notification Agent's failure to confirm any telephonic notice in writing shall not invalidate any notice so given) by an Authorized Signatory of the Notification Agent to the Administrative Lender. LIBOR Advances may be voluntarily prepaid upon three Business Days' prior telephonic notice followed immediately by written notice (provided, however, that the Notification Agent's failure to confirm any telephonic notice in writing shall not invalidate any notice so given) by an Authorized Signatory of the Notification Agent to the Administrative Lender, but only so long as the Borrowers concurrently reimburse the Lenders in accordance with SECTION 2.9 hereof. Any notice of prepayment shall be irrevocable.

     (b) MANDATORY PREPAYMENT AND REPAYMENT. On or before the date of any reduction of the Commitment, the Borrowers shall jointly and severally prepay or repay outstanding Advances in an amount necessary to reduce the sum of outstanding Advances and Reimbursement Obligations to an amount not greater than the Commitment as so reduced pursuant to SECTION 2.6 hereof. The Borrowers shall first prepay or repay all Prime Rate Advances and shall thereafter prepay or repay LIBOR Advances. To the extent that any prepayment requires that a LIBOR Advance be repaid on a date other than the last day of its Interest Period, the Borrowers shall jointly and severally reimburse each Lender in accordance with SECTION 2.9 hereof.

     (c) PREPAYMENTS, GENERALLY. Any prepayment of a LIBOR Advance shall be accompanied by interest accrued on the principal amount being prepaid. Any voluntary partial prepayment of a Prime Rate Advance shall be in a principal amount of $100,000 or an integral multiple thereof and shall be accompanied by interest accrued on the principal amount being prepaid.

     Section 2.6    REDUCTION OF COMMITMENTS.

     (a) VOLUNTARY REDUCTION. The Borrowers shall have the right, upon not less than 10 Business Days' notice (provided no notice shall be required for a termination in whole of the Commitment) by an Authorized Signatory of the Notification Agent to the Administrative Lender (if telephonic, to be confirmed by telex or in writing on or before the date of reduction or termination), which shall promptly notify the Lenders, to terminate or reduce the Commitment, in whole or in part. Each voluntary reduction shall be in an aggregate amount which is at least $5,000,000 and which is an integral multiple of $100,000, and no voluntary reduction in the Commitment shall cause any LIBOR Advance to be repaid prior to the last day of its Interest Period.

     (b) MANDATORY REDUCTION. On the Maturity Date, the Commitment shall automatically reduce to zero.

     (c) GENERAL REQUIREMENTS. Upon any reduction of the Commitment pursuant to this Section, the Borrowers shall jointly and severally immediately make a repayment of applicable Advances in accordance with SECTION 2.5(b) hereof. The Borrowers shall jointly and severally reimburse each Lender for any loss or out-of-pocket expense incurred by each Lender in connection with any such payment, as set forth in SECTION 2.9 hereof to the extent applicable. The Borrowers shall not have any right to rescind any termination or reduction. Once reduced, the Commitment may not be increased or reinstated.

     Section 2.7 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE LENDER. Unless the Administrative Lender shall have been notified by a Lender prior to the date of any proposed Advance (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Advance available to the Administrative Lender, the Administrative Lender may assume that such Lender has made such proceeds available to the Administrative Lender on such date, and the Administrative Lender may in reliance upon such assumption (but shall not be required to) make available to the Borrowers a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Lender by such Lender, the Administrative Lender shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrowers) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrowers and ending on (but excluding) the date the Administrative Lender receives such amount from the Lender, calculated at a per annum rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate. No Lender shall be liable for any other Lender's failure to fund an Advance hereunder.

     Section 2.8 PAYMENT OF PRINCIPAL OF ADVANCES. The Borrowers agree jointly and severally to pay the principal amount of the Advances to the Administrative Lender for the account of the Lenders as follows:

     (a) PRIME RATE ADVANCES. The unpaid principal amount of the Prime Rate Advances shall be due and payable on the Maturity Date.

     (b) LIBOR ADVANCES. The principal amount of each LIBOR Advance hereunder shall be due and payable on its Payment Date and, except with respect to LIBOR Advances falling due on the Maturity Date, such principal payment may be made by means of a Refinancing Advance.

     (c) COMMITMENT REDUCTION. On the date of any reduction of the Commitment pursuant to SECTION 2.6 hereof, including the Maturity Date, the aggregate amount of the Advances outstanding on such date of reduction in excess of the Commitment as reduced minus all outstanding Reimbursement Obligations shall be due and payable, which principal payment may not be made by means of Refinancing Advances.

     (d) MATURITY DATE. The principal amount of the Advances, all accrued interest and fees thereon, and all other Obligations related thereto, shall be due and payable in full on the Maturity Date.

     Section 2.9 REIMBURSEMENT. Whenever any Lender shall sustain or incur any losses or reasonable out-of-pocket expenses in connection with (a) a failure by the Borrowers to borrow any LIBOR Advance after having given notice of its intention to borrow in accordance with SECTION 2.2 hereof (whether by reason of the Borrowers' election not to proceed or the non-fulfillment of any of the conditions set forth in ARTICLE 3 hereof), or (b) any prepayment for any reason of any LIBOR Advance in whole or in part (including, without limitation, a prepayment pursuant to SECTION 2.5(B) and ARTICLE 9 hereof), the Borrowers agree jointly and severally to pay to any such Lender, upon its demand, an amount sufficient to compensate such Lender for all such losses and out-of-pocket expenses, subject to SECTION 11.9 hereof. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, calculated in its usual fashion, absent manifest error, shall be binding and conclusive. Such losses shall include, without limiting the generality of the foregoing, lost profits and reasonable expenses incurred by such Lender in connection with the re-employment of funds prepaid, repaid, converted or not borrowed, converted or paid, as the case may be. Upon request of the Borrowers, through the Notification Agent, such Lender shall provide a certificate setting forth the amount to be paid to it by the Borrowers hereunder and calculations therefor.

     Section 2.10   MANNER OF PAYMENT.

     (a) Each payment (including prepayments) by the Borrowers of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Document shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Lender at the Administrative Lender's office, in lawful money of the United States of America constituting immediately available funds.

     (b) If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

     (c) The Borrowers agree jointly and severally to pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set-off or counterclaim or any deduction whatsoever.

     (d) If some but less than all amounts due from the Borrowers are received by the Administrative Lender, the Administrative Lender shall apply such amounts in the following order of priority: (i) to the payment of the Administrative Lender's expenses incurred on behalf of the Lenders then due and payable, if any; (ii) to the payment of all other fees then due and payable; (iii) to the payment of interest then due and payable on the Advances; (iv) to the payment of all other amounts not otherwise referred to in this clause (d) then due and payable under the Loan Documents; and (v) to the payment of principal then due and payable on the Advances.

     Section 2.11 LIBOR LENDING OFFICES. Each Lender's initial LIBOR Lending Office is set forth opposite its name in SCHEDULE 1 attached hereto. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Advance to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of the Borrowers for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to SECTION 9.2 OR 9.3 hereof, or otherwise for the purpose of complying with Applicable Law). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

     Section 2.12 SHARING OF PAYMENTS. Any Lender obtaining a payment (whether voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of its Advances in excess of its Specified Percentage of all payments made by the Borrowers with respect to Advances shall purchase from each other Lender such participation in the Advances made by such other Lender as shall be necessary to cause such purchasing Lender to share the excess payment pro rata according to Specified Percentages with each other Lender; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

     Section 2.13 CALCULATION OF LIBOR RATE. The provisions of this Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit.

     Section 2.14 BOOKING LOANS. Any Lender may make, carry or transfer Advances at, to or for the account of any of its branch offices or the office of any Affiliate.

     Section 2.15   TAXES.

     (a) Any and all payments by the Borrowers hereunder shall be made, in accordance with SECTION 2.10, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Administrative Lender, taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, (i) by the jurisdiction under the laws of which such Lender or the Administrative Lender (as the case may be) is organized and in which it has its applicable lending office or any political subdivision thereof; (ii) by any other jurisdiction, or any political subdivision thereof, other than those imposed by reason of (A) an asserted relation of such jurisdiction to the transactions contemplated by this Agreement, (B) the activities of the Borrowers in such jurisdiction, or (C) the activities in connection with the transactions contemplated by this Agreement of a Lender or the Administrative Lender; (iii) by reason of failure by the Lender or the Administrative Lender to comply with the requirements of paragraph (e) of this SECTION 2.15; and (iv) in the case of any Lender, any Taxes in the nature of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Documents (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrowers shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Lender, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.15) such Lender or the Administrative Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrowers shall make such deductions and (z) the Borrowers shall jointly and severally pay the full amount deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

     (b) In addition, the Borrowers agree jointly and severally to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than Taxes described in clause (iv) of the first sentence of SECTION 2.15(a)) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").

     (c) The Borrowers will jointly and severally indemnify each Lender and the Administrative Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 2.15) paid by such Lender or the Administrative Lender (as the case may be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses arising as a result of gross negligence on the part of such Lender or the Administrative Lender, PROVIDED, HOWEVER, that the Borrowers shall have no obligation to indemnify such Lender or the Administrative Lender unless and until such Lender or the Administrative Lender shall have delivered to the Notification Agent a certificate setting forth in reasonable detail the basis of the Borrowers' obligation to indemnify such Lender or the Administrative Lender pursuant to this SECTION 2.15. This indemnification shall be made within 30 days from the date such Lender or the Administrative Lender (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes, the Notification Agent, on behalf of the Borrowers, will furnish to the Administrative Lender the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Notification Agent, on behalf of the Borrowers, will furnish to the Administrative Lender a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Lender, in either case stating that such payment is exempt from or not subject to Taxes, PROVIDED, HOWEVER, that such certificate or opinion need only be given if: (i) the Borrowers make any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this SECTION 2.15 the terms "UNITED STATES" and "UNITED STATES PERSON" shall have the meanings set forth in Section 7701 of the Code.

     (e)  Each Lender which is not a United States Person hereby agrees that:

          (i) it shall, no later than the Agreement Date (or, in the case of a Lender which becomes a party hereto pursuant to SECTION 11.6 after the Agreement Date, the date upon which such Lender becomes a party hereto) deliver to the Borrowers, through the Administrative Lender who shall deliver the same to the Borrowers through the Notification Agent:

          (A) if any lending office is located in the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("FORM 4224"),

          (B) if any lending office is located outside the United States of America, two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("FORM 1001").

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such lending office or lending offices under this Agreement free from withholding of United States Federal income tax;

          (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter but only to the extent the forms previously delivered by it hereunder are no longer effective, deliver to the Borrowers, through the Administrative Lender who shall deliver the same to the Borrowers through the Notification Agent, in replacement for the forms previously delivered by it hereunder:

          (A) if such changed or additional lending office is located in the United States of America, two (2) accurate and complete signed originals of Form 4224; or

          (B) otherwise, two (2) accurate and complete signed originals of Form 1001,

     in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending office under this Agreement free from withholding of United States Federal income tax;

         (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrowers, through the Administrative Lender who shall deliver the same to the Borrowers through the Notification Agent, two
     (2) accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender;

          (iv) it shall, promptly upon the request of the Borrowers, through the Notification Agent, to that effect, deliver to the Borrowers such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes; and

          (v) it shall notify the Borrowers, through the Notification Agent, within 30 days after any event (including an amendment to, or a change in any applicable law or regulation or in the written interpretation thereof by any regulatory authority or any judicial authority, or by ruling applicable to such Lender of any governmental authority charged with the interpretation or administration of any law) shall occur that results in such Lender no longer being capable of receiving payments without any deduction or withholding of United States federal income tax.

     (f) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this SECTION 2.15 shall survive the payment in full of principal and interest hereunder.

     (g)  Any Lender claiming any additional amounts payable pursuant to this
SECTION 2.15 shall use its reasonable best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be materially disadvantageous to such Lender.

     (h) Each Lender (and the Administrative Lender with respect to payments to the Administrative Lender for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver, by virtue of the location of any Lender's lending office) and (ii) otherwise cooperate with the Borrowers to minimize amounts payable by the Borrowers under this SECTION 2.15; PROVIDED, HOWEVER, the Lenders and the Administrative Lender shall not be obligated by reason of this SECTION 2.15(H) to contest the payment of any Taxes or Other Taxes or to disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning. Subject to the foregoing, to the extent the Borrowers pay sums pursuant to this
SECTION 2.15 and the Lender or the Administrative Lender receives a refund of any or all of such sums, such refund shall be applied to reduce any amounts then due and owing under this Agreement or, to the extent that no amounts are due and owing under this Agreement at the time such refunds are received, the party receiving such refund shall promptly pay over all such refunded sums to the Borrowers, provided that no Default or Event of Default is in existence at such time.

     Section 2.16   LETTERS OF CREDIT.

     (a) THE LETTER OF CREDIT FACILITY. The Borrowers, through the Notification Agent, may request the Issuing Bank, on the terms and conditions hereinafter set forth, to issue, and the Issuing Bank shall, if so requested, issue, letters of credit (the "LETTERS OF CREDIT") for the joint account of the Borrowers or the joint account of any Borrower and any of its Restricted Subsidiaries, from time to time on any Business Day from the date of the initial Advance until the Maturity Date in an aggregate maximum amount (assuming compliance with all conditions to drawing) not to exceed at any time outstanding the lesser of (i) $50,000,000 (the "LETTER OF CREDIT FACILITY"), and (ii) the sum of (A) the Commitment MINUS (B) the aggregate principal amount of Advances then outstanding. No Letter of Credit shall have an expiration date (including all rights of renewal) later than the earlier of (i) the Maturity Date or
(ii) one year after the date of issuance thereof. The Borrowers, together with any of their Restricted Subsidiaries which may be an account party, shall be jointly and severally liable for the repayment of any Reimbursement Obligation. Immediately upon the issuance of each Letter of Credit (or on the Agreement Date, with respect to Existing Letters of Credit), the Issuing Bank shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed to have purchased and received from the Issuing Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in such Letter of Credit, each drawing thereunder and the obligations of the Borrowers under this Agreement in respect thereof in an amount equal to the product of (x) such Lender's Specified Percentage times
(y) the maximum amount available to be drawn under such Letter of Credit (assuming compliance with all conditions to drawing). Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrowers, through the Notification Agent, may request the issuance of Letters of Credit under this SECTION 2.16(a), repay any Advances resulting from drawings thereunder pursuant to SECTION 2.16(c) and request the issuance of additional Letters of Credit under this SECTION 2.16(a).

     (b) REQUEST FOR ISSUANCE. Each Letter of Credit shall be issued upon notice, given not later than 11:00 a.m. (Dallas time) on the third Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrowers, through the Notification Agent, to the Issuing Bank, which shall give to the Administrative Lender and each Lender prompt notice thereof by telex, telecopier or cable. Each Letter of Credit shall be issued upon notice given in accordance with the terms of any separate agreement between the Borrowers and the Issuing Bank in form and substance reasonably satisfactory to the Borrowers and the Issuing Bank providing for the issuance of Letters of Credit pursuant to this Agreement and containing terms and conditions not inconsistent with this Agreement (a "LETTER OF CREDIT AGREEMENT"), PROVIDED that if any such terms and conditions are inconsistent with this Agreement, this Agreement shall control. Each such notice of issuance of a Letter of Credit (a "NOTICE OF ISSUANCE") shall be by telex, telecopier or cable, specifying therein, in the case of a Letter of Credit, the requested (A) date of such issuance (which shall be a Business Day), (B) maximum amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit, (E) form of such Letter of Credit and (F) such other information as shall be required pursuant to the relevant Letter of Credit Agreement. If the requested terms of such Letter of Credit are acceptable to the Issuing Bank in its reasonable discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in ARTICLE 3 hereof, make such Letter of Credit available to the Borrowers, through the Notification Agent, at its office referred to in SECTION 11.1 or as otherwise agreed with the Notification Agent in connection with such issuance.

     (c) PAYMENT AND REIMBURSEMENT. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of an Advance, which shall bear interest at the Prime Rate Basis, in the amount of such draft (but without any requirement for compliance with the conditions set forth in ARTICLE 3 hereof). In the event that a payment under any Letter of Credit is not reimbursed by the Borrowers by 11:00 a.m. (Dallas time) on the first Business Day after notice of such drawing has been given by the Issuing Bank to the Borrowers, through the Notification Agent, the Issuing Bank shall promptly notify Administrative Lender and each other Lender. Each such Lender shall, on the first Business Day following such notification, make an Advance, which shall bear interest at the Prime Rate Basis, and shall be used to repay the applicable portion of the Issuing Bank's Advance with respect to such Letter of Credit, in an amount equal to the amount of its participation in such drawing for application to reimburse the Issuing Bank (but without any requirement for compliance with the applicable conditions set forth in ARTICLE 3 hereof) and shall make available to the Administrative Lender for the account of the Issuing Bank, by deposit at the Administrative Lender's office, in same day funds, the amount of such Advance. In the event that any Lender fails to make available to the Administrative Lender for the account of the Issuing Bank the amount of such Advance on the date specified in the notice from the Issuing Bank to such Lender, the Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon from such date until paid at a rate per annum equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate.

     (d) INCREASED COSTS. If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit or guarantees issued by, or assets held by, or deposits in or for the account of, the Issuing Bank or any Lender or (ii) impose on the Issuing Bank or any Lender any other condition regarding this Agreement or such Lender or any Letter of Credit, and the result of any event referred to in the preceding clause (i) or (ii) shall be to increase the cost to the Issuing Bank of issuing or maintaining any Letter of Credit or to any Lender of purchasing any participation therein or making any Advance pursuant to SECTION 2.16(c), then, upon demand by the Issuing Bank or such Lender, the Borrowers shall, jointly and severally, subject to SECTION 11.9 hereof, pay to the Issuing Bank or such Lender, from time to time as specified by the Issuing Bank or such Lender, additional amounts that shall be sufficient to compensate the Issuing Bank or such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrowers, through the Notification Agent, by the Issuing Bank or such Lender, shall include in reasonable detail the basis for the demand for additional compensation and shall be conclusive and binding for all purposes, absent manifest error. The obligations of the Borrowers under this SECTION 2.16(D) shall survive termination of this Agreement. The Issuing Bank or any Lender claiming any additional compensation under this
SECTION 2.16(D) shall use reasonable efforts (consistent with legal and regulatory restrictions) to reduce or eliminate any such additional compensation which may thereafter accrue and which efforts would not, in the sole discretion of the Issuing Bank or such Lender, be otherwise disadvantageous.

     (e) OBLIGATIONS ABSOLUTE. The obligations of the Borrowers under this Agreement with respect to any Letter of Credit, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit or any Advance pursuant to SECTION 2.16(C) shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, any of the following circumstances:

          (i) any lack of validity or enforceability of this Agreement, any other Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "L/C RELATED DOCUMENTS");

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrowers in respect of the Letters of Credit or any Advance pursuant to SECTION 2.16(c) or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

          (iii) the existence of any claim, set-off, defense or other right that the Borrowers may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank, any Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C Related Documents or any unrelated transaction;

          (iv) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except to the extent that any payment by the Issuing Bank against any such statement or other document shall be as a result of the Issuing Bank's gross negligence or willful misconduct;

          (v) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the Letter of Credit, except for any payment made upon the Issuing Bank's gross negligence or willful misconduct;

          (vi) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any Subsidiary Guaranty or any other guarantee, for all or any of the Obligations of the Borrowers in respect of the Letters of Credit or any Advance pursuant to SECTION 2.16(c); or

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrowers or a guarantor, other than the Issuing's Bank gross negligence or wilful misconduct.

     (f)  COMPENSATION FOR LETTERS OF CREDIT.

          (i) CREDIT FEES. Subject to SECTION 11.9 hereof, the Borrowers shall jointly and severally pay to the Administrative Lender for the account of each Lender a credit fee (which shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) on the average daily amount available for drawing under all outstanding Letters of Credit (computed, subject to SECTION 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed) at the following per annum percentages, applicable in the following situations:

                      Applicability                  Percentage
                      -------------                  ----------

     (A)    If the Total Debt to Cash Flow             1.50%
            Coverage Ratio is greater than or
            equal to 4.5 to 1

     (B)    If the Total Debt to Cash Flow             1.25%
            Coverage Ratio is less than 4.5 to 1
            but is greater than or equal to 4.0
            to 1

     (C)    If the Total Debt to Cash Flow             1.00%
            Coverage Ratio is less than 4.0 to 1
            but is greater than or equal to 3.0
            to 1

     (D)    If the Total Debt to Cash Flow             0.75%
            Coverage Ratio is less than 3.0 to 1
            but is greater than or equal to 2.0
            to 1

     (E)    If the Total Debt to Cash Flow             0.50%
            Coverage Ratio is less than 2.0 to 1

          (ii) ADJUSTMENT OF CREDIT FEE. The credit fee payable in respect of the Letters of Credit shall be subject to reduction or increase, as applicable and as set forth in the table in (i) above, on a quarterly basis according to the performance of the Parent as tested by the Total Debt to Cash Flow Coverage Ratio. Any such increase or reduction in such fee shall be effective on the fifth day following the date of receipt of the financial statements required pursuant to SECTION 6.1 OR 6.2 hereof, as appropriate. If such financial statements are not received by the fifth day following the date required, the fee payable in respect of the Letters of Credit shall be determined as if the Total Debt to Cash Flow Coverage Ratio is greater than or equal to 4.50 to 1 until such time as such financial statements are received. From and including the Agreement Date to the date of the initial adjustment of the Credit Fee to be made as provided above, the percentage shall be 1.00%.

          (iii) ISSUANCE FEE. Subject to SECTION 11.9 hereof, the Borrowers shall jointly and severally pay to the Administrative Lender for the sole account of the Issuing Bank an issuance fee (which fee shall be payable quarterly in arrears on each Quarterly Date and on the Maturity Date) equal to 0.125% per annum on the average daily amount available for drawing under all outstanding Letters of Credit, and computed, subject to SECTION 11.9 hereof, on the basis of a 360-day year for the actual number of days elapsed.

     (g)  L/C CASH COLLATERAL ACCOUNT.

          (i) Upon the occurrence of an Event of Default and demand by the Administrative Lender pursuant to SECTION 8.2(C), the Borrowers will promptly pay, jointly and severally, to the Administrative Lender in immediately available funds an amount equal to 100% of the maximum amount then available to be drawn under the Letters of Credit then outstanding. Any amounts so received by the Administrative Lender shall be deposited by the Administrative Lender in a deposit account maintained by the Issuing Bank (the "L/C CASH COLLATERAL ACCOUNT").

          (ii) As security for the payment of all Reimbursement Obligations and for any other Obligations, the Borrowers hereby grant, convey, assign, pledge, set over and transfer to the Administrative Lender (for the benefit of the Issuing Bank and Lenders), and creates in the Administrative Lender's favor (for the benefit of the Issuing Bank and Lenders) a Lien in, all money, instruments and securities at any time held in or acquired in connection with the L/C Cash Collateral Account, together with all proceeds thereof. The L/C Cash Collateral Account shall be under the sole dominion and control of the Administrative Lender and the Borrowers shall have no right to withdraw or to cause the Administrative Lender to withdraw any funds deposited in the L/C Cash Collateral Account except as otherwise provided in SECTION 2.16(g)(III). At any time and from time to time, upon the Administrative Lender's request delivered to the Notification Agent, the Borrowers promptly shall execute and deliver any and all such further instruments and documents, including UCC financing statements, as may be necessary, appropriate or desirable in the Administrative Lender's judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this paragraph (ii) and of the rights and powers herein granted. The Borrowers shall not create or suffer to exist any Lien on any amounts or investments held in the L/C Cash Collateral Account other than the Lien granted under this paragraph (ii) and Liens arising by operation of Law and not by contract which secure amounts not yet due and payable.

          (iii) The Administrative Lender shall (A) apply any funds in the L/C Cash Collateral Account on account of Reimbursement Obligations when the same become due and payable if and to the extent that the Borrowers shall fail directly to pay such Reimbursement Obligations, (B) after the Maturity Date, apply any proceeds remaining in the L/C Cash Collateral Account FIRST to pay any unpaid Obligations then outstanding hereunder and THEN to refund any remaining amount to the Borrowers, and (C) provided no Default or Event of Default shall be in existence, upon demand by the Borrowers, return any funds in the L/C Cash Collateral Account to the Borrowers.

          (iv) The Borrowers, through the Notification Agent, no more than once in any calendar month, may direct the Administrative Lender to invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in (A) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof and
     (B) one or more other types of investments permitted by the Determining Lenders, in each case with such maturities as the Borrowers, through the Notification Agent, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other

     Obligations, as the case may be. In the absence of any such direction from the Borrowers, the Administrative Lender shall invest the funds held in the L/C Cash Collateral Account (so long as the aggregate amount of such funds exceeds any relevant minimum investment requirement) in one or more types of investments with the consent of the Determining Lenders with such maturities as the Borrowers, through the Notification Agent, with the consent of the Determining Lenders, may specify, pending application of such funds on account of Reimbursement Obligations or on account of other Obligations, as the case may be. All such investments shall be made in the Administrative Lender's name for the account of the Lenders. The Borrowers recognize that any losses or taxes with respect to such investments shall be borne solely by the Borrowers, and the Borrowers agree to hold the Administrative Lender and the Lenders harmless from any and all such losses and taxes. Administrative Lender may liquidate any investment held in the L/C Cash Collateral Account in order to apply the proceeds of such investment on account of the Reimbursement Obligations (or on account of any other Obligation then due and payable, as the case may be) without regard to whether such investment has matured and without liability for any penalty or other fee incurred (with respect to which the Borrowers hereby agree to reimburse the Administrative Lender) as a result of such application.

          (v) The Borrowers shall jointly and severally pay to the Administrative Lender the fees customarily charged by the Issuing Bank with respect to the maintenance of accounts similar to the L/C Cash Collateral Account.

     Section 2.17 EXTENSION OF MATURITY DATE. The Borrowers, through the Notification Agent, may notify the Administrative Lender in writing by each September 30 four years prior to the Maturity Date then in effect, commencing September 30, 1997, of its desire to extend the Maturity Date for an additional 12 months beyond the then present Maturity Date. If such notice is given by the Borrowers, the Administrative Lender, by each October 31 immediately following each such September 30 deadline for notice, will notify the Borrowers, through the Notification Agent, in writing of the Lenders' decision whether to extend the Maturity Date. Extension of the Maturity Date shall be at the sole option and discretion of the Lenders, and the decision to extend the Maturity Date shall require the consent of all Lenders. If either the Borrowers or the Administrative Lender fail to give notice within the time prescribed above, the Maturity Date shall be the then present Maturity Date. An extension of the Maturity Date pursuant to this SECTION 2.17 shall not require any renewal Note or amendment of or a supplement to this Agreement or any other Loan Document unless otherwise required by the Administrative Lender.

                                    ARTICLE 3

                              CONDITIONS PRECEDENT

     Section 3.1 CONDITIONS PRECEDENT TO THE INITIAL ADVANCE AND THE LETTERS OF CREDIT. The obligation of each Lender to make the initial Advance and the obligation of the Issuing Bank to issue the initial Letter of Credit is subject to (i) receipt by the Administrative Lender of each of the following, in form and substance satisfactory to each Lender, with a copy (except for the Notes) for each Lender and (ii) satisfaction of the following conditions, except as otherwise waived by each Lender:

     (a) A loan certificate of each Borrower certifying as to the accuracy of its representations and warranties in the Loan Documents, certifying that no Default has occurred, and including a certificate of incumbency with respect to each Authorized Signatory, and including (i) a copy of the Articles of Incorporation of such Borrower, certified to be true, complete and correct by the secretary of state of its state of incorporation, (ii) a copy of the By-Laws of such Borrower, as in effect on the Agreement Date, (iii) a copy of the resolutions of such Borrower authorizing it to execute, deliver and perform this Agreement, the Notes and the other Loan Documents to which it is a party, and
(iv) a copy of a certificate of good standing and a certificate of existence for its state of incorporation and each state in which it is qualified to do business;

     (b) A certificate of an officer acceptable to the Lenders of each Restricted Subsidiary of the Parent (other than Mediplex and Inactive Subsidiaries), certifying (i) as to the incumbency of the officers signing the Loan Documents to which it is a party, (ii) that the copy of its Articles of Incorporation, certified as true, complete and correct by the secretary of state of its state of incorporation attached to the prior officer's certificate delivered by such Restricted Subsidiary is in full force and effect except for any amendments attached thereto, and (iii) that the copy of its By-Laws attached to the prior officer's certificate delivered by such Restricted Subsidiary is in full force and effect without amendment except as attached thereto, and including (x) a copy of the resolutions authorizing it to execute, deliver and perform the Loan Documents to which it is a party, and (y) a copy of a certificate of good standing and a certificate of existence for its state of incorporation;

     (c) duly executed Notes, payable to the order of each Lender and in an amount for each Lender equal to its Specified Percentage of the Commitment;

     (d) opinions of counsel to the Borrowers and their Subsidiaries addressed to the Lenders and in form and substance satisfactory to the Lenders, dated the Agreement Date;

     (e) reimbursement for the Administrative Lender for Special Counsel's reasonable fees and expenses rendered as of the date set forth in the invoice of Special Counsel;

     (f) the facility fee and other fees as required pursuant to SECTIONS 2.4(b) AND (c) hereof, respectively;

     (g) a Subsidiary Guaranty, duly executed and completed by each Restricted Subsidiary, dated as of the Agreement Date;

     (h) duly executed and completed Pledge Agreements, together with all stock certificates of any Subsidiaries to the extent pledged, owned by the Parent and Parent's Restricted Subsidiaries (other than Inactive Subsidiaries), together with blank, undated stock powers;

     (i) duly executed and completed Security Agreements of the Parent and CareerStaff Management, Inc., together with original notes evidencing the indebtedness pledged thereby, duly endorsed in favor of Administrative Lender;

     (j) original stock certificates representing 66% of the outstanding capital stock of Sun International, together with blank, undated stock powers;

     (k) a duly executed and completed Account Security Agreement of Parent and each Restricted Subsidiary party to any lease agreement granting a contractual landlord's lien to the lessor of such leased facility in accounts receivable generated by such leased facility.

     (l) the items set forth in the Disclosure Letter shall be satisfactory to the Lenders;

     (m) UCC-1 Financing Statements as the Administrative Lender may request relating to the stock subject to the Pledge Agreements and the proceeds thereof; and

     (n) in form and substance satisfactory to the Lenders and Special Counsel, such other documents, instruments, reports and certificates as the Administrative Lender or any Lender may reasonably require prior to execution of this Agreement.

     Section 3.2 CONDITIONS PRECEDENT TO ALL ADVANCES AND LETTERS OF CREDIT. The obligation of each Lender to make each Advance hereunder (including the initial Advance) and the obligation of the Issuing Bank to issue each Letter of Credit (including the initial Letter of Credit) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance or issuance:

     (a) With respect to Advances (other than Refinancing Advances) and each issuance of a Letter of Credit, all of the representations and warranties of the Borrowers under this Agreement, which, pursuant to SECTION 4.2 hereof, are made at and as of the time of such Advance or issuance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of the Advance or issuance;

     (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrowers' loan certificates pursuant to SECTION 3.1(A) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Lender. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrowers made to such effect if no written notice to the contrary, dated on or before the date of such Advance or issuance, is received by the Administrative Lender from the Notification Agent on behalf of the Borrowers prior to the making of such Advance or issuance;

     (c) There shall not exist a Default hereunder, with respect to Advances (other than Refinancing Advances) and with respect to issuance of each Letter of Credit, or an Event of Default, with respect to any Refinancing Advance, and, with respect to each Advance (other than a Refinancing Advance) and with respect to issuance of each Letter of Credit, the Administrative Lender shall have received written or telephonic certification thereof by an Authorized Signatory of the Notification Agent on the behalf of the Borrowers (which certification, if telephonic, shall be followed promptly by written certification);

     (d) The aggregate Advances and amount available for draws under Letters of Credit, after giving effect to such proposed Advance or Letter of Credit, shall not exceed the Commitment; and

     (e) The Administrative Lender shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Lender or any Lender may reasonably request.

     Each request by the Notification Agent on behalf of the Borrowers to the Administrative Lender or the Issuing Bank, as appropriate, for an Advance or the issuance of a Letter of Credit shall constitute a representation and warranty by the Borrowers as of the date of the making of such Advance or the issuance of such Letter of Credit that all the conditions contained in this SECTION 3.2 have been satisfied.


                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES

     Section 4.1 REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to each Lender as follows:

     (a) ORGANIZATION; POWER; QUALIFICATION. As of the Agreement Date, the respective jurisdiction of incorporation or organization and percentage ownership by the Parent or another of the Parent's Subsidiaries of the Subsidiaries listed on SCHEDULE 4 are true and correct. Each of the Parent and its Subsidiaries is a corporation or other legal Person duly organized, validly existing and in good standing under the laws of its state of organization. Each of the Parent and its Restricted Subsidiaries has the legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Parent and its Restricted Subsidiaries is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except where the failure to be so qualified or authorized would not have a Material Adverse Effect.

     (b) AUTHORIZATION. Each Borrower has corporate power and has taken all necessary legal action to authorize it to borrow hereunder. Each of the Parent and its Restricted Subsidiaries has the legal power and has taken all necessary legal action to execute, deliver and perform the Loan Documents to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Document has been duly executed and delivered by the Borrower or the Restricted Subsidiary executing it. Each of the Loan Documents to which the Parent and its Restricted Subsidiaries are a party is a legal, valid and binding respective obligation of the Parent or such Restricted Subsidiaries, as applicable, enforceable in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Parent or any of its Restricted Subsidiaries).

     (c) COMPLIANCE WITH OTHER LOAN DOCUMENTS AND CONTEMPLATED TRANSACTIONS. The execution, delivery and performance by the Parent and its Restricted Subsidiaries of the Loan Documents to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not
(i) require any consent or approval not already obtained, (ii) violate any Applicable Law, (iii) conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of the Parent or any of its Restricted Subsidiaries, or under any Necessary Authorization, indenture, agreement or other instrument, to which the Parent or any of its Restricted Subsidiaries is a party or by which they or their respective properties may be bound, or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Parent or any of its Restricted Subsidiaries, except Permitted Liens.

     (d) BUSINESS. The Parent and its Restricted Subsidiaries are engaged solely in the business of providing health care services, including nursing care, rehabilitation therapy and other specialized health care services, and pharmaceutical products and services.

     (e) LICENSES, ETC. All Necessary Authorizations, which if not obtained could be reasonably expected to have a Material Adverse Effect, have been duly obtained, and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions. The Parent and its Restricted Subsidiaries are and will continue to be in compliance in all material respects with all provisions thereof. No circumstance exists which might impair the utility of the Necessary Authorization or the right to renew such Necessary Authorization the effect of which would have a Material Adverse Effect. No Necessary Authorization, which if suspended, canceled or revoked could reasonably be expected to have a Material Adverse Effect, is the subject of any pending or, to the best of the Borrowers' knowledge, threatened challenge, suspension, cancellation or revocation.

     (f) COMPLIANCE WITH LAW. The Parent and its Restricted Subsidiaries are in compliance in all respects with all Applicable Laws, except as set forth in the Disclosure Letter and except where the failure to so comply would not have a Material Adverse Effect. Except as set forth in the Disclosure Letter, the Parent and its Restricted Subsidiaries have duly and timely filed all reports, statements and filings that are required to be filed by any of them with any Governmental Authority, and are in all material respects in compliance therewith, including without limitation the rules and regulations of any Governmental Authority relating to the operation of the Parent's and each of its Restricted Subsidiary's business. The Parent and its Restricted Subsidiaries have obtained all appropriate approvals and consents of, and have made all filings with, the Governmental Authorities in connection with the operation of the Parent's and each of its Restricted Subsidiary's business where the failure to obtain such consents and approvals could have a Material Adverse Effect.

     (g) TITLE TO PROPERTIES. The Parent and its Restricted Subsidiaries have good and indefeasible title to, or a valid leasehold interest in, all of their material assets. None of their assets are subject to any Liens, except Permitted Liens. No financing statement or other Lien filing (except relating to Permitted Liens) is on file in any state or jurisdiction that names the Parent or any of its Restricted Subsidiaries as debtor or covers (or purports to cover) any assets of the Parent or any of its Restricted Subsidiaries. The Parent and its Restricted Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing.

     (h) LITIGATION. Except as reflected on SCHEDULE 3 hereto and except as set forth in the Disclosure Letter, there is no action, suit or proceeding pending against, or, to the best of the Borrowers' knowledge, threatened against the Borrowers, or in any other manner relating directly and adversely to the Parent or any of its Restricted Subsidiaries, or any of their properties, in any court or before any arbitrator of any kind or before or by any governmental body, which, if adversely determined, could have a Material Adverse Effect.

     (i) TAXES. All federal, state and other tax returns of the Parent and its Restricted Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, assessments and other governmental charges or levies upon the Parent, its Restricted Subsidiaries or any of their respective properties, income, profits and assets, which are due and payable, have been paid, unless the same are being diligently contested in good faith by appropriate proceedings, with adequate reserves established therefor, and no Lien (other than a Permitted Lien) has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Parent and its Restricted Subsidiaries in respect of their respective taxes are, in the judgment of the Borrowers, adequate.

     (j) FINANCIAL STATEMENTS; MATERIAL LIABILITIES. The Parent has furnished or caused to be furnished to the Lenders copies of its December 31, 1995, financial statements, which are prepared in good faith and complete in all material respects and present fairly in accordance with GAAP the financial position of the Parent and its Restricted Subsidiaries as at such dates and the results of operations for the periods then ended. The Parent and its Restricted Subsidiaries taken as a whole have no material liabilities, contingent or otherwise, nor material losses, except as set forth in the December 31, 1995, financial statements.

     (k) NO ADVERSE CHANGE. Since December 31, 1995, no event or circumstances has occurred or arisen that could have a Material Adverse Effect except for those set forth in the Disclosure Letter.

     (l) ERISA. None of the Parent or its Controlled Group maintains or contributes to any Plan other than those disclosed to the Administrative Lender in writing. Each Plan (other than any Multiemployer Plan) has been administered in all material respects in accordance with the terms of the documents pursuant to which it has been established and is maintained, and is in compliance in all material respects with the applicable provisions of ERISA, the Code, and any applicable Federal law, rule or regulation. With respect to each Plan (other than any Multiemployer Plan) of the Parent and each member of its Controlled Group, all reports required under ERISA or any other Applicable Law to be filed with any governmental authority, the failure of which to file could reasonably result in liability of the Parent or any member of its Controlled Group in excess of $500,000, have been duly filed. All such reports are true and correct in all material respects as of the date given. No Pension Plan has been terminated under Section 4041(c) of ERISA, no accumulated funding deficiency (as defined in Section 412(a) of the Code) has been incurred (without regard to any waiver granted under Section 412 of the Code), no funding waiver from the Internal Revenue Service has been received or requested and no ERISA Event has occurred which could reasonably be expected to have a Material Adverse Effect. The present value of the benefit liabilities, as defined in Title IV of ERISA, of each Pension Plan (other than a Multiemployer Plan) does not exceed by more than $3,000,000 the present value of the assets of each such Pension Plan as of the most recent valuation date using each such Plan's actuarial assumptions at such date. There are no pending, or to the best of the Parent's knowledge threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted with respect to any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Parent or any member of its Controlled Group has withdrawn from any Multiemployer Plan except as described in writing to the Administrative Lender prior to the Agreement Date, nor has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (C) any liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA. None of the Parent or any member of its Controlled Group maintains or has established any Plan, which is a material welfare benefit plan within the meaning of
Section 3(1) of ERISA and which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment, except (i) as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") and the regulations thereunder, (ii) for a Plan under which the liabilities are fully funded through one or more insurance contracts with an independent third party insurance company, or (iii) for a Plan under which the unfunded liabilities do not exceed $3,000,000. Each of Parent and its Controlled
Group which maintains a Plan which is a welfare benefit plan within the meaning of Section 3(1) of ERISA has complied in all material respects with any applicable notice and continuation requirements of COBRA and the regulations thereunder. None of the Parent or any member of its Controlled Group maintains, or to the knowledge of the Parent and each member of its Controlled Group, has established, or has ever participated in a multiple employer welfare benefit arrangement within the meaning of Section 3(40)(A) of ERISA.

     (m) COMPLIANCE WITH REGULATIONS G, T, U AND X. Neither Borrower is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, and no part of the proceeds of the Advances or the Letters of Credit will be used directly or indirectly to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. No assets of the Parent and its Restricted Subsidiaries are margin stock. None of the Parent and its Restricted Subsidiaries nor any agent acting on their behalf, have taken or will knowingly take any action which might cause this Agreement or any other Loan Documents to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, in each case as in effect now or as the same may hereafter be in effect.

     (n) GOVERNMENTAL REGULATION. The Parent and its Restricted Subsidiaries are not required to obtain any Necessary Authorization that has not already been obtained from, or effect any material filing or registration that has not already been effected with, any Governmental Authority in connection with the execution and delivery of this Agreement or any other Loan Document, or the performance thereof (other than (a) any enforcement of remedies by the Administrative Lender on behalf of the Lenders and (b) filings of certain Collateral Documents under the UCC), in accordance with their respective terms, including any borrowings hereunder.

     (o) ABSENCE OF DEFAULT. The Parent and its Restricted Subsidiaries are in compliance in all material respects with all of the provisions of their articles of incorporation and by-laws or other applicable organizational documents, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) a Default or an Event of Default or (ii) a default by the Parent or any of its Restricted Subsidiaries under any material indenture, agreement or other instrument, or any judgment, decree or order to which the Parent or any of its Restricted Subsidiaries or by which they or any of their material properties is bound.

     (p) INVESTMENT COMPANY ACT. No Borrower is required to register under the provisions of the Investment Company Act of 1940, as amended. Neither the entering into or performance by the Borrowers of this Agreement nor the issuance of the Notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body of authority pursuant to any provisions of such act.

     (q) ENVIRONMENTAL MATTERS. Each of the Parent and its Restricted Subsidiaries is in compliance with all Applicable Environmental Laws in effect in each jurisdiction where it is presently doing business or has done business, and in which the failure so to comply could have a Material Adverse Effect. Neither the Parent nor any of its Restricted Subsidiaries is subject to any liability under any Applicable Environmental Laws that, in the aggregate, could have a Material Adverse Effect. Neither the Parent nor any of its Restricted Subsidiaries has received any (a) notice from any Governmental Authority by which any of its present or previously-owned or leased real properties has been designated, listed, or identified in any manner by any Governmental Authority charged with administering or enforcing any Applicable Environmental Law as a Hazardous Substance disposal or removal site, "Super Fund" clean-up site, or candidate for removal or closure pursuant to any Applicable Environmental Law,
(b) notice of any Lien arising under or in connection with any Applicable Environmental Law that has attached to any revenues of, or to, any of its owned or leased real properties, or (c) summons, citation, notice, directive, letter, or other communication, written or oral, from any Governmental Authority concerning any intentional or unintentional action or omission by the Parent or such Restricted Subsidiary in connection with its ownership or leasing of any real property resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying, dumping, or otherwise disposing of any Hazardous Substance into the environment resulting in any material violation of an Applicable Environmental Law, in each case in (a), (b) and (c) immediately preceding where the effect of which could have a Material Adverse Effect.

     (r) CERTAIN FEES. No broker's, finder's or other fee or commission will be payable by either Borrower (other than to the Lenders or their Affiliates hereunder) with respect to the making of the Commitment or the Advances hereunder or the issuance of any Letters of Credit. The Borrowers jointly and severally agree to indemnify and hold harmless the Administrative Lender and each Lender from and against any claims, demand, liability, proceedings, costs or expenses asserted with respect to or arising in connection with any such fees or commissions.

     (s) NECESSARY AUTHORIZATIONS. Except as set forth in the Disclosure Letter, no event has occurred which permits (or with the passage of time would permit) the revocation or termination of any Necessary Authorization, or which could result in the imposition of any restriction thereon of such a nature that could reasonably be expected to have a Material Adverse Effect.

     (t) DISCLOSURE. Neither this Agreement nor any other document, certificate or statement which has been furnished to any Lender by or on behalf of the Parent or any of its Restricted Subsidiaries in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statement contained herein and therein not misleading at the time it was furnished. There is no fact or omission known to any Borrower and not known to the public generally that could reasonably be expected to materially adversely affect the assets or business of the Parent and its Restricted Subsidiaries, or in the future could reasonably be expected (so far as the Borrowers can now foresee) to have a Material Adverse Effect, that has not been disclosed in writing pursuant to this Agreement, the Disclosure Letter, or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrowers prior to the date hereof in connection with the transaction contemplated hereby.

     (u) SOLVENCY. Each of the Borrowers is, and the Parent and its Subsidiaries on a consolidated basis are, Solvent.

     (v)  INACTIVE SUBSIDIARIES.   The Inactive Subsidiaries do not have Total
Assets equal to or greater than $1,000,000 in aggregate amount or total gross revenues per fiscal year equal to or greater than $1,000,000 in aggregate amount.

     (w) CONSOLIDATED BUSINESS ENTITY. The Parent and its Restricted Subsidiaries are engaged in the business set forth in SECTION 4.1(d) hereof. These operations require financing on a basis such that the credit supplied can be made available from time to time to the Parent and various of its Restricted Subsidiaries, as required for the continued successful operation of the Parent and its Restricted Subsidiaries as a whole. The Borrowers have requested Lenders to make credit available hereunder primarily for the purpose of financing the operations of the Parent and its Restricted Subsidiaries. The Parent and its Restricted Subsidiaries expect to derive benefit (and the boards of directors of the Parent and its Restricted Subsidiaries have determined that their Restricted Subsidiaries may reasonably expect to derive benefit), directly or indirectly, from the credit extended by Lenders hereunder, both in their separate capacities and as members of the group of companies, since the successful operation and condition of the Parent and its Restricted Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

     Section 4.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date and at and as of the date of each Advance and each Letter of Credit, and each shall be true and correct when made, except to the extent (a) previously fulfilled in accordance with the terms hereof, (b) applicable to a specific date or otherwise subsequently inapplicable, or (c) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance under this Agreement.

                                    ARTICLE 5

                                GENERAL COVENANTS

     So long as any of the Obligations are outstanding and unpaid or the Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

     Section 5.1 PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. The Parent shall, and shall cause each of its Restricted Subsidiaries to:

     (a) except as otherwise permitted by SECTION 7.4 hereof, preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from federal, state and local governmental bodies and any tribunal (regulatory or otherwise), the loss of which could have a Material Adverse Effect; and

     (b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not have a Material Adverse Effect.

     Section 5.2 BUSINESS; COMPLIANCE WITH APPLICABLE LAW. The Parent and its Restricted Subsidiaries shall (a) engage solely in the businesses set forth in SECTION 4.1(d) hereof, and (b) comply in all material respects with the requirements of all Applicable Law, including, without limitation, all Applicable Environmental Laws.

     Section 5.3 MAINTENANCE OF PROPERTIES. The Parent shall, and shall cause each of its Restricted Subsidiaries to, maintain or cause to be maintained all its properties (whether owned or held under lease) in reasonably good repair, working order and condition, ordinary wear and tear excepted, taken as a whole, and from time to time make or cause to be made all appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

     Section 5.4 ACCOUNTING METHODS AND FINANCIAL RECORDS. The Parent shall, with respect to its consolidated financial statements, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with GAAP, and keep accurate and complete records of its respective assets. The Parent and each of its Restricted Subsidiaries shall maintain a fiscal year ending on December 31.

     Section 5.5 INSURANCE. The Parent shall, and shall cause each of its Restricted Subsidiaries to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability or as the Lenders may reasonably request from time to time. Each Borrower shall maintain key-person life insurance in amounts and with respect to executives of such Borrower as the Lenders shall require.

     Section 5.6 PAYMENT OF TAXES AND CLAIMS. The Parent shall, and shall cause each of its Restricted Subsidiaries to, pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or its income or properties prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might become a Lien upon any of its properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the books and records of such Person in accordance with GAAP, but only so long as no Lien (other than a Permitted Lien) shall attach with respect thereto and no foreclosure, distraint, sale or similar proceedings shall have been commenced. The Parent shall, and shall cause each of its Restricted Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

     Section 5.7 VISITS AND INSPECTIONS. Subject to Applicable Law dealing with patient confidentiality, the Parent shall, and shall cause each of its Restricted Subsidiaries to, promptly permit representatives of the Administrative Lender or any Lender from time to time to (a) visit and inspect the properties of the Parent and each of its Restricted Subsidiaries as often as the Administrative Lender or any Lender shall reasonably deem advisable,
(b) inspect and make extracts from and copies of the Parent's and each of its Restricted Subsidiaries' books and records, and (c) discuss with the Parent's and each of its Restricted Subsidiaries' directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects; provided, however, any information obtained by the Administrative Lender or any Lender shall be handled pursuant to the confidentiality provisions of SECTION 11.14 hereof. Prior to the occurrence of an Event of Default, all such visits and inspections shall be conducted during normal business hours after reasonable notice. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Lender or any Lender.

     Section 5.8 PAYMENT OF INDEBTEDNESS. Subject to SECTION 5.6 hereof, the Parent shall, and shall cause each of its Restricted Subsidiaries to, pay its Indebtedness when and as the same becomes due, other than amounts (other than the Obligations) duly and diligently disputed in good faith.

     Section 5.9 USE OF PROCEEDS. The Borrowers shall use the proceeds of Advances and Letters of Credit for acquisitions, working capital, capital expenditures, and for other general corporate purposes, to repay the Indebtedness outstanding under the Prior Credit Agreement, and to repay other Indebtedness to the extent not prohibited hereby.

     Section 5.10   INDEMNITY.

     (a) The Borrowers jointly and severally agree to defend, protect, indemnify and hold harmless the Administrative Lender, each Lender, each of their respective Affiliates, and each of their respective (including such Affiliates') officers, directors, employees, agents, attorneys, shareholders and consultants (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth herein) of each of the foregoing (collectively, "INDEMNITEES") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel (including reasonable allocated costs and expenses of in-house counsel) for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect or consequential and whether based on any federal, state, or local laws and regulations, under common law or at equitable cause, or on contract, tort or otherwise, arising from or connected with the past, present or future operations of the Borrowers or its predecessors in interest, or the past, present or future environmental condition of property of the Parent or any of its Subsidiaries or the violation or asserted violation by the Parent or any of its Subsidiaries of any Applicable Law, including any Applicable Environmental
Law), in any manner relating to or arising out of this Agreement, the Loan Documents, or any act, event or transaction or alleged act, event or transaction relating or attendant thereto, the making of any participations in the Advances and the management of the Advances, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY NEGLIGENCE OF
ADMINISTRATIVE LENDER OR ANY LENDER (other than those matters raised exclusively by a participant against the Administrative Lender or any Lender and not the Borrowers), or the use or intended use of the proceeds of the Advances hereunder, or in connection with any investigation of any potential matter covered hereby, but excluding (i) any claim or liability from an Indemnitee that arises as the result of the gross negligence or willful misconduct of any such Indemnitee, as finally judicially determined by a court of competent jurisdiction, and (ii) matters raised by one Lender against another Lender or by any shareholders of a Lender against a Lender or its management (collectively, "INDEMNIFIED MATTERS"). To the extent that any Indemnified Matter involves one or more Indemnitees, such Indemnitees shall use the same legal counsel unless any Indemnitee in its reasonable discretion determines that conflicts exist or may arise in connection with such representation.

     (b) In addition, the Borrowers jointly and severally shall periodically, upon request, reimburse each Indemnitee for its reasonable legal and other actual expenses (including the cost of any investigation and preparation) incurred in connection with any Indemnified Matter. If for any reason the foregoing indemnification is unavailable to any Indemnitee or insufficient to hold any Indemnitee harmless with respect to Indemnified Matters, then the Borrowers shall jointly and severally contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Borrowers and the Borrowers' stockholders on the one hand and such Indemnitee on the other hand but also the relative fault of the Borrowers and such Indemnitee, as well as any other relevant equitable considerations. The reimbursement, indemnity and contribution obligations under this Section shall be in addition to any liability which the Borrowers may otherwise have, shall extend upon the same terms and conditions to each Indemnitee, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Borrowers, the Administrative Lender, the Lenders and all other Indemnitees. This SECTION 5.10 shall survive any termination of this Agreement and payment of the Obligations.

     Section 5.11 SALES OF ASSETS. Immediately upon the receipt of any Net Cash Proceeds from any sale or disposition of assets permitted by
(a) SECTIONS 7.4(a)(iv), 7.4(a)(vi) or 7.16 hereof, the Borrowers shall prepay outstanding Advances in a principal amount equal to such Net Cash Proceeds and
(b) SECTION 7.4(a)(vii) hereof, the Borrower shall prepay outstanding Advances in a principal amount equal to the remainder of (i) such net Cash Proceeds minus
(ii) $1,000,000.

     Section 5.12 CAREERSTAFF SUBSIDIARIES. Within 15 days following any event causing either Borrower or any Restricted Subsidiary to own 100% of the capital stock of, or other equity interest in, any CareerStaff Subsidiary, such Borrower or Restricted Subsidiary, as applicable, shall cause the capital stock of, or other equity interest in, such CareerStaff Subsidiary to be pledged to the Administrative Lender pursuant to a Pledge Agreement and take such other steps as may be necessary or reasonably requested by Administrative Lender in order to cause Administrative Lender to have a perfected, first priority security interest in such capital stock or equity interest.

     Section 5.13 RESTRICTED SUBSIDIARIES. Within 15 days following the Acquisition or formation of any Restricted Subsidiary (other than Inactive Subsidiaries), the Borrowers shall cause (a) the capital stock of, or other equity interest in, such Restricted Subsidiary to be pledged to the Administrative Lender pursuant to a Pledge Agreement and take such other steps as may be necessary or reasonably requested by Administrative Lender in order to cause Administrative Lender to have a perfected, first priority security interest in such capital stock or equity interest and (b) such Restricted Subsidiary to become party to a Subsidiary Guaranty and deliver such evidence of corporate authority as may be reasonably requested by Administrative Lender in connection therewith.

     Section 5.14 PRIOR CREDIT AGREEMENT. Simultaneously with the satisfaction of the conditions precedent to the making of the initial Advance and the issuance of the initial Letter of Credit, the aggregate principal amount of outstanding Advances under the Prior Credit Agreement and all interest and fees and all other payments accrued under the Prior Credit Agreement shall be paid in full.

     Section 5.15 LANDLORD LIENS. The Parent shall seek to obtain a landlord lien waiver or subordination, in form and substance satisfactory to the Administrative Lender, from the lessor of any leased facility which has been granted a security interest in the accounts receivable relating to such leased facility and which security interest is not, by its terms, subordinated to the lien of the Administrative Lender granted by the Account Security Agreement.

                                    ARTICLE 6

                              INFORMATION COVENANTS

     So long as any of the Obligations are outstanding and unpaid or any Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled), the Borrowers shall furnish or cause to be furnished to each Lender:

     Section 6.1 QUARTERLY FINANCIAL STATEMENTS AND INFORMATION. Within 60 days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year), consolidated and consolidating balance sheets of the Parent and its Restricted Subsidiaries as at the end of such quarter and the related consolidated and consolidating statements of income and consolidated and consolidating statements of changes in cash for such quarter and for the elapsed portion of the year ended with the last day of such quarter and all of which shall be certified by the chief financial officer of the Parent, to be, in his or her opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP, the financial position and results of operations of the Parent and its Restricted Subsidiaries as at the end of and for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

     Section 6.2 ANNUAL FINANCIAL STATEMENTS AND INFORMATION; CERTIFICATE OF NO DEFAULT.

     (a) Within 105 days after the end of each fiscal year, a copy of (i) the consolidated and consolidating balance sheets of the Parent and its Restricted Subsidiaries, as of the end of the current and prior fiscal years and
(ii) consolidated and consolidating statements of earnings, consolidated and consolidating statements of changes in shareholders' equity, and consolidated and consolidating statements of changes in cash as of and through the end of such fiscal year, all of which (A) consolidated and consolidating statements are prepared in accordance with GAAP and (B) consolidated statements are certified by independent certified public accountants acceptable to the Lenders (the Lenders agree that Arthur Andersen & Co. is acceptable to the Lenders), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified.

     (b)  Simultaneously with the delivery of the statements required by this
SECTION 6.2, a letter from the Parent's public accountants certifying that no Default was detected during the examination of the Parent and its Restricted Subsidiaries, and authorizing the Parent to deliver such financial statements and opinion thereon to the Administrative Lender and Lenders pursuant to this Agreement.

    (c) As soon as available, but in any event within 105 days following the end of each fiscal year, a copy of an annual consolidated and consolidating operating budget of the Parent and its Restricted Subsidiaries for the succeeding fiscal year.

     Section 6.3 COMPLIANCE CERTIFICATES. At the time financial statements are furnished pursuant to SECTIONS 6.1 AND 6.2 hereof, a Compliance Certificate:

     (a) setting forth at the end of such period, a calculation of the Total Debt to Cash Flow Coverage Ratio, as well as certifications and arithmetical calculations required to establish whether the Parent and its Restricted Subsidiaries were in compliance with the requirements of SECTIONS 7.1(f), 7.3(j), 7.5, 7.9, 7.10 AND 7.11 hereof, which shall be substantially in the form of EXHIBIT D hereto;

     (b) setting forth the aggregate amount of outstanding Advances and Reimbursement Obligations; and

     (c) stating that, to the best of his or her knowledge after due inquiry, no Default has occurred as at the end of such period, or if a Default has occurred, disclosing each such Default and its nature, when it occurred, whether it is continuing and the steps being taken with respect to such Default.


     Section 6.4    COPIES OF OTHER REPORTS AND NOTICES.

     (a) Promptly upon their becoming available, a copy of (i) all material reports or letters submitted to the Parent or any of its Restricted Subsidiaries by accountants in connection with any annual, interim or special audit, including without limitation any report prepared in connection with the annual audit referred to in SECTION 6.2 hereof, and, if requested by the Administrative Lender, any other comment letter submitted to management in connection with any such audit, (ii) each financial statement, report, notice or proxy statement sent by the Parent or any of its Restricted Subsidiaries to stockholders generally, (iii) each regular, periodic or other report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any thereof) filed by the Parent or any of its Restricted Subsidiaries with any securities exchange, with the Securities and Exchange Commission or any successor agency, and (iv) all press releases concerning material financial aspects of the Parent or any of its Restricted Subsidiaries;

     (b) Promptly upon becoming aware that (i) the holder(s) of any note(s) or other evidence of Indebtedness or other security of the Parent or any of its Restricted Subsidiaries in excess of $3,000,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (ii) any party to any Operating Lease has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, (iii) any party to any Capitalized Lease Obligations has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder,
(iv) any occurrence or non-occurrence of any event which constitutes or which with the passage of time or giving of notice or both could constitute a material breach by the Parent or any of its Restricted Subsidiaries under any material agreement or instrument other than this Agreement to which the Parent or any of its Restricted Subsidiaries is a party or by which any of their properties may be bound, or (v) any event, circumstance or condition which could reasonably be expected to have a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

     (c) Promptly upon receipt thereof, copies of any notices received from any Governmental Authority relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with Applicable Laws and which is reasonably likely to (i) result in the payment of money by the Parent or any of its Restricted Subsidiaries in an amount of $3,000,000 or more in the aggregate,
(ii) otherwise have a Material Adverse Effect, or (iii) result in the loss or suspension of any material Necessary Authorization;

     (d) Promptly upon receipt from any governmental agency, or any government, political subdivision or other entity, any material notice, correspondence, hearing, proceeding or order regarding or affecting the Parent, any of its Restricted Subsidiaries, or any of their properties or businesses; and

     (e) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Parent and its Restricted Subsidiaries, as the Administrative Lender or any Lender may reasonably request.

     Section 6.5 NOTICE OF LITIGATION, DEFAULT AND OTHER MATTERS. Prompt notice of the following events after any Borrower has knowledge or notice thereof:

     (a) The commencement of all proceedings and investigations by or before any Governmental Authority, and all actions and proceedings in any court or before any arbitrator involving claims for damages (including punitive damages) in excess of $3,000,000 in the aggregate (after deducting the amount with respect to which the Parent or any of its Restricted Subsidiaries is insured), against or in any other way relating directly to the Parent, any of its Restricted Subsidiaries, or any of their properties or businesses;

     (b) Promptly upon the happening of any condition or event which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto; and

     (c) Any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or prospective business of the Parent or any of its Restricted Subsidiaries, other than changes in the ordinary course of business which have not had and are not likely to have a Material Adverse Effect.

     Section 6.6    ERISA REPORTING REQUIREMENTS.

     (a) Promptly and in any event (i) within 30 days after the Parent or any member of its Controlled Group knows or has reason to know that any ERISA Event described in clause (a) of the definition of ERISA Event or any event described in Section 4063(a) of ERISA with respect to any Plan of the Parent or any member of its Controlled Group has occurred, and (ii) within 10 days after the Parent or any member of its Controlled Group knows or has reason to know that any other ERISA Event with respect to any Plan of the Parent or any member of its Controlled Group has occurred or a request for a minimum funding waiver under
Section 412 of the Code with respect to any Plan of the Parent or any member of its Controlled Group, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of event that is given to the PBGC;

     (b) If requested by the Administrative Lender, promptly and in any event within 30 days after the filing thereof by the Parent or any member of its Controlled Group with the United States Department of Labor or the Internal Revenue Service, copies of each annual report (including Schedule B thereto, if applicable) with respect to each Plan of which the Parent or any member of its Controlled Group is the "plan sponsor";

     (c) Promptly, and in any event within 10 Business Days after receipt thereof, a copy of any correspondence the Parent or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Multiemployer Plan concerning the assessment of withdrawal liability pursuant to Section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Parent or such member of its Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Parent or such member of its Controlled Group is taking or proposes to take with respect thereto;

     (d) Notification within 30 days of any material increases in the benefits of any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plans, or the commencement of contributions to any Plan to which the Parent or any member of its Controlled Group was not previously contributing which would in either case, result in a liability to the Parent or to any member of its Controlled Group in excess of $3,000,000;

     (e) Notification within three Business Days after the Parent or any member of its Controlled Group knows or has reason to know that the Parent or any such member of its Controlled Group has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of
Section 4041(c) of ERISA or that the PBGC intends to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, and a copy of any such notice received from or filed with the PBGC; and

     (f) Promptly after receipt of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Parent or any member of its Controlled Group with respect to any Plan or foreign employee benefit plan, except those which, in the aggregate, if adversely determined could not have a Material Adverse Effect.

                                    ARTICLE 7

                               NEGATIVE COVENANTS

     So long as any of the Obligations are outstanding and unpaid or the Commitment is outstanding (whether or not the conditions to borrowing have been or can be fulfilled):

     Section 7.1 INDEBTEDNESS. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Indebtedness, except:

     (a)  Indebtedness under the Loan Documents;

     (b)  Accounts payable incurred in the ordinary course of business;

     (c) Endorsement in the ordinary course of business of negotiable instruments for deposit or collection;

     (d) Indebtedness under agreements existing on the Agreement Date which is described on SCHEDULE 6 hereto (but no increases in the principal amount permitted to be borrowed thereunder), including renewals or refinancings (but no increases except with respect to accounts payable, accrued compensation, accrued property and payroll taxes, accrued workers' compensation, other accrued liabilities, income taxes payable, and deferred current and long-term taxes) thereof; provided, that no such renewal or refinancing shall result in any change to the terms of the Indebtedness being renewed or refinanced which the Lenders deem materially adverse to them (including, without limitation, relating to events of default, acceleration rights, interest rates, maturity date, amortization, subordination, covenants, prohibition against amending any Loan Document and definitions with respect thereto);

     (e) Subordinated Debt incurred after the Agreement Date, provided that such proposed Subordinated Debt does not have any scheduled or mandatory principal or sinking fund payment due and payable prior to October 1, 2002,
(ii) such proposed Subordinated Debt is on terms and conditions acceptable to the Determining Lenders, and (iii) no Default or Event of Default shall exist prior to and after giving effect to such proposed Subordinated Debt;

     (f) Guaranties by the Borrowers of any of their respective Restricted Subsidiaries' obligations (A) as lessee under lease agreements and (B) in respect of Indebtedness otherwise permitted pursuant to this SECTION 7.1;

     (g) the Guaranty by any of the Parent's Restricted Subsidiaries (other than Mediplex) of Mediplex's obligations under the Convertible Indenture, provided, that such Guaranty shall be validly and effectively subordinated to the prior payment in full of the Obligations on terms and pursuant to documentation approved in writing by the Determining Lenders;

     (h)  Indebtedness evidenced by the Intercompany Line of Credit;

     (i) Guaranties by the Borrowers and Indebtedness pursuant to letters of credit in respect of obligations of Foreign Subsidiaries as lessees under Operating Leases (such Guaranty obligation to be calculated as an amount equal to the product of rental expense for the four fiscal quarters immediately preceding the date of calculation subject to the terms of the Guaranty multiplied by six), provided the aggregate amount of such Guaranties and letters of credit incurred after the Agreement Date, together with Investments made after the Agreement Date pursuant to SECTION 7.3(j) which are not in entities organized under the laws of the United States or any state thereof and Acquisition Consideration for all Foreign Subsidiaries acquired after the Agreement Date pursuant to SECTION 7.5(c) hereof, shall not exceed $50,000,000; and

     (j) other Indebtedness not to exceed in aggregate amount 5% of the Total Assets of the Parent and its Restricted Subsidiaries on a consolidated basis.

     Section 7.2    LIENS.  The Parent shall not, and shall not permit any of
(a) its Restricted Subsidiaries to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens, or (b) its Subsidiaries to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of the capital stock of, or other equity interest in, any Subsidiary of such Subsidiary. Except with respect to this Agreement, the Parent shall not, and shall not permit any of (a) its Restricted Subsidiaries to, enter into, or be subject to, a Negative Pledge (except for Negative Pledges covering assets subject to Permitted Liens), or (b) its Subsidiaries to, enter into, or be subject to, a Negative Pledge with respect to any of the capital stock of, or other equity interest in, any Subsidiary of such Subsidiary.

     Section 7.3 INVESTMENTS. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, make any Investment, except that the Parent may purchase or otherwise acquire and own:

     (a) Marketable, direct obligations of, or guaranteed by, the United States of America or any agency thereof and maturing in three years or less of the date of purchase;

     (b) Commercial paper maturing not more than 1 year from the date of creation and having a rating of P-1/A-1 or equivalent by Moody's Investors Service or Standard & Poor's Ratings Services, a Division of McGraw-Hill, Inc., a New York corporation, respectively;

     (c) Accounts receivable that arise in the ordinary course of business and are payable on standard terms or which have been converted to a note receivable;

     (d) Investments in demand deposit accounts, certificates of deposit and time deposits maturing within 1 year from the date of acquisition, in each case issued by (i) a bank organized or licensed under the laws of the United States of America or any state thereof and having capital and surplus of at least $500,000,000, or (ii) Sunwest Bank of Albuquerque, N.A., and its Affiliates;

     (e)  Investments in existence on the Agreement Date which are described on
SCHEDULE 5 hereto;

     (f) the Liberty Loan, provided that the Liberty Note is pledged in favor of the Administrative Lender pursuant to a Security Agreement;

     (g) Investments by Parent in one or more Restricted Subsidiaries (other than Inactive Subsidiaries); PROVIDED THAT, (i) any such Restricted Subsidiary is subject to the provisions hereof, (ii) any such Restricted Subsidiary is or immediately becomes party to a Subsidiary Guaranty and the Intercompany Line of Credit, (iii) all of the capital stock of, or other equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.12) is pledged pursuant to a Pledge Agreement, as applicable, and (iv) to the extent such Investment is in the form of a loan or advance, the obligation to repay such loan or advance is recorded on the books and records of such Restricted Subsidiary in form and with detail satisfactory to the Lenders;

     (h) Investments by CareerStaff Management, Inc. in one or more CareerStaff Subsidiaries; PROVIDED THAT, (i) such CareerStaff Subsidiary is subject to the provisions hereof, (ii) such CareerStaff Subsidiary is or immediately becomes party to a Subsidiary Guaranty, (iii) the indebtedness owing to CareerStaff Management, Inc. by such CareerStaff Subsidiary is evidenced by a promissory note which has been delivered to, and endorsed in favor of, Administrative Lender and (iv) to the extent required by SECTION 5.12, all of the capital stock of, or other equity interest in, such CareerStaff Subsidiary is pledged pursuant to a Pledge Agreement;

     (i) Assisted Living Investments after the Agreement Date not to exceed $50,000,000 in aggregate amount; and

     (j) other Investments made after the Agreement Date primarily related to the business of providing healthcare services, including nursing care, rehabilitation therapy and other specialized healthcare services, the consideration for which does not exceed $35,000,000 in aggregate amount; provided, however, to the extent that any Investments made pursuant to this
SECTION 7.3(j) are in entities which are not organized under the laws of the United States or any state thereof, the aggregate amount of such Investments in entities not organized under the laws of the United States or any state thereof, together with the aggregate Acquisition Consideration for all Foreign Subsidiaries acquired after the Agreement Date pursuant to SECTION 7.5(c) hereof and obligations incurred after the Agreement Date in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof, shall not exceed $50,000,000.

     Section 7.4 LIQUIDATION, DISPOSITION OF ASSETS, MERGER, NEW SUBSIDIARIES. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, at any time:

     (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up; or sell, lease, abandon, transfer or otherwise dispose of all or any part of its assets, properties or business, other than (i) immaterial assets sold or otherwise disposed of in the ordinary course of business, (ii) sales by the Parent or any of its Restricted Subsidiaries of assets to the Parent or any other of its Restricted Subsidiaries, (iii) liquidations or dissolutions of Foreign Subsidiaries or Inactive Subsidiaries, (iv) sales of the facilities set forth on SCHEDULES 7 AND 8 hereto, (v) sales of assets permitted by Section 7.16 hereof, (vi) voluntary dissolutions or liquidations of CareerStaff Subsidiaries, or (vii) other sales, leases, transfers or other dispositions of assets for full and fair consideration pursuant to arm's-length transactions and having a book value not in excess of $20,000,000 in aggregate amount per fiscal year;

     (b) enter into any merger or consolidation except that (i) any of the Parent's Restricted Subsidiaries may merge with the Parent (provided that the Parent shall be the continuing or surviving corporation), (ii) any of the Parent's Restricted Subsidiaries may merge with one or more of the Parent's other Restricted Subsidiaries (provided that if Mediplex is merging with any other Restricted Subsidiary, Mediplex shall be the continuing or surviving corporation), (iii) any of the Parent's Restricted Subsidiaries may merge or consolidate with any other corporation, provided that, immediately after giving effect to such merger or consolidation (A) the continuing or surviving corporation shall constitute a Restricted Subsidiary and (B) no Default or Event of Default shall exist hereunder, and (iv) the Parent may merge or consolidate with any other corporation, provided that immediately after giving effect to such merger or consolidation (A) the Parent shall be the continuing or surviving corporation and (B) no Default or Event of Default shall exist hereunder; or

     (c) create or acquire any Subsidiary, except for Acquisitions by the Parent and its Restricted Subsidiaries permitted by SECTION 7.5 hereof.

     Section 7.5 ACQUISITIONS. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, make, in one or more transactions, any
(a) Acquisition during the fiscal year ending on December 31, 1996, (i) if the Acquisition is not of a Restricted Subsidiary or of the assets of a domestic entity, (ii) if the Acquisition Consideration therefor equals or exceeds $65,000,000, (iii) if the sum of the Acquisition Consideration therefor, together with the Acquisition Consideration given for all other such Acquisitions by the Parent and its Restricted Subsidiaries during such period, equals or exceeds $120,000,000, and (iv) unless such Restricted Subsidiary becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or other equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.12) and its Restricted Subsidiaries (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.12) shall be pledged pursuant to a Pledge Agreement; or (b) Acquisition during any fiscal year ending after December 31, 1996, (i) if the Acquisition is not of a Restricted Subsidiary or of the assets of a domestic entity, (ii) if the Acquisition Consideration therefor equals or exceeds

$65,000,000, (iii) if the sum of the Acquisition Consideration therefor, together with the Acquisition Consideration given for all other such Acquisitions during such fiscal year exceeds $100,000,000, and (iv) unless such Restricted Subsidiary becomes a party to a Subsidiary Guaranty and the Intercompany Line of Credit and all the capital stock of, or other equity interest in, such Restricted Subsidiary (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.12) and its Subsidiaries (other than CareerStaff Subsidiaries unless otherwise required by SECTION 5.12) shall be pledged pursuant to a Pledge Agreement; or (c) Acquisition of a Foreign Subsidiary, unless (x) the Acquisition Consideration for all such Acquisitions occurring after the Agreement Date, together with the aggregate amount of obligations incurred after the Agreement Date in respect of Guaranties and letters of credit pursuant to SECTION 7.1(i) hereof and Investments made after the Agreement Date pursuant to SECTION 7.3(j) which are not in entities organized under the laws of the United States or any state thereof, does not exceed $50,000,000 and (y) an amount of the capital stock of such Foreign Subsidiary necessary to cause the Administrative Lender to have a security interest in, and pledge of, all of the capital stock of, or other equity interest in, such Foreign Subsidiary owned by the pledgor or such lesser amount such that in any case not more than 66% of all of the capital stock of, or other equity interest in, such Foreign Subsidiary, shall be pledged pursuant to a Foreign Subsidiary Pledge Agreement.

     Section 7.6 RESTRICTED PAYMENTS. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment other than Permitted Restricted Payments; provided, however, that no Permitted Restricted Payments set forth in clause (iv) of the definition thereof shall be made if, immediately after giving effect to any such payments, a Default or Event of Default would exist hereunder.

     Section 7.7 AFFILIATE TRANSACTIONS. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, at any time engage in any transaction with an Affiliate, nor make an assignment or other transfer of any of its assets or properties to any Affiliate, on terms materially less advantageous to the Parent or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate (other than advances to employees in the ordinary course of business).

     Section 7.8 COMPLIANCE WITH ERISA. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, or permit any member of its Controlled Group to directly or indirectly, (a) terminate any Plan so as to result in any material (in the opinion of the Determining Lenders) liability to the Parent or any member of its Controlled Group taken as a whole,
(b) permit to exist any ERISA Event, or any other event or condition which presents the risk of a material (in the opinion of the Determining Lenders) liability of the Parent or any member of its Controlled Group taken as a whole,
(c) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any material (in the opinion of the Determining Lenders) liability to the Parent or any member of its Controlled Group taken as a whole, (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder except in the ordinary course of business consistent with past practice which could result in any material (in the opinion of the

Determining Lenders) liability to the Parent or any member of its Controlled Group taken as a whole, or (e) permit the present value of all benefit liabilities, as defined in Title IV of ERISA, under each Pension Plan (using the actuarial assumptions utilized by each such Plan) to exceed the fair market value of Pension Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan, by $3,000,000.

     Section 7.9 FIXED CHARGE COVERAGE RATIO. The Parent shall not permit the Fixed Charge Coverage Ratio to be, as of the last day of any fiscal quarter set forth below, less than the correlative ratio indicated below:

     Fiscal Quarter Ending           Fixed Charge Coverage Ratio
     ---------------------         -------------------------------
     September 30, 1996                     1.45 to 1

     December 31, 1996                      1.45 to 1

     March 31, 1997                         1.45 to 1

     June 30, 1997                          1.50 to 1

     September 30, 1997                     1.50 to 1

     December 31, 1997                      1.50 to 1

     March 31, 1998                         1.55 to 1

     June 30, 1998                          1.65 to 1

     September 30, 1998                     1.70 to 1

     December 31, 1998 and each
     fiscal quarter thereafter              1.75 to 1


     Section 7.10 TOTAL DEBT TO CASH FLOW COVERAGE RATIO. The Parent shall not permit the Total Debt to Cash Flow Coverage Ratio to be, as of the last day of any fiscal quarter set forth below, greater than the correlative ratio indicated below:

                                     Total Debt to Cash Flow
     Fiscal Quarter Ending               Coverage Ratio
     ---------------------           -----------------------

     September 30, 1996                     5.75 to 1

     December 31, 1996                      5.75 to 1

     March 31, 1997                         5.75 to 1

     June 30, 1997                          5.50 to 1

     September 30, 1997                     5.25 to 1

     December 31, 1997                      5.00 to 1

     March 31, 1998                         5.00 to 1

     June 30, 1998                          5.00 to 1

     September 30, 1998                     4.75 to 1

     December 31, 1998 and
      each fiscal quarter
      thereafter                            4.75 to 1

     Section 7.11 TOTAL DEBT TO CAPITALIZATION RATIO. The Parent shall not permit the Total Debt to Capitalization Ratio to be, as of the last day of any fiscal quarter, set forth below, greater than the correlative ratio indicated below:

   Fiscal Quarter Ending             Total Debt to Capitalization Ratio:
   ---------------------             -----------------------------------
September 30, 1996                          .70 to 1

December 31, 1996                           .70 to 1

March 31, 1997                              .70 to 1

June 30, 1997                               .70 to 1

September 30, 1997                          .70 to 1

December 31, 1997                           .68 to 1

March 31, 1998                              .68 to 1

June 30, 1998                               .68 to 1

September 30, 1998                          .68 to 1

December 31, 1998                           .68 to 1

March 31, 1999                              .68 to 1

June 30, 1999                               .68 to 1

September 30, 1999                          .68 to 1

December 31, 1999 and
  each fiscal quarter
  thereafter                                .65 to 1


     Section 7.12 SALE OR DISCOUNT OF RECEIVABLES. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly sell, with or without recourse, for discount or otherwise, any notes or accounts receivable.

     Section 7.13 AMENDMENT AND MODIFICATION OF SUBORDINATED DEBT DOCUMENTS. The Parent shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, amend, modify, supplement, waive compliance with, or assent to noncompliance with, any term, provision or condition of any of the documents governing or evidencing the Subordinated Debt, which (i) the Lenders deem material (including, without limitation, relating to events of default, acceleration rights, interest rates, maturity date, amortization, subordination, covenants, prohibition against amending any Loan Document and definitions with respect thereto) or
(ii) places any further restrictions on the Parent or any of its Restricted Subsidiaries or increases the obligations of the Parent or any of its Restricted Subsidiaries thereunder or confers on the holders thereof any additional rights.

     Section 7.14 INDEBTEDNESS OF SUN INTERNATIONAL. Until the Parent shall cease to own, as a result of an initial public offering of the capital stock of Sun International, a number of shares of the capital stock of Sun International having ordinary voting power to elect a majority of Sun International's board of directors, the Parent shall not permit Sun International to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist, any Indebtedness except Indebtedness to the Parent.

     Section 7.15 INTERCOMPANY LINE OF CREDIT. The Parent shall not reduce the aggregate principal amount available to Restricted Subsidiaries under the Intercompany Line of Credit below $490,000,000.

     Section 7.16 SALE AND LEASEBACK. Except for (a) the sale and leaseback of those facilities set forth on SCHEDULE 7 hereto and (b) sale and leaseback transactions entered into in connection with Assisted Living Investments permitted pursuant to SECTION 7.3(i) hereof and subject to the limitations thereof, the Parent shall not, and shall not permit any of its Restricted Subsidiaries to, enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets having a book value in excess of (a) $20,000,000 per occurrence or (b) $50,000,000 in aggregate amount per fiscal year.

     Section 7.17 CAREERSTAFF SUBSIDIARIES. Notwithstanding anything contained to the contrary in SECTION 7.5 hereof, the Parent shall not permit any CareerStaff Subsidiary to have Subsidiaries.


                                    ARTICLE 8

                                     DEFAULT

     Section 8.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

     (a) Any representation or warranty made under any Loan Document shall prove to have been incorrect or misleading in any material respect when made or deemed to have been made;

     (b) Any Borrower shall default in the payment of (i) any interest under any Note or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under the Loan Documents, when due, which Default is not cured within one Business Day from the date such payment became due by payment of such late amount, or (ii) any principal under any of the Notes when due;

     (c) The Parent or any of its Restricted Subsidiaries shall default in the performance or observance of any agreement or covenant contained in SECTION 5.1, 5.9, 6.5(b) or ARTICLE 7 hereof;

     (d) The Parent or any of its Restricted Subsidiaries shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this SECTION 8.1, and such default shall not be cured within a period of 30 days after the earlier of notice from the Administrative Lender thereof or actual notice thereof by the Notification Agent on behalf of the Borrowers or such Restricted Subsidiary;

     (e) There shall occur any default or breach in the performance or observance of any agreement or covenant (after the expiration of any applicable grace period) in any of the Loan Documents (other than this Agreement);

     (f) There shall be entered a decree or order by a court having jurisdiction in the premises constituting an order for relief in respect of the Parent or any of its Restricted Subsidiaries under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Parent or any of its Restricted Subsidiaries, or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Parent or any of its Restricted Subsidiaries, and any such decree or order shall continue unstayed and in effect for a period of 60 consecutive days;

     (g) The Parent or any of its Restricted Subsidiaries shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Parent or any of its Restricted Subsidiaries shall consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Parent or any of its Restricted Subsidiaries or of any substantial part of their respective properties, or the Parent or any of its Restricted Subsidiaries shall fail generally to pay its debts as they become due, or the Parent or any of its Restricted Subsidiaries shall take any action in furtherance of any such action;

     (h) A final judgment or judgments shall be entered by any court against the Parent or any of its Restricted Subsidiaries for the payment of money which exceeds $3,000,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of the Parent or any of its Restricted Subsidiaries which, together with all other such property of the Parent and its Restricted Subsidiaries subject to other such process, exceeds in value $3,000,000 in the aggregate, and if such judgment or award is not insured or, within 30 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

     (i)  With respect to any Plan of the Parent or any member of its Controlled
Group: (i) the Parent, any such member, or any other party-in-interest or disqualified person shall engage in transactions which in the aggregate would reasonably result in a direct or indirect liability to the Parent or any member of its Controlled Group in excess of $3,000,000 under Section 409 or 502 of ERISA or Section 4975 of the Code; (ii) the Parent or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in
Section 412 of the Code, in the aggregate in excess of $3,000,000, or request a funding waiver from the Internal Revenue Service for contributions in the aggregate in excess of $3,000,000; (iii) the Parent or any member of its Controlled Group shall incur any withdrawal liability in the aggregate in excess of $1,000,000 as a result of a complete or partial withdrawal within the meaning of Section 4203 or 4205 of ERISA, or any other liability with respect to a Plan in excess of $3,000,000 without the prior written consent of the Determining Lenders, unless the amount of such liability has been funded within the Plan or pursuant to one or more insurance contracts; (iv) the Parent or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; or
(v) any ERISA Event with respect to a Plan subject to Title IV of ERISA shall have occurred, and 30 days thereafter (A) such ERISA Event, other than such event described in clause (h) of the definition of ERISA Event herein, (if correctable) shall not have been corrected and (B) the then present value of such Plan's benefit liabilities, as defined in Title IV of ERISA, shall exceed the then current value of assets accumulated in such Plan; provided, however, that the events listed in subsections (iv) through (v) shall constitute Events of Default only if, as of the date thereof or any subsequent date, the amount of liability that the Parent or any member of its Controlled Group reasonably is likely to incur in the aggregate under Section 4062, 4063, 4064, 4219 or 4023 of ERISA or any other provision of law with respect to all such Plans, computed, with respect to any Pension Plan, by the actuary of the Pension Plan taking into account any applicable rules and regulations of the PBGC at such time, and based on the actuarial assumptions used by the Pension Plan, resulting from or otherwise associated with such event exceeds $3,000,000;

     (j) All or any material portion of the Collateral or the Loan Documents shall be the subject of any proceeding instituted by any Person other than a Lender (except in connection with any Lender's exercise of any remedies under the Loan Documents), or there shall exist any litigation or threatened litigation with respect to all or any material portion of the Collateral or the Loan Documents, or any Person shall challenge in any manner whatsoever the validity or enforceability of all or any material portion of the Loan Documents;

     (k) The Parent or any of its Restricted Subsidiaries shall default in the payment of any Indebtedness in an aggregate amount of $3,000,000 or more beyond any grace period provided with respect thereto, or shall default in the performance of any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period (or any event thereunder shall occur and be continuing), if the effect of such default or event is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to cause such Indebtedness to become due prior to its date of maturity;

     (l)  A Change of Control shall occur;

     (m) Any Necessary Authorization shall be revoked, the revocation of which could result in a Material Adverse Effect; or there shall occur a default under any Necessary Authorization by the Parent or any of its Restricted Subsidiaries beyond any applicable grace period, which default could result in a Material Adverse Effect; or any proceedings shall in any way be brought by any Person to challenge the validity or enforceability of any Necessary Authorization or seeking the revocation, suspension or cancellation of such Necessary Authorization and such proceeding is not contested in good faith by appropriate proceedings and an adverse determination in such proceeding could result in a Material Adverse Effect;

     (n) Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Lender or any Lender) in all material respects, or any such party shall so state in writing;

     (o) Any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (other than Permitted Liens which are not Consensual Liens) in any Collateral;

     (p) The Parent or any of its Restricted Subsidiaries shall, at any time, be in default in the payment of any obligations under one or more Operating Leases beyond any grace period provided with respect thereto and the aggregate amount of payments in default shall equal or exceed $500,000;

     (q) Except for Permitted Restricted Payments, any event shall occur in respect of any Subordinated Debt, the result of which would obligate the Parent or any of its Restricted Subsidiaries to purchase, prepay or redeem all or any portion of such Subordinated Debt; or

     (r) In a bankruptcy or insolvency proceeding or in other proceedings under similar law now or hereafter in effect involving a Foreign Subsidiary of the Parent, (i) any claim is made by any Person against the Parent or any of its Restricted Subsidiaries or any asset owned by the Parent or any of its Restricted Subsidiaries and such claim or claims, in the aggregate, could result in a Material Adverse Effect, or (ii) any claim is made to consolidate such proceeding of the Foreign Subsidiary with the Parent or any of its Restricted Subsidiaries.

     Section 8.2 REMEDIES. If an Event of Default shall have occurred and shall be continuing:

     (a) With the exception of an Event of Default specified in SECTION 8.1(f) OR (g) hereof, the Administrative Lender shall, upon the direction of the Determining Lenders, terminate the Commitment and/or declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in the Loan Documents to the contrary notwithstanding.

     (b) Upon the occurrence of an Event of Default specified in SECTION 8.1(f) OR (g) hereof, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the Commitment shall forthwith terminate, all without any action by the Administrative Lender, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

     (c) If any Letter of Credit shall be then outstanding, the Administrative Lender may (or, upon the direction of the Determining Lenders, shall) demand upon the Borrowers, through the Notification Agent, to, and forthwith upon such demand, the Borrower shall jointly and severally pay to the Administrative Lender in same day funds at the office of the Administrative Lender in such demand for deposit in the L/C Cash Collateral Account, an amount equal to the maximum amount available to be drawn under the Letters of Credit then outstanding.

     (d) Subject to the terms and provisions of the Loan Documents, the Administrative Lender and the Lenders may exercise all of the post-default rights granted to them under the Loan Documents or under Applicable Law.

     (e) The rights and remedies of the Administrative Lender and the Lenders hereunder shall be cumulative, and not exclusive.


                                    ARTICLE 9

                            CHANGES IN CIRCUMSTANCES

     Section 9.1 LIBOR BASIS DETERMINATION INADEQUATE. If with respect to any proposed LIBOR Advance for any Interest Period, any Lender determines that
(i) deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the LIBOR Basis for such proposed LIBOR Advance does not adequately cover the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender shall forthwith give notice thereof to the Borrowers, through the Notification Agent, whereupon until such Lender notifies the Borrowers, through the

Notification Agent, that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make LIBOR Advances shall be suspended.

     Section 9.2 ILLEGALITY. If any applicable law, rule or regulation, or any change therein or adoption thereof, or interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Advances, such Lender shall so notify the Borrowers, through the Notification Agent, and the Administrative Lender. Before giving any notice to the Borrowers pursuant to this Section, the notifying Lender shall designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Lender, be materially disadvantageous to the Lender or contrary to its policies. Upon receipt of such notice by the Notification Agent, notwithstanding anything contained in ARTICLE 2 hereof, the Borrowers jointly and severally shall repay in full the then outstanding principal amount of each LIBOR Advance owing to the notifying Lender, together with accrued interest thereon, on either (a) the last day of the Interest Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or (b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day. Concurrently with repaying each affected LIBOR Advance owing to such Lender, notwithstanding anything contained in ARTICLE 2 hereof, the Borrowers may borrow a Prime Rate Advance from such Lender, and such Lender shall make such Prime Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment, and such Prime Rate Advance shall be payable on the same date or dates as the affected LIBOR Advances of such Lender would have otherwise been due and payable but for this SECTION 9.2.

     Section 9.3    INCREASED COSTS.

     (a) If any applicable law, rule or regulation, or any change in or adoption of any law, rule or regulation, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

       (i) shall subject a Lender (or its LIBOR Lending Office) to any Tax (net of any tax benefit engendered thereby) with respect to its LIBOR Advances or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or to its LIBOR Lending Office) of the principal of or interest on its LIBOR Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in the rate of tax on the overall net income, net worth or capital of the Lender and franchise taxes, doing business taxes or minimum taxes imposed upon such Lender); or

      (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender's LIBOR Lending Office or shall impose on the Lender (or its LIBOR Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its LIBOR Advances or its obligation to make such Advances;

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, by an amount deemed by a Lender to be material, then, within 15 days after demand by a Lender, the Borrowers jointly and severally agree to pay to such Lender such additional amount as will compensate such Lender for such increased costs or reduced amounts, subject to
SECTION 11.9 hereof. The affected Lender will as soon as practicable notify the Borrowers, through the Notification Agent, of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the affected Lender made in good faith, be disadvantageous to such Lender.

     (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder and calculations therefor shall be conclusive in the absence of manifest error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. If a Lender demands compensation under this Section, the Borrowers may at any time, upon at least five Business Days' prior notice to the Lender given by the Notification Agent, after reimbursement to the Lender by the Borrowers in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under SECTION 2.9 hereof. Concurrently with prepaying such LIBOR Advances, the Borrowers shall borrow a Prime Rate Advance from the Lender, and the Lender shall make such Prime Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment, and such Prime Rate Advance shall be payable on the same date or dates as the LIBOR Advances of such Lender would have otherwise been due and payable but for this SECTION 9.3.

     Section 9.4 PRIME RATE ADVANCES RATHER THAN LIBOR ADVANCES. If notice has been given pursuant to SECTION 9.1, 9.2 OR 9.3 hereof suspending the obligation of a Lender to make LIBOR Advances, or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrowers, through the Notification Agent, that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Prime Rate Advances.

     Section 9.5 CAPITAL ADEQUACY. If either (a) the introduction of or any change in or in the interpretation of any law, rule or regulation or
(b) compliance by a Lender with any law, rule or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender, and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's Commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, upon demand by such Lender through the Notification Agent, subject to SECTION 11.9, the Borrowers jointly and severally shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances, to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's Commitment hereunder. A certificate as to such amounts submitted to the Borrowers, through the Notification Agent, by a Lender hereunder, shall, in the absence of manifest error, be conclusive and binding for all purposes.


                                   ARTICLE 10

                             AGREEMENT AMONG LENDERS

     Section 10.1 AGREEMENT AMONG LENDERS. The Lenders agree among themselves that:

     (a) ADMINISTRATIVE LENDER. Each Lender hereby appoints the Administrative Lender as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Documents; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, unless and until the Administrative Lender shall have received such requests, the Administrative Lender may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrowers; to distribute promptly to each Lender information, requests and documents received from the Borrowers and the Notification Agent, and each payment (in like funds received) with respect to any of such Lender's Advances, fee or other amount; and to deliver to the Borrowers' requests, demands, approvals and consents received from the Lenders. Administrative Lender agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrowers and the Notification Agent.

     (b) REPLACEMENT OF ADMINISTRATIVE LENDER. Should the Administrative Lender or any successor Administrative Lender ever cease to be a Lender hereunder, or should the Administrative Lender or any successor Administrative Lender ever resign as Administrative Lender, or should the Administrative Lender or any successor Administrative Lender ever be removed with cause by the Determining Lenders, then the Lender appointed by the other Lenders shall forthwith become the Administrative Lender, and the Borrowers and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change. Any resignation or removal of the Administrative Lender or any successor Administrative Lender shall become effective upon the appointment by the Lenders of a successor Administrative Lender; provided, however, that if the Lenders fail for any reason to appoint a successor within 60 days after such removal or resignation, the Administrative Lender or any successor Administrative Lender (as the case may be) shall thereafter have no obligation to act as Administrative Lender hereunder.

     (c) EXPENSES. Each Lender shall pay its pro rata share, based on its Specified Percentage, of any expenses paid by the Administrative Lender directly and solely in connection with any of the Loan Documents if Administrative Lender does not receive reimbursement therefor from other sources within 60 days after the date incurred, unless payment of such fees is being diligently disputed by such Lender or the Borrowers in good faith. Any amount so paid by the Lenders to the Administrative Lender shall be returned by the Administrative Lender pro rata to each paying Lender to the extent later paid by the Borrowers or any other Person on the Borrowers' behalf to the Administrative Lender.

     (d) DELEGATION OF DUTIES. The Administrative Lender may execute any of its duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

     (e) RELIANCE BY ADMINISTRATIVE LENDER. The Administrative Lender and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected the Administrative Lender. The Administrative Lender may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof.

     (f) LIMITATION OF ADMINISTRATIVE LENDER'S LIABILITY. Neither the Administrative Lender nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and reasonably believed by it or them to be within the discretion or power conferred to it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Lender shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Lender shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its satisfaction against loss, cost, liability and expense. The Administrative Lender shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution (other than its own due execution) of any of the Loan Documents by any other Person, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Documents by any other Person, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Documents on the part of the Borrowers. To the extent not reimbursed by the Borrowers, each Lender hereby jointly and severally indemnifies and holds harmless the Administrative Lender, pro rata according to its Specified Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and/or disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by the Administrative Lender (in its capacity as Administrative Lender and not as a Lender) in any way with respect to any Loan Documents or any action taken or omitted by the Administrative Lender in its capacity as Administrative Lender and not as a Lender under the Loan Documents (including any negligent action of the Administrative Lender), except to the extent the same result from gross negligence or wilful misconduct by the Administrative Lender.

     (g) LIABILITY AMONG LENDERS. No Lender shall incur any liability (other than the sharing of expenses and other matters specifically set forth herein and in the other Loan Documents) to any other Lender, except for acts or omissions in bad faith.

     (h) RIGHTS AS LENDER. With respect to its commitment hereunder, the Advances made by it and Note issued to it, the Administrative Lender shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Lender, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Lender in its individual capacity. The Administrative Lender or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrowers and any of their Affiliates, and any Person who may do business with or own securities of the Borrowers or any of their Affiliates, all as if the Administrative Lender were not the Administrative Lender hereunder and without any duty to account therefor to the Lenders.

     Section 10.2 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Lender or any other Lender and based upon the financial statements referred to in SECTIONS 4.1(J), 6.1 AND 6.2 hereof, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Lender or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

     Section 10.3 BENEFITS OF ARTICLE. None of the provisions of this Article shall inure to the benefit of any Person other than Lenders; consequently, no Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Administrative Lender or any Lender to comply with such provisions.


                                   ARTICLE 11

                                  MISCELLANEOUS

     Section 11.1   NOTICES.

     (a) All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date personally delivered or sent by telecopy (answerback received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, or one day after being delivered to the telegraph office or sent out by telex addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

          (i)    If to the Borrowers or the Notification Agent, at:

                 Sun Healthcare Group, Inc.
                 101 Sun Lane, N.E.
                 Albuquerque, New Mexico  87109
                 Attn: Chief Financial Officer

          (ii)   If to the Administrative Lender, at:

                 NationsBank of Texas, N.A.
                 901 Main Street, 67th Floor
                 Dallas, Texas  75202
                 Attn:  Steven A. Deily, Senior Vice President

          (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

     (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

     Section 11.2 EXPENSES. The Borrowers jointly and severally shall promptly pay:

     (a) all reasonable out-of-pocket expenses of the Administrative Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of Advances and the issuance of Letters of Credit hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

     (b) all reasonable out-of-pocket expenses and attorneys' fees of the Administrative Lender in connection with the administration of the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Lenders relating to this Agreement or the other Loan Documents; and

     (c) all costs, out-of-pocket expenses and attorneys' fees of the Administrative Lender and each Lender incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Documents, and all costs and out-of-pocket expenses of collection if default is made in the payment of the Notes, which in each case shall include without limitation fees and expenses of consultants, counsel for the Administrative Lender and any Lender, and administrative fees for the Administrative Lender.

     Section 11.3 WAIVERS. The rights and remedies of the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Lender or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance and the Issuing Bank expressly reserves the right to require strict compliance with the terms of this Agreement in connection with any issuance of a Letter of Credit. In the event that any Lender decides to fund an Advance or the Issuing Bank decides to issue a Letter of Credit at a time when the Borrowers are not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or by the Issuing Bank to issue any additional Letters of Credit or preclude the Lenders from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Lender or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Lender or any of the Lenders are a party thereto, relating to the Borrowers.

     Section 11.4 DETERMINATION BY THE LENDERS CONCLUSIVE AND BINDING. Any material determination required or expressly permitted to be made by the Administrative Lender or any

Lender under this Agreement shall be made in its reasonable judgment and in good faith, and shall when made, absent manifest error, be conclusive and binding on all parties.

     Section 11.5 SET-OFF. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender and any subsequent holder of any Note, and any assignee or participant in any Note is hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or holder to or for the credit or the account of the Borrowers, against and on account of the Obligations and other liabilities of the Borrowers to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or (b) the Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by SECTION 8.2 and although such obligations and liabilities, or any of them, shall be contingent or unmatured. Any sums obtained by any Lender or by any assignee, participant or subsequent holder of any Note shall be subject to pro rata treatment of all Obligations and other liabilities hereunder.

     Section 11.6   ASSIGNMENT.

     (a) The Borrowers may not assign or transfer any of their respective rights or obligations hereunder or under the other Loan Documents without the prior written consent of the Lenders.

     (b) No Lender shall be entitled to assign its interest in this Agreement, its Notes or its Advances, except as hereinafter set forth.

     (c) A Lender may at any time sell participations in all or any part of its Advances (collectively, "PARTICIPATIONS") to any banks or other financial institutions ("PARTICIPANTS") provided that (i) each such sale of a Participation in any bank or other financial institution not an Affiliate of the selling Lender shall be subject to the prior written consent of the Borrowers, which consent shall not be unreasonably withheld, (ii) any Lender selling a Participation to any bank or other financial institution not an Affiliate of the selling Lender shall give the Administration Lender and the Borrowers, through the Notification Agent, notice of any such proposed sale no later than 10 days prior to any such sale, and (iii) such Participation shall not confer on any Person (other than the parties hereto) any right to vote on, approve or sign amendments or waivers, or any other independent benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents, other than the right to vote on, approve, or sign amendments or waivers or consents with respect to items that would result in (A) any increase in the commitment of any Participant; or (B)(1) the extension of the date of maturity of, or (2) the extension of the due date for any payment of principal, interest or fees respecting, or (3) the reduction of the amount of any installment of principal or interest on or the change or reduction of any mandatory reduction required hereunder, or (4) a reduction of the rate of interest on, the Advances, the Letters of Credit, or the Reimbursement Obligations, or change in Applicable Margin; or (C) the release of security for the Obligations, including without limitation any guarantee; or (D) the reduction of any fees payable hereunder. Notwithstanding the foregoing, the Borrowers agree that the Participants shall be entitled to the benefits of ARTICLE 9 and SECTION 11.5 hereof as though they were Lenders and the Lenders may provide copies of all financial information received from the Borrowers to such Participants. To the fullest extent it may effectively do so under Applicable Law, the Borrowers agree that any Participant may exercise any and all rights of banker's lien, set-off and counterclaim with respect to this Participation as fully as if such Participant were the holder of the Advances in the amount of its Participation. Any Lender selling a Participation to an Affiliate hereunder shall give prompt notice thereof to the Borrowers through the Notification Agent and the Administrative Lender.

     (d) Each Lender may assign to one or more financial institutions or funds organized under the laws of the United States, or any state thereof, or under the laws of any other country that is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business (each, an "ASSIGNEE") its rights and obligations under this Agreement and the other Loan Documents; PROVIDED, HOWEVER, that (i) each such assignment shall be subject to the prior written consent of the Administrative Lender and Borrowers, which consent shall not be unreasonably withheld (provided, however, notwithstanding anything herein to the contrary, no consent of the Borrowers shall be required for any assignment
(A) during any time that an Event of Default has occurred and is continuing,
(B) to an Affiliate of the assigning Lender, or (C) to an existing Lender hereunder), (ii) each such assignment shall be of a constant, and not a varying, percentage of the Lender's rights and obligations under this Agreement,
(iii) the amount of the total Advances and Reimbursement Obligations being assigned pursuant to each such assignment (determined as of the date of the assignment with respect to such assignment) shall in no event be less than the lesser of (A) $10,000,000, or (B) the applicable Lender's Commitment, (iv) the applicable Lender, Administrative Lender and applicable Assignee shall execute and deliver to the Administrative Lender an Assignment and Acceptance Agreement (an "ASSIGNMENT AGREEMENT") in substantially the form of EXHIBIT E hereto, together with the Notes subject to such assignment, (v) the Assignee or the Lender executing the Assignment as the case may be, shall deliver to the Administrative Lender a processing fee of $3,500, and (vi) the Administrative Lender shall give the Borrowers, through the Notification Agent, notice of any proposed assignment no later than 10 days prior to any assignment by any Lender. Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof, (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Lender hereunder and (B) the Administrative Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment, relinquish such rights and be released from such obligations under this Agreement.

     (e) Notwithstanding anything in clause (d) above to the contrary, any Lender may assign and pledge all or any portion of its Advances and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

     (f) Upon the Notification Agent's receipt of an Assignment Agreement executed by a Lender and an Assignee, and any Note or Notes subject to such assignment, the Borrowers shall, within three Business Days after the Notification Agent's receipt of such Assignment Agreement, at its own expense, execute and deliver to the Administrative Lender in exchange for the surrendered Notes new Notes to the order of such Assignee in an amount equal to the portion of the Advances, Reimbursement Obligations and Commitment assigned to it pursuant to such Assignment Agreement and new Notes to the order of the Administrative Lender in an amount equal to the portion of the Advances and Commitment retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of EXHIBIT A hereto.

     (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this SECTION 11.6, disclose to the assignee or Participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Lender by or on behalf of the Borrowers.

     (h) Except as specifically set forth in this SECTION 11.6, nothing in this Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan documents.

     (i) Notwithstanding anything in this SECTION 11.6 to the contrary, no Assignee or Participant shall be entitled to receive any greater payment under
SECTION 2.15 or SECTION 9.3 than such assigning or participating Lender would have been entitled to receive with respect to the interest assigned or participated to such Assignee or Participant.

     Section 11.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     Section 11.8 SEVERABILITY. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 11.9 INTEREST AND CHARGES. It is not the intention of any parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, no Lender shall ever be entitled to receive, collect or apply, as interest on the Obligations, any amount in excess of the Maximum Amount. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrowers. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, the Borrowers and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, the Lenders shall refund to the Borrowers the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, to the extent permitted by Applicable Law, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Documents.

     Section 11.10 HEADINGS. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

     Section 11.11 AMENDMENT AND WAIVER. The provisions of this Agreement may not be amended, modified or waived except by the written agreement of the Borrowers and the Determining Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Lenders, if it would (i) increase the Specified Percentage or commitment of any Lender, or (ii) extend the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal or interest on, or reduce the rate of interest on, any Advance, the Reimbursement Obligations or other amount owing under any Loan Documents, or
(iii) release any security for or guaranty of the Obligations (except pursuant to this Agreement) or otherwise amend any Collateral Documents in a manner which would adversely affect the rights of the Lenders , or (iv) reduce the fees payable hereunder, or (v) revise this SECTION 11.11, or (vi) waive the date for payment of any of the Obligations, or (vii) amend the definition of Determining Lenders; or (b) without the consent of the Administrative Lender, if it would alter the rights, duties or obligations of the

Administrative Lender. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Lender and, in the case of an amendment, by the Borrowers.

     Section 11.12 EXCEPTION TO COVENANTS. Neither the Parent nor any of its Subsidiaries shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

     Section 11.13 NO LIABILITY OF ISSUING BANK. The Borrowers jointly and severally assume all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any Lender nor any of their respective officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged;
(c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit, except for any payment made upon the Issuing Bank's gross negligence or willful misconduct; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, EXCEPT that the Borrowers shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrowers, to the extent of any direct, but not consequential, damages suffered by the Borrowers that the Borrowers prove were caused by (i) the Issuing Bank's willful misconduct or gross negligence or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     Section 11.14 CONFIDENTIALITY. Each Lender and the Administrative Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers pursuant to this Agreement which is identified by the Borrowers as being confidential at the time the same is delivered to the Lenders or the Administrative Lender, provided that nothing herein shall limit the disclosure of any such information
(a) to the extent required by statute, rule, regulation or judicial process,
(b) to counsel for any Lender or the Administrative Lender, (c) to bank examiners, auditors or accountants of any Lender, (d) to the Administrative Lender or any other Lender, (e) in connection with any litigation to which any one or more of Lenders is a party, provided, further, that, unless specifically prohibited by Applicable Law or court order, each Lender shall, prior to disclosure thereof, notify the Borrowers, through the Notification Agent, of any request for disclosure of any such not-public information (i) by any governmental agency or representative thereof (other than any such request in connection with an examination of such Lender's financial condition by such governmental agency) or (ii) pursuant to legal process, or (f) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees to handle such information confidentially.

     Section 11.15 NO NOVATION. Except for Liens expressly released in connection herewith, the execution, delivery and effectiveness of this Agreement shall not extinguish the obligations for the payment of money outstanding under the Prior Credit Agreement (as defined in the recitals hereof) or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Prior Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, or any other document contemplated hereby shall be construed as a release or other discharge of the Borrowers under the Prior Credit Agreement or any Guarantor under any Guaranty or any Collateral Document (as such terms are defined in the Prior Credit Agreement) from any of its obligations and liabilities thereunder. The Prior Credit Agreement and the Collateral Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith.

     Section 11.16 NO DUTIES OF CO-AGENTS. Each Borrower and Lender acknowledge that the Co-Agents shall have no duties, responsibilities or liabilities in their capacities as Co-Agents hereunder.

     SECTION 11.17 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS; PROVIDED, HOWEVER, THAT PURSUANT TO ARTICLE 5069-15.10(b), TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, IT IS AGREED THAT THE PROVISIONS OF CHAPTER 15, TITLE 79, REVISED CIVIL STATUTES OF TEXAS, 1925, AS AMENDED, SHALL NOT APPLY TO THE ADVANCES, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWERS AGREE THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS COUNTY, TEXAS.

     SECTION 11.18 WAIVER OF JURY TRIAL. EACH OF THE BORROWERS, THE ADMINISTRATIVE LENDER AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE

MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

     SECTION 11.19 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

           REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.


BORROWERS:                             SUN HEALTHCARE GROUP, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       THE MEDIPLEX GROUP, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

ADMINISTRATIVE LENDER:                 NATIONSBANK OF TEXAS, N.A., as
                                       Administrative Lender



                                       By:
                                          ---------------------------------
                                          Steven A. Deily
                                          Senior Vice President

CO-AGENTS:                             BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Co-Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       CREDIT LYONNAIS NEW YORK BRANCH, as
                                       Co-Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       CREDIT SUISSE, as Co-Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       MORGAN GUARANTY TRUST COMPANY OF
                                       NEW YORK, as Co-Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       COOPERATIVE CENTRALE RAIFFEISEN -
                                       BOERENLEENBANK, B.A. "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as Co-
                                       Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LTD., LOS ANGELES AGENCY, as Co-Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       PNC BANK, NATIONAL ASSOCIATION, as
                                       Co-Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

LENDERS:                               NATIONSBANK OF TEXAS, N.A., as a Lender
                                       and as Issuing Bank

Specified Percentage:
     10.20408163%


                                       By:
                                          ---------------------------------
                                          Steven A. Deily
                                          Senior Vice President


                                       901 Main Street, 67th Floor
                                       Dallas, Texas  75202
                                       Attn:  Steven A. Deily,
                                              Senior Vice President

                                       SUNWEST BANK OF ALBUQUERQUE, N.A.

Specified Percentage
     4.08163265%
                                       By:
                                          ---------------------------------
                                          John A. Sanchez
                                          Vice President

                                       5400 San Mateo Blvd., Suite A
                                       Albuquerque, New Mexico 87109
                                       Attn: John A. Sanchez
                                             Vice President

                                       WELLS FARGO BANK (TEXAS) NATIONAL
                                       ASSOCIATION

Specified Percentage
     5.10204082%
                                       By:
                                          ---------------------------------
                                          Susan B. Sheffield
                                          Vice President

                                       309 West 7th Street, Suite 1100
                                       Fort Worth, Texas 76102
                                       Attn:  Susan B. Sheffield
                                              Vice President

                                       CREDIT LYONNAIS NEW YORK BRANCH

Specified Percentage
     9.18367347%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       1301 Avenue of the Americas
                                       New York, New York 10019-6022
                                       Attn:  Evan Wasser
                                              Vice President

                                       COOPERATIVE CENTRALE RAIFFEISEN -
                                       BOERENLEENBANK, B.A. "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH

Specified Percentage
     9.18367347%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       245 Park Avenue
                                       New York, New York 10167
                                       Attn:  Corporate Services

                                       with a copy to:

                                       13355 Noel Road, Suite 1000
                                       Dallas, Texas 75240
                                       Attn:  Karl F. Probst
                                              Assistant Vice President

                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LTD., LOS ANGELES AGENCY

Specified Percentage
     8.16326531%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       350 South Grand Avenue, Suite 3000
                                       Los Angeles, California 90071
                                       Attn:  Tokaomi Tomioka

                                       THE BANK OF NOVA SCOTIA

Specified Percentage
     5.10204082%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       600 Peachtree Street, N.E., Suite 2700
                                       Atlanta, Georgia 30308
                                       Attn: Carolyn Lopez

                              PNC BANK, NATIONAL ASSOCIATION

Specified Percentage
     8.16326531%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       2 PNC Plaza - 2nd Floor
                                       620 Liberty Avenue
                                       Pittsburgh, Pennsylvania 15265
                                       Attn:  Karen George

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION

Specified Percentage
     9.18367347%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       555 South Flower Street, 11th Floor
                                       Los Angeles, California 90071
                                       Attn:  Lucy Nixon

                                       CREDIT SUISSE

Specified Percentage
     9.18367347%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       12 East 49th Street
                                       New York, New York 10017
                                       Attn:  Chris Horgan

                                       MORGAN GUARANTY TRUST COMPANY OF NEW YORK

Specified Percentage
     9.18367347%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       60 Wall Street, 22nd Floor
                                       New York, New York 10260
                                       Attn:  James Conden

                                       THE SUMITOMO BANK, LIMITED

Specified Percentage
     5.10204082%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       777 South Figueroa Street, Suite 2600
                                       Los Angeles, California 90017
                                       Attn:  Al Galluzzo

                                       FUJI BANK, LIMITED

Specified Percentage
     4.08163265%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       333 South Hope Street, Suite 3900
                                       Los Angeles, California 90071
                                       Attn:  Mike Ihnken

                                       THE SANWA BANK, LIMITED

Specified Percentage
     4.08163265%


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                       2200 Ross Avenue, 4100 West
                                       Dallas, Texas 75201
                                       Attn:  Matthew Patrick

     ACKNOWLEDGED AND AGREED TO THIS _____ day of October, 1996, for the purpose of acknowledging the undersigned Restricted Subsidiaries' obligations under
Section 2.16 of the foregoing Agreement.

                              Sundance Rehabilitation Corporation, a Connecticut corporation
                              SunQuest Consulting, Inc., a New Mexico
                              corporation
                              Sunrise Healthcare Corporation, a New Mexico corporation
                              SunScript Pharmacy Corporation, a New Mexico corporation
                              Sunrise Rehab of Colorado, Inc., a Colorado corporation
                              Sunrise Healthcare of Colorado, Inc., a Colorado corporation
                              Sunrise Healthcare of Florida, Inc., a Florida corporation
                              Four Seasons Healthcare Management, Inc., a
                              Delaware corporation
                              LTC Staffinders, Inc., a Connecticut corporation SunSpectrum Outpatient Rehabilitation-Concord,
                              Inc., a Massachusetts corporation
                              Nursing Home Inc., a Washington corporation
                              Living Services, Inc., a Washington corporation Golden Care, Inc., an Indiana corporation
                              Bay Colony Health Service, Inc., a Massachusetts corporation
                              Bergen Eldercare, Inc., a New Jersey corporation Community Re-Entry Services of Cortland, Inc., a Delaware corporation
                              G-WZ of Stamford, Inc., a Connecticut corporation Manatee Springs Nursing Center, Inc., a Florida corporation
                              Mediplex Management, Inc., a Massachusetts corporation
                              Mediplex Management of Palm Beach County, Inc., a Florida corporation
                              Mediplex Management of Texas, Inc., a Texas corporation
                              Mediplex of Colorado, Inc., a Colorado corporation Mediplex of Concord, Inc., a Massachusetts corporation

                              Mediplex of Connecticut, Inc., a Connecticut corporation
                              Mediplex of Kentucky, Inc., a Kentucky corporation Mediplex of Maryland, Inc., a Maryland corporation Mediplex of Massachusetts, Inc., a Massachusetts corporation
                              Mediplex of New Hampshire, Inc., a New Hampshire corporation
                              Mediplex of New Jersey, Inc., a New Jersey corporation
                              Mediplex of New York, Inc., a New York corporation Mediplex of Ohio, Inc., an Ohio corporation Mediplex of Tennessee, Inc., a Tennessee corporation
                              Mediplex Atlanta Rehabilitation Institute, Inc., a Georgia corporation
                              Mediplex Rehabilitation of Massachusetts, Inc., a Massachusetts corporation
                              P.M.N.F. Management, Inc., a New Jersey
                              corporation
                              Quality Care Holding Corp., a Massachusetts corporation
                              Quality Nursing Care of Massachusetts, Inc., a Massachusetts corporation
                              Spofford Land, Inc., a New Hampshire corporation Sun Care Corp., a Delaware corporation
                              Valley View Psychiatric Services, Inc., a Colorado corporation
                              HSR Management, Inc., a Delaware corporation
                              CareerStaff Management, Inc., a Delaware corporation
                              PRI, Inc., a Texas corporation
                              CareerStaff Unlimited, Inc., a Delaware
                              corporation
                              CareerStaff HSR, Inc., a Delaware corporation Healthcare Staff Resources, Inc., a Texas corporation
                              SunBridge, Inc., a New Mexico corporation
                              SunMark of New Mexico, a New Mexico corporation SunChoice Medical Supply, Inc., a New Mexico corporation

                              HTA of New Jersey, Inc., a New Jersey corporation HTA of New York, Inc., a New York corporation
                              New Bedford Acquisition Corp., a Massachusetts corporation
                              New Bedford Nursing Center, Inc., a Massachusetts corporation
                              Worcester Nursing Center, Inc., a Massachusetts corporation.


                              By:
                                 -------------------------------------------
                                 Name:
                                      --------------------------------------
                                Title:
                                      --------------------------------------

                              Therapists Unlimited-Atlanta, L.P., a Texas limited partnership
                              Therapists Unlimited-Baltimore/Washington, D.C.,
                              L.P., a Texas limited partnership
                              Therapists Unlimited-Charlotte, L.P., a Texas limited partnership
                              Therapists Unlimited-Chicago II, L.P., a Texas limited partnership
                              Therapists Unlimited-Cincinnati, L.P., a Texas limited partnership
                              Therapists Unlimited-Dallas, L.P., a Texas limited partnership
                              Therapists Unlimited-Detroit II, L.P., a Texas limited partnership
                              Therapists Unlimited-Fort Lauderdale, L.P., a Texas limited partnership
                              Therapists Unlimited-Houston II, L.P., a Texas limited partnership
                              Therapists Unlimited-Indianapolis, L.P., a Texas limited partnership
                              Therapists Unlimited-Los Angeles, L.P., a Texas limited partnership
                              Therapists Unlimited-Minneapolis, L.P., a Texas limited partnership
                              Therapists Unlimited-New Orleans, L.P., a Texas limited partnership
                              Therapists Unlimited-New York, L.P., a Texas limited partnership

                              Therapists Unlimited-Philadelphia, L.P., a Texas limited partnership
                              Therapists Unlimited-San Diego, L.P., a Texas limited partnership
                              Therapists Unlimited-San Francisco, L.P., a Texas limited partnership
                              Therapists Unlimited-Seattle, L.P., a Texas limited partnership
                              Therapists Unlimited-Travelers, L.P., a Texas limited partnership

                              By: CareerStaff Management, Inc., a Delaware corporation and the general partner of the above-listed limited partnership Guarantors


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                           --------------------------------



                              HSR Partners, L.P.

                              By: HSR Management, Inc., a Delaware corporation and its general partner


                                   By:
                                      -------------------------------------
                                      Name:
                                           --------------------------------
                                      Title:
                                           --------------------------------

                                       West Jersey/Mediplex Rehabilitation, L.P.

                                       By:  Mediplex of New Jersey, Inc., a
                                            New Jersey corporation and its
                                            general partner


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


Address for all Restricted Subsidiaries:
101 Sun Lane, N.E.
Albuquerque, New Mexico 87109
Attn:  Chief Financial Officer

                                    EXHIBIT A

                                 PROMISSORY NOTE


Dallas, Texas                    $_____________                 October 29, 1996


     SUN HEALTHCARE GROUP, INC., a Delaware corporation ("Sun"), and THE MEDIPLEX GROUP, INC., a Massachusetts corporation ("Mediplex") (Sun and Mediplex collectively referred to herein as the "Borrowers"), for value received, jointly and severally promise to pay to the order of ___________________________________ ("Lender"), at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of _______________________ DOLLARS ($_____________), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

     Principal of and interest on the unpaid principal balance of Advances under this Promissory Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

     This Promissory Note is issued pursuant to and evidences Advances under a Fourth Amended and Restated Credit Agreement, dated as of October 29, 1996, among the Borrowers, NationsBank of Texas, N.A., as Administrative Lender, certain Co-Agents, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrowers in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal sum of and interest on this Promissory Note when due and, together with each of the other Notes, modifies and replaces the Promissory Notes executed by Sun and Mediplex in connection with the Third Amended and Restated Credit Agreement dated as of July 21, 1995 (the "Prior Notes"), but does not extinguish the debt evidenced by the Prior Notes. This Promissory Note, together with each of the other Notes, is not intended as, and shall not be construed as, a novation of the debt evidenced by the Prior Notes.

     The Borrower and all endorsers, sureties and guarantors of this Promissory Note hereby severally waive demand, presentment for payment, protest, notice of protest, notice of intention to accelerate the maturity of this Promissory Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Promissory Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

     THIS PROMISSORY NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                       SUN HEALTHCARE GROUP, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       THE MEDIPLEX GROUP, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                    EXHIBIT B

                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT, dated as of __________, 199_ (this "AGREEMENT"), is made by Sun Healthcare Group, Inc., a Delaware corporation ("DEBTOR"), in favor of NationsBank of Texas, N.A., as Administrative Lender ("ADMINISTRATIVE LENDER") for NationsBank of Texas, N.A. and each other lender a party to the Credit Agreement described below (singly, a "SECURED PARTY" and collectively, the "SECURED PARTIES").


                                    RECITALS:

     (1) Debtor, The Mediplex Group, Inc. (collectively, the "BORROWERS"), Secured Parties, certain Co-Agents and Administrative Lender have entered into a Fourth Amended and Restated Credit Agreement, dated as of October 29, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"); the capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

     (2) It is the intention of the parties hereto that this Agreement create a first priority security interest in the Collateral (subject only to Permitted Liens) securing the payment of the obligations set forth in SECTION 2 hereof.


                                   AGREEMENT.

     NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and under the terms of the Credit Agreement, Debtor hereby agrees with Administrative Lender for its benefit and the ratable benefit of Secured Parties as follows:

     1. ASSIGNMENT AND GRANT OF SECURITY. Debtor hereby assigns and pledges to Administrative Lender for its benefit and for the ratable benefit of Secured Parties, and hereby grants to Administrative Lender for its benefit and the ratable benefit of Secured Parties a security interest in, all the entire right, title and interest of Debtor, in and to the following, whether now owned or hereafter acquired ("COLLATERAL"):

     (a) any and all (i) intercompany notes representing indebtedness owing by any Subsidiary to Debtor (including without limitation, that certain Line of Credit Agreement dated as of ____________, 1996, among the Borrowers and, among other entities, the Debtors) and (ii) that certain promissory note dated as of _____________, 1996, in the principal amount of

$____________, executed by Liberty Healthcare Management Group, Inc., made payable to the order of Debtor (any and all such intercompany notes and notes being the "NOTES"); and

     (b) all cash and non-cash proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this SECTION 1) and, to the extent not otherwise included, all payments under any indemnity, warranty or guaranty, payable by reason of loss with respect to any of the foregoing Collateral.

     2. SECURITY FOR OBLIGATIONS. This Agreement creates with respect to the Notes, a first priority security interest securing the payment and performance of (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Borrowers to Administrative Lender, Lenders or any Lender arising from, by virtue of, or pursuant to the Credit Agreement, the Notes, and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals of any thereof, including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to any Borrower or any other Person liable for, or whose property secures the performance of, any of the indebtedness and obligations referred to in this SECTION 2 under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding, and (b) all indebtedness and obligations incurred or arising pursuant to the provisions of this Agreement. The indebtedness referred to in this SECTION 2 is hereinafter sometimes called the "OBLIGATIONS".

     Notwithstanding any contrary provision herein or in any other Loan Document, Debtor's maximum liability hereunder shall not exceed the Maximum Secured Indebtedness. Debtor agrees that the Obligations may at any time exceed the aggregate Maximum Secured Indebtedness of all obligors (excluding Borrowers) on all or any part of the Obligations, without affecting or impairing the obligation of Debtor. "MAXIMUM SECURED INDEBTEDNESS" means, with respect to Debtor as of the date of determination, the lesser of (a) the Obligations or
(b) the maximum amount for which Debtor may be liable under this Agreement without such amount and Debtor's obligations under this Agreement with respect to such amount being deemed a fraudulent transfer, as determined by a bankruptcy or similar court.

     3. DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Lender of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) neither Administrative Lender nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Administrative Lender or any Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     4. DELIVERY OF SECURITY COLLATERAL. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Administrative Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Lender. In addition, Administrative Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants, with respect to itself and the Collateral, as follows:

     (a) The Notes have been delivered and pledged to Administrative Lender, duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral.

     (b) Debtor is the legal and beneficial owner of its Collateral pledged by it free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement. No effective financing statement or other similar document used to perfect and preserve a security interest under the Laws of any jurisdiction (a "FINANCING STATEMENT") covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Lender relating to this Agreement.

     (c) This Agreement and the pledge of the Collateral pursuant hereto creates a valid and perfected security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interests have been duly taken (or will be taken).

     (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing (other than filing of financing statements pursuant to the UCC) with, any governmental authority or regulatory body is required (i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) or (iii) for the exercise by Administrative Lender of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement.

     6.   FURTHER ASSURANCES.

     (a) Debtor agrees that it will, from time to time, at the expense of Debtor, execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or reasonably desirable, or that Administrative Lender may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Administrative Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     (b) Debtor hereby authorizes Administrative Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of Debtor where permitted by Law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by Law.

     (c) Debtor will furnish to Administrative Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Administrative Lender may reasonably request, all in reasonable detail.

     (d) In addition to such other information as shall be specifically provided for herein, Debtor shall furnish to Administrative Lender such other information with respect to the Collateral as Administrative Lender may reasonably request from time to time in connection with the Collateral, or the protection, preservation, maintenance or enforcement of the security interest or the Collateral.

     7. NOTES AND THE RESTRICTED ACCOUNTS. If any Event of Default shall have occurred and be continuing, upon demand by Administrative Lender, until the Obligations are paid in full and the Commitment has terminated:

     (a)  Debtor will maintain the accounts listed as restricted accounts on
SCHEDULE I (the "RESTRICTED ACCOUNTS") with Administrative Lender into which all proceeds of the Notes shall be deposited, in the name of Debtor, but such Restricted Accounts shall be owned by Administrative Lender and shall be under the sole control and dominion of Administrative Lender.

     (b) It shall be a term and condition of each Restricted Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Restricted Account, that no amount (including interest and other proceeds of the cash and other property in the Restricted Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Debtor or any other Person from such Restricted Account.

     (c) Debtor will promptly instruct each debtor in respect of the Notes to make all payments to the Restricted Accounts.

     (d) Debtor shall not adjust, settle or compromise the amount or payment of any Note, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

Debtor understands and acknowledges that Administrative Lender may and permits Administrative Lender to remove amounts from the Restricted Accounts from time to time and use the amounts to reduce the Obligations. Notwithstanding the foregoing, upon Debtor's cure of an Event of Default giving rise to the Restricted Accounts and upon demand by Debtor, Administrative Lender will terminate the Restricted Accounts of Debtor and return the amounts deposited therein to Debtor.

     8. TRANSFERS AND OTHER LIENS. (a) Debtor shall not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement.

     9. ADMINISTRATIVE LENDER APPOINTED ATTORNEY-IN-FACT. Debtor hereby irrevocably appoints Administrative Lender attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, only after an Event of Default which is continuing and thereafter from time to time in Administrative Lender's discretion, to take any action and to execute any instrument which Administrative Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

     (b) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral,

     (c) to contact and instruct each debtor in respect of the Notes to make all payments to the Restricted Accounts, and

     (d) to file any claims or take any action or institute any proceedings which Administrative Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Administrative Lender with respect to any of the Collateral. The appointment of Administrative Lender as attorney-in-fact is coupled with an interest and is irrevocable prior to the final payment in full of the Obligations and the expiration or termination of the obligations of all Secured Parties to extend credit to Debtor under the Credit Agreement.

     10. ADMINISTRATIVE LENDER MAY PERFORM. If Debtor fails to perform any agreement contained herein, Administrative Lender may itself perform, or cause performance of, such agreement, and the reasonable expenses of Administrative Lender incurred in connection therewith shall be payable by Debtor under
SECTION 12(B).

     11. ADMINISTRATIVE LENDER'S DUTIES. The Secured Parties hereby appoint NationsBank of Texas, N.A. as Administrative Lender hereunder to act as their agent as provided herein and in the Credit Agreement, which actions hereunder, including without limitation, the administration of the Collateral, enforcement of the rights hereunder and collection of amounts secured hereby, are on behalf of, and for the ratable benefit of, the Lenders. The powers conferred on Administrative Lender hereunder are solely to protect Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to exchanges, maturities or other matters relative to any Collateral, whether or not Administrative Lender or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Lender accords its own property. Except as provided in this
SECTION 11, Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Administrative Lender, and Administrative Lender shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify Debtor of any decline in the value of any Collateral.

     12. REMEDIES. If any Event of Default shall have occurred and be continuing:

     (a) Administrative Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC"), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Administrative Lender forthwith, assemble all records with respect to all or part of the Collateral as directed by Administrative Lender and make it available to Administrative Lender at a place to be designated by Administrative Lender which is reasonably convenient to both parties and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Administrative Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Administrative Lender may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by Law, at least ten days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) All cash proceeds received by Administrative Lender or any Secured Party upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied, as follows:

     FIRST: To the payment of all reasonable out-of-pocket costs and reasonable expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and reasonable disbursements;

     SECOND: To the payment of the Obligations to be distributed pro rata to each Secured Party based upon the percentage that the amount of the Obligations owing to each Secured Party bears to the total unpaid amount of the Obligations (with Borrowers remaining liable for any deficiency); and

     THIRD: To the extent of the balance (if any) of such proceeds, to Debtor or other Person legally entitled thereto.

     (c) All payments received by Debtor under or in connection with any Collateral shall be received in trust for the benefit of Administrative Lender, and on demand by Administrative Lender shall be segregated from other funds of Debtor and shall be forthwith paid over to Administrative Lender in the same form as so received (with any necessary indorsement).

     13. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by Administrative Lender and Debtor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     14. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (x) the final payment in full of the Obligations and all amounts payable under this Agreement and (y) the expiration or termination of the obligations of all Secured Parties to extend credit to Borrowers under the Credit Agreement, (ii) be binding upon Debtor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Administrative Lender, Secured Parties and their respective successors, transferrees and assigns. Upon the later of the payment in full of the Obligations and all other amounts payable under this Agreement and the expiration or termination of the obligations of all Secured Parties to extend credit to Borrowers under the Credit Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Debtor. Upon any such termination, Administrative Lender will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     15. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, DEBTOR AGREES THAT THE

STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

     16. WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE LENDER, THE SECURED PARTIES AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH SECURED PARTY ENTERING INTO THE CREDIT AGREEMENT.

     17. ADMINISTRATIVE LENDER'S RIGHT TO USE AGENTS. Administrative Lender may exercise its rights under this Agreement through an agent or other designee.

     18. NO INTERFERENCE, COMPENSATION OR EXPENSE. Administrative Lender may exercise its rights under this Agreement without payment of any rent, license fee or compensation of any kind to Debtor.

     19. NOTICES AND DELIVERIES. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given and shall be effective as provided in SECTION 11.1 of the Credit Agreement but to Debtor at the address shown opposite its name on the signature page hereto.

     20. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     21. SUCCESSORS AND ASSIGNS. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns.

     22. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     23. DEFINITIONS. Capitalized terms not otherwise defined herein have the meaning specified in the Credit Agreement, and, to the extent of any conflict, terms as defined in the

Credit Agreement shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict).

     24. OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by Applicable Law, the obligations of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

     (a) any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

     (b) any exercise, non-exercise, or waiver by Administrative Lender or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any Loan Document;

     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any Loan Document or any assignment or transfer of any thereof; or

     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Borrower or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing.

     25. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     26.  SUBROGATION.  Debtor shall not assert, enforce, or otherwise exercise
(i) any right of subrogation to any of the rights or liens of any Lender or Administrative Lender or any other beneficiary against any Borrower or any other obligor on the Obligations or any collateral or other security or (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against any Borrower or any other obligor on all or any part of the Obligations or any guarantor thereof, and Debtor hereby waives any and all of the foregoing rights and the benefit of, and any right to participate in, any collateral or other security given to any Lender or Administrative Lender or any other beneficiary to secure payment of the Obligations. The provisions of this
SECTION 26 shall survive the termination of this Agreement and any satisfaction and discharge of any Borrower by virtue of any payment, court order, or Law.

     [27. NO NOVATION. THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT DISCHARGE OR RELEASE THE LIEN OR PRIORITY OF THAT CERTAIN AMENDED AND RESTATED SECURITY AGREEMENT DATED AS OF __________________, EXECUTED BY DEBTOR IN FAVOR OF ADMINISTRATIVE LENDER, SECURING THE COMPANIES' OBLIGATIONS UNDER THAT CERTAIN THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF
JULY 21, 1995, AMONG THE BORROWERS, ADMINISTRATIVE LENDER AND THE LENDERS PARTY THERETO (THE "PRIOR CREDIT AGREEMENT"). NOTHING HEREIN CONTAINED SHALL BE CONSTRUED AS A SUBSTITUTION OR NOVATION OF ANY COLLATERAL

DOCUMENTS (AS SUCH TERM IS DEFINED IN THE PRIOR CREDIT AGREEMENT) OR THE LIENS GRANTED THEREBY, ALL OF WHICH SHALL CONTINUE AND REMAIN IN FULL FORCE AND EFFECT, EXCEPT AS MODIFIED HEREBY, OR BY INSTRUMENTS EXECUTED
CONCURRENTLY HEREWITH.]




                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       DEBTOR:

                                       SUN HEALTHCARE GROUP, INC.
Address:

101 Sun Lane, N.E.
Albuquerque, New Mexico 87109          By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
Attn: Chief Financial Officer          Title:
                                             ------------------------------


                                       ADMINISTRATIVE LENDER:

                                       NATIONSBANK OF TEXAS, N.A.,
                                       as Administrative Lender



                                       By:
                                          ---------------------------------
                                       Name:
                                            -------------------------------
                                       Title:
                                             ------------------------------

                                   Schedule I

DEBTOR                            BANK ACCOUNTS







                               Restricted Account

                                   Account No.

                                    EXHIBIT C

                               SUBSIDIARY GUARANTY


     THIS SUBSIDIARY GUARANTY, dated as of ____________________, 199__ (this "Guaranty"), made by______________________________, a _______________________
corporation,__________________________________, a ____________________________
corporation, and ___________________________, a ______________________________
corporation (collectively, the "Guarantors"), of the obligations of Sun Healthcare Group, Inc., a Delaware corporation, The Mediplex Group, Inc., a Massachusetts corporation (collectively, the "Companies"), under the Credit Agreement (defined below) among the Companies, NationsBank of Texas, N.A., as Administrative Lender ("Administrative Lender"), and the lenders parties to the Credit Agreement (singly, a "Lender" and collectively, the "Lenders").


                                   BACKGROUND

      1. The Companies, Administrative Lender, certain Co-Agents and the Lenders have entered into a Fourth Amended and Restated Credit Agreement, dated as of October 29, 1996 (as it may be amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein have the meanings specified in the Credit Agreement.

      2. Pursuant to the Credit Agreement, the Companies may, subject to the terms of the Credit Agreement and the other Loan Documents, request that the Lenders make Advances and issue, or participate in the issuance of, Letters of Credit.

      3. It is a condition precedent to the obligation of the Lenders to make such Advances and issue, or participate in the issuance of, Letters of Credit that each Guarantor guaranty repayment thereof upon the terms and conditions set forth herein.

      4. The Board of Directors of each Guarantor has determined that the execution, delivery, and performance of this Guaranty is necessary and convenient to the conduct, promotion, and attainment of each Guarantor's business.

      5. The Guarantors desire to induce the Lenders to make such Advances and issue, or participate in the issuance of, Letters of Credit, which may reasonably be expected to benefit, directly or indirectly, each Guarantor.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreement, the Guarantors hereby agree as follows:

     1.   GUARANTY.

          (a) Each Guarantor, jointly and severally, hereby unconditionally guarantees the punctual payment of, and promises to pay, when due, whether at stated maturity, by mandatory prepayment, by acceleration or otherwise, all obligations, indebtedness and liabilities, and all rearrangements, renewals and extensions of all or any part thereof, of the Companies or any Subsidiary now or hereafter arising from, by virtue of or pursuant to the Credit Agreement, the Notes, any other Loan Document, and any and all renewals and extensions thereof, or any part thereof, or future amendments thereto, whether for principal, interest (including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to any Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding), premium, fees, commissions, expenses or otherwise (such obligations being the "Obligation"), and agrees to pay any and all reasonable expenses (including reasonable counsel fees and expenses) incurred in enforcement or collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several, and of any rights under this Guaranty.

          (b) Anything contained in this Guaranty to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to any Company or other Affiliates of any Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets, subject to Paragraph 4(a) hereof, to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Guarantor pursuant to (i) Applicable Law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of the Companies of obligations arising under guaranties by such parties.

     2. GUARANTY ABSOLUTE. The Guarantors guarantee that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement, the Notes, and the other Loan Documents, regardless of any Applicable Law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto; provided, however, nothing contained in this Guaranty shall require the Guarantors to make any payment under this Guaranty in violation of any Applicable Law, regulation or order now or hereafter in effect. The obligations and liabilities of each Guarantor hereunder are independent of the obligations of the Companies under the Credit Agreement and any Applicable Law. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) the taking or accepting of any other security or guaranty for any or all of the Obligations;

          (b) any increase, reduction or payment in full at any time or from time to time of any part of the Obligation, including any reduction or termination of the Commitment;

          (c) any lack of validity or enforceability of the Credit Agreement, the Notes, or any other Loan Document or other agreement or instrument relating thereto, including but not limited by the unenforceability of all or any part of the Obligation by reason of the fact that (i) the Obligation, and/or the interest paid or payable with respect thereto, exceeds the amount permitted by Applicable Law, (ii) the act of creating the Obligation, or any part thereof, is ULTRA VIRES, (iii) the officers creating same acted in excess of their authority, or (iv) for any other reason;

          (d) any lack of corporate power of any Company or any other Person at any time liable for the payment of any or all of the Obligation;

          (e) any Debtor Relief Law affecting the rights of creditors generally involving any Company, any Guarantor or any other Person obligated on any of the Obligation;

          (f) any renewal, compromise, extension, acceleration or other change in the time, manner or place of payment of, or in any other term of, all or any of the Obligation; any adjustment, indulgence, forbearance, or compromise that may be granted or given by any Lender or the Administrative Lender to the Companies, any Guarantor, or any Person at any time liable for the payment of any or all of the Obligation; or any other modification, amendment, or waiver of or any consent to departure from the Credit Agreement, the Notes, or any other Loan Document and other agreement or instrument relating thereto without notification of any Guarantor (the right to such notification being herein specifically waived by Guarantors);

          (g) any exchange, release, sale, subordination, or non-perfection of any collateral or Lien thereon or any lack of validity or enforceability or change in priority, destruction, reduction, or loss or impairment of value of any collateral or Lien thereon;

          (h) any release or amendment or waiver of or consent to departure from any other guaranty for all or any of the Obligation;

          (i) the failure by any Lender or the Administrative Lender to make any demand upon or to bring any legal, equitable, or other action against any Company or any other Person (including without limitation any other Guarantor), or the failure or delay by any Lender or the Administrative Lender to, or the manner in which any Lender or the Administrative Lender shall, proceed to exhaust rights against any direct or indirect security for the Obligation;

          (j) the existence of any claim, defense, set-off, or other rights which any Company or any Guarantor may have at any time against any Company, the Lenders, or any Guarantor, or any other Person, whether in connection with this Guaranty, the Loan Documents, the transactions contemplated thereby, or any other transaction;

          (k) any failure of any Lender or the Administrative Lender to notify any Guarantor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any security, or of any other action taken or refrained from being taken by any Lender or the Administrative Lender, it being understood that the Lenders and the Administrative Lender shall not be required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation;

          (l) any payment by any Company to the Lenders or the Administrative Lender is held to constitute a preference under any Debtor Relief Law or if for any other reason the Lenders or the Administrative Lender is required to refund such payment or pay the amount thereof to another Person; or

          (m) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Company, any Guarantor, any other guarantor or other Person liable on the Obligation, including without limitation any defense by reason of any disability or other defense of any Company, or the cessation from any cause whatsoever of the liability of any Company, or any claim that the Guarantors' obligations hereunder exceed or are more burdensome than those of any Company.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligation is rescinded or must otherwise be returned by any Lender or any other Person upon the insolvency, bankruptcy or reorganization of any Company, any Guarantor or otherwise, all as though such payment had not been made.

     3. WAIVER. To the extent not prohibited by Applicable Law, each Guarantor hereby waives: (a) promptness, protests, diligence, presentments, acceptance, performance, demands for performance, notices of nonperformance, notices of protests, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation or incurrence of new or additional indebtedness, and any of the events described in SECTION 2 and of any other occurrence or matter with respect to any of the Obligation, this Guaranty or any of the other Loan Documents; (b) any requirement that the Administrative Lender or any Lender protect, secure, perfect, or insure any Lien or security interest or any property subject thereto or exhaust any right or take any action against any Company or any other Person or any collateral or pursue any other remedy in the Administrative Lender's or any Lender's power whatsoever; (c) any right to assert against the Administrative Lender or any Lender as a counterclaim, set-off or cross-claim, any counterclaim, set-off or claim which it may now or hereafter have against any Company or other Person liable on the Obligation; (d) any right to seek or enforce any remedy or right that the Administrative Lender or any Lender now has or may hereafter have against any Company (to the extent permitted by Applicable Law); (e) any right to participate in any collateral or any right benefiting the Administrative Lender or the Lenders in respect of the Obligation; and (f) any right by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligation or require suit against any Company or any other Person, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise.

     4.   SUBROGATION AND SUBORDINATION.

     (a) Notwithstanding any reference to subrogation contained herein to the contrary, each Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against any Company that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against any Company or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from any Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Lender to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.
Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Paragraph 4(a) is knowingly made in contemplation of such benefits.

     (b) If any Guarantor becomes the holder of any indebtedness payable by any Company, each Guarantor hereby subordinates all indebtedness owing to it from such Company to all indebtedness of the Companies to the Lenders, and agrees that upon the occurrence and continuance of a Default or an Event of Default, it shall not accept any payment on the same until payment in full of the obligations of the Companies under the Credit Agreement, the Notes and all other Loan Documents, and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid to a Guarantor by any Company or another Guarantor on behalf of such Company prior to payment in full of the Obligation, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Administrative Lender to be credited and applied to the Obligation, whether matured or unmatured.

     5. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that all representations and warranties as they apply to such Guarantor only set forth in Article 4 of the Credit Agreement (each of which is hereby incorporated by reference) are true and correct.

     6. COVENANTS. Each Guarantor hereby expressly assumes, confirms, and agrees to perform, observe, and be bound by all conditions and covenants set forth in the Credit Agreement, to the extent applicable to it, as if it were a signatory thereto. Each Guarantor further covenants and agrees (a) punctually and properly to perform all of such Guarantor's covenants and duties under any other Loan Documents; (b) from time to time promptly to furnish the Administrative Lender with any information or writings which the Administrative Lender may request concerning this Guaranty; and (c) promptly to notify the Administrative Lender of any claim, action, or proceeding affecting this Guaranty.

     7. AMENDMENTS, ETC. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor, the Lenders, the Administrative Lender, or the Determining Lenders, if applicable, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8. ADDRESSES FOR NOTICES. Unless otherwise provided herein, all notices, requests, consents and demands shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy to the respective addresses specified herein, or, as to any party, to such other addresses as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy, or if mailed, effective on the earlier of actual receipt or three (3) days after being mailed by certified mail, return receipt requested, postage prepaid, addressed as aforesaid.

     9. NO WAIVER; REMEDIES. No failure on the part of the Administrative Lender or any Lender to exercise, and no delay in exercising, any right hereunder or under any of the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right. Neither the Administrative Lender nor any Lender shall be required to (a) prosecute collection or seek to enforce or resort to any remedies against any Company or any other Person liable on any of the Obligation, (b) join any Company or any other Person liable on any of the Obligation in any action in which Lender prosecutes collection or seeks to enforce or resort to any remedies against any Company or other Person liable on any of the Obligation, or (c) seek to enforce or resort to any remedies with respect to any Liens granted to (or benefiting, directly or indirectly) the Administrative Lender or any Lender by any Company or any other Person liable on any of the Obligation. Neither the Administrative Lender nor any Lender shall have any obligation to protect, secure or insure any of the Liens or the properties or interests in properties subject thereto. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law.

     10. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all of the obligations of any Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Lender shall have made any demand under this Guaranty. Each Lender agrees promptly to notify such Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this
SECTION 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

     11. LIENS. To the extent not prohibited by Applicable Law, each Guarantor agrees that the Administrative Lender or any Lender, in its discretion, without notice or demand to or upon any Guarantor and without affecting either the liability of such Guarantor, any Company or any other Person liable on any of the Obligation under, or the Liens and security interests created by, this Guaranty, or any security interest or other Lien, may foreclose any deed of trust or mortgage or similar Lien covering interests in real or personal property, and the interests in real or personal property secured thereby, by nonjudicial sale; and, to the extent not prohibited by Applicable Law, such Guarantor hereby waives any defense to the recovery by the Administrative Lender or any Lender hereunder against any Company, such Guarantor or any collateral of any deficiency after a nonjudicial sale and such Guarantor expressly waives any defense or benefits that may be derived from Chapter 34 of the Texas Business and Commerce Code, Section 51.003 of the Texas Property Code, or any similar statute in effect in any other jurisdiction. Without limiting the foregoing, each Guarantor waives, to the extent not prohibited by Applicable Law, any defense arising out of any such nonjudicial sale even though such sale operates to impair or extinguish any right of reimbursement or subrogation or any other right or remedy of such Guarantor against any Company or any other Person or any Collateral or any other collateral. Each Guarantor hereby agrees that such Guarantor shall be liable, subject to the limitations of SECTION 1 hereof, for any part of the Obligation remaining unpaid after any foreclosure.

     12. CONTINUING GUARANTY; TRANSFER OF NOTES. This Guaranty is an irrevocable continuing guaranty of payment and shall (a) remain in full force and effect until final payment in full (after the Maturity Date) of the Obligation and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by each Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), to the extent permitted by the Credit Agreement, each Lender may assign or otherwise transfer its rights under the Credit Agreement, the Notes or any of the Loan Documents or any interest therein to any other Person, and such other Person shall thereupon become vested with all the rights or any interest therein, as appropriate, in respect thereof granted to the Lender herein or otherwise.

     13. INFORMATION. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from each Company such information concerning such Company's financial condition or business operations as such Guarantor may require, and that neither the Administrative Lender nor any Lender has any duty at any time to disclose to any Guarantor any information relating to the business operations or financial conditions of the Companies.

     14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, EACH GUARANTOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     15. WAIVER OF JURY TRIAL. EACH GUARANTOR, THE ADMINISTRATIVE LENDER, AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

     16. RATABLE BENEFIT. This Guaranty is for the ratable benefit of the Lenders, each of which shall share any proceeds of this Guaranty pursuant to the terms of the Credit Agreement.

     17. GUARANTOR INSOLVENCY. Should any Guarantor become insolvent, fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Lender, a fully-matured, due, and payable obligation of such Guarantor to such Lender (without regard to whether the Companies are then in default under the Credit Agreement or whether any part of the Obligation is then due and owing by the Companies to such Lender), payable in full by such Guarantor to such Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     18. ENTIRE AGREEMENT. THIS GUARANTY, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.




           REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


Address for all Guarantors:
                                       ------------------------------------


------------------------------

------------------------------         By:
                                          ---------------------------------
------------------------------         Name:
Attn:                                       -------------------------------
    --------------------------         Title:
                                             ------------------------------

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE


To:  NationsBank of Texas, N.A., as Administrative Lender

From:     Sun Healthcare Group, Inc. and The Mediplex Group, Inc.

Date:     _________________, 19____

Re: Fourth Amended and Restated Credit Agreement, dated as of October 29, 1996 ("Credit Agreement"), among Sun Healthcare Group, Inc., The Mediplex Group, Inc. (collectively, the "Borrowers"), certain Lenders, certain Co-Agents, and NationsBank of Texas, N.A. as Administrative Lender


     This Compliance Certificate is delivered pursuant to Section 6.3 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. For purposes hereof, section references herein related to sections of the Credit Agreement, and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

     19. COVENANT CALCULATIONS. [To be completed quarterly] Demonstration of compliance with certain covenants contained in Article 7 of the Credit Agreement for the period ended ______________________.

     a.   SECTIONS 7.1(i), 7.3(i) AND 7.5(c)
          Guaranties and Letters of Credit in
          respect of obligations of Foreign
          Entities as lessees under Operating
          Leases, Investments in Foreign
          Entities, and Acquisition
          Consideration for Foreign Entities

          (i)   Maximum                                         $50,000,000

          (ii)  Actual                                         $__________

     b.   SECTION 7.1(j)  Other Indebtedness incurred.

          (i)   Maximum                                        $__________
                5% of Total Assets

          (ii)  Actual                                         $__________

     c.   SECTION 7.3(h)  Assisted Living Investments

          (i)   Maximum                                        $50,000,000

          (ii)  Actual                                         $__________

     d. SECTION 7.3(i) Other Investments in Domestic entities.

          (1)   Maximum                                        $35,000,000

          (2)   Actual                                         $__________

     e.   SECTION 7.3(j)  Investments in Frost Street
          Outpatient Surgical Center, Inc. and Medical
          Surgical Centers of America, Inc.

          (1)   Maximum                                           $750,000

          (2)   Actual                                         $__________

     f. SECTION 7.5 Acquisitions (Domestic) by or of Restricted Subsidiaries.

          (i)   Maximum

                (a)    For the fiscal year ending
                       December 31, 1996, in aggregate
                       amount                                 $120,000,000

                (b)    Per Acquisition for fiscal year
                       ending December 31, 1996, and
                       during each fiscal year thereafter      $65,000,000

                (c)    In aggregate for each fiscal year
                       ending after December 31, 1996         $100,000,000

          (ii)  Actual                                        $__________

     g.   SECTION 7.9  Fixed Charge Coverage Ratio
          [calculated for the preceding four fiscal quarters]

          (i)   Minimum

             FISCAL QUARTER ENDING                   FIXED CHARGE COVERAGE RATIO

          September 30, 1996                                  1.45 to 1
          December 31, 1996                                   1.45 to 1
          March 31, 1997                                      1.45 to 1
          June 30, 1997                                       1.50 to 1
          December 31, 1997                                   1.50 to 1
          March 31, 1998                                      1.55 to 1
          June 30, 1998                                       1.65 to 1
          September 30, 1998                                  1.70 to 1
          December 31, 1998 and each fiscal                   1.75 to 1
          quarter thereafter

     (ii) Actual(1)

          (a)   EBITDAR (from
                item (a) of Schedule 1)                      __________

          (b)   Domestic EBITDA
                (from item (b) of
                Schedule 1)                                  __________

          (c)   Fixed Charges (from
                item (d) of Schedule 1)                      __________

          (d)   [((a) or (b), as
                applicable) to (c)]                          _____ to 1

     h.   SECTION 7.10  Total Debt to Cash
          Flow Coverage Ratio [calculated for
          the preceding four fiscal quarters]

          (i)   Maximum
                                                         TOTAL DEBT TO CASH
             FISCAL QUARTER ENDING                       FLOW COVERAGE RATIO

          September 30, 1996                                  5.75 to 1
          December 31, 1996                                   5.75 to 1
          March 31, 1997                                      5.75 to 1
          June 30, 1997                                       5.50 to 1
          September 30, 1997                                  5.25 to 1
          December 31, 1997                                   5.00 to 1
          March 31, 1998                                      5.00 to 1
          June 30, 1998                                       5.00 to 1
          September 30, 1998                                  4.75 to 1
          December 31, 1998 and each fiscal                   4.75 to 1
          quarter thereafter

          (ii)  Actual(1)

                (a)    Total Debt (from item (e)
                       of Schedule 1)                        ________________

                (b)    EBITDAR (from item (a)
                       of Schedule 1)                        ________________

                (c)    Domestic EBITDA (from
                       item (b) of Schedule 1)               ________________

-------------------------
   (1)Use EBITDA from item (a) of Schedule 1 until Foreign Subsidiary EBITDAR exceeds 15% of EBITDAR, at which time Domestic EBITDAR is to be used.

                (d)    [(a) to ((b) or (c), as               ___________ to 1
                       applicable)]

     i. PRICING GRID. Applicable Margin, Commitment Fee and Letter of Credit Fee are based on the Cash Flow Coverage Ratio as follows:

 Cash Flow Coverage        Applicable         Commitment         Letter of
 Ratio                       Margin              Fee             Credit Fee
-------------------------------------------------------------------------------
< 2.0x                    LIBOR + .50%         0.1875%              .50%
                           Base Rate

< 3.00x but > or =        LIBOR + .75%         0.225%               .75%
2.00x                      Base Rate

< 4.00x but > or =        LIBOR + 1.00%        0.25%               1.00%
3.00x                      Base Rate

< 4.50x but > or=         LIBOR + 1.25%        0.30%               1.25%
4.00x                      Base Rate

> or = 4.50x              LIBOR + 1.50%        0.375%              1.50%
                           Base Rate

Based on the above grid, Applicable Margin, Commitment Fee and Letter of Credit Fee for the period ended ________________ is as follows:

Applicable Margin    _______________

Commitment Fee       _______________

Letter of Credit Fee _______________

Adjustments in the above pricing shall be effective as of the fifth day following the date of receipt by the Administrative Lender of the financial statements required pursuant to Section 6.1 or 6.2.

     j.   SECTION 7.11 Total Debt to Capitalization
          Ratio

          (i)   Maximum


                                                             TOTAL DEBT TO
          FISCAL QUARTER ENDING                           CAPITALIZATION RATIO

          September 30, 1996                                    .70 to 1
          December 31, 1996                                     .70 to 1
          March 31, 1997                                        .70 to 1
          June 30, 1997                                         .70 to 1
          September 30, 1997                                    .70 to 1
          December 31, 1997                                     .68 to 1
          March 31, 1998                                        .68 to 1
          June 30, 1998                                         .68 to 1
          September 30, 1998                                    .68 to 1
          December 31, 1998                                     .68 to 1
          March 31, 1999                                        .68 to 1
          June 30, 1999                                         .68 to 1
          September 30, 1999                                    .68 to 1
          December 31, 1999 and each fiscal quarter             .65 to 1
          thereafter

          (ii)  Actual

                (a)    Total Debt (from item (e) of            __________
                       Schedule 1)

                (b)    Net Worth                               __________

                (c)    [(a) to ((a)+(b))]                      _____ to 1

     k.   SECTION 7.16  Sale and Leaseback (other
          than those entered into in connection with Assisted Living Investments and those listed on Schedule 7 to Credit Agreement)

          (i)   Maximum (per occurrence)                          $20,000,000

          (ii)  Actual                                            $__________

          (iii) Maximum (per fiscal year)                         $50,000,000

          (iv)  Actual                                            $__________

     l. SECTION 7.16 Sale and Leaseback related to Assisted Living Investments

          (i)   Maximum (in aggregate amount after
                Agreement Date)                                   $50,000,000

          (ii)  Actual                                            $__________

     20. COMPLIANCE CERTIFICATE. [To be completed quarterly] The undersigned hereby certifies to you as follows:

          (a) I am the duly elected qualified and acting chief financial officer [or chief accounting officer] of the Borrowers.

          (b) I have reviewed the provisions of the Credit Agreement and the other Loan Documents, and a review of the activities of the Borrowers during the period from __________, 19__ to _______________, 19__ (the "Reporting Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, the Borrowers have kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such Loan Documents.

          (c) The representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and as of the date hereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Documents, and no Default or Event of Default has occurred or is continuing or is imminent.

     This Compliance Certificate is executed and delivered on the _______ day of _____________________, 19__.


                                       SUN HEALTHCARE GROUP, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       THE MEDIPLEX GROUP, INC.


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                                   SCHEDULE I


Calculation of Items used in Financial Covenants

(a) EBITDAR [pro forma for Acquisitions and asset sales exceeding $20,000,000 in Consideration*]
     (Calculated for Sun and all Subsidiaries on a consolidated basis including Foreign Subsidiaries)

     (1)  Pre-tax net income                              $_________

     (2)  Interest expense [including interest expense
          pursuant to Capitalized Lease Obligations]      $_________

     (3)  Extraordinary gain [to the extent included in
          (1)]                                            $_________

     (4)  Extraordinary loss [to the extent included in
          (1)]                                            $_________

     (5)  Payments after the Agreement Date to
          Convertible Bondholders not to exceed
          $3,000,000 in aggregate amount [to the
          extent indicated in (1)]                        $_________

     (6)  Non-cash charges for the fiscal quarter and
          year ended December 31, 1995 related to
          write-off of goodwill and uncollectible
          accounts receivable acquired with acquisition
          of Mediplex and Honorcare not to exceed
          $67,000,000                                     $_________

     (7)  Depreciation and amortization                   $_________

     (8)  Lease expense [pursuant to Operating
          Leases]                                         $_________

     (9)  EBITDAR
          (1)+(2)-(3)-(4)-(5)-(6)+(7)+(8)                             $_________

(b) Domestic EBITDAR [pro forma for Acquisitions and asset sales exceeding $20,000,000 in Consideration*] (Calculated for Sun and all RESTRICTED Subsidiaries on a consolidated basis)

     (1)  Pre-tax net income                              $_________

     (2)  Interest expense [including interest expense
          pursuant to Capitalize Lease Obligations]       $_________

     (3)  Extraordinary gain [to the extent included in
          (1)]                                            $_________

     (4)  Extraordinary loss [to the extent included in
          (1)]                                            $_________

     (5)  Payments after the Agreement Date to
          Convertible Bondholders not to exceed
          $3,000,000 in aggregate amount [to the
          extent indicated in (1)]                        $_________

     (6)  Non-cash charges for the fiscal quarter and
          year ended December 31, 1995 related to
          write-off of goodwill and uncollectible
          accounts receivable acquired with acquisition
          of Mediplex and Honorcare not to exceed
          $67,000,000                                     $_________

     (7)  Depreciation and amortization                   $_________

     (8)  Lease expense [pursuant to Operating
          Leases]                                         $_________

     (9)  EBITDAR
          (1)+(2)-(3)-(4)-(5)-(6)+(7)+(8)                             $_________

(c)  Foreign Subsidiary EBITDAR [pro forma for
     Acquisitions and asset sales exceeding $20,000,000 in Consideration*] (Calculated on a consolidated basis for Foreign Subsidiaries only)

     (1)  Pre-tax net income                              $_________

     (2)  Interest expense [including interest expense
          pursuant to Capitalize Lease Obligations]       $_________

     (3)  Extraordinary gain [to the extent included in
          (1)]                                            $_________

     (4)  Extraordinary loss [to the extent included in
          (1)]                                            $_________

     (5)  Depreciation and amortization                   $_________

     (6)  Lease expense [pursuant to Operating
          Leases]                                         $_________

     (7)  EBITDAR
          (1)+(2)-(3)-(4)+(5)+(6)                                     $_________

(d) Fixed Charges [*pro forma for Acquisitions and asset sales exceeding $20,000,000 in
     Consideration](1)

     (1)  Scheduled principal payments made on Total
          Debt (excluding lease expense pursuant to
          Operating Leases, principal payments made
          on the Obligations and debt for borrowed
          money having a maturity of less than 12
          months and no principal amortization)           $_________

     (2)  Interest paid [including interest paid
          pursuant to Capitalized Lease Obligations]      $_________

     (3)  Lease Expense [pursuant to Operating
          Leases]                                         $_________

     (4)  Fixed Charges
          (1)+(2)+(3)                                                 $_________

(e) Total Debt [*pro forma for Acquisitions and asset sales exceeding $20,000,000 in Consideration](2)

     (1)  Principal outstanding under Loan Documents      $_________

     (2)  Other obligations for borrowed money            $_________

     (3)  Capitalized Lease Obligations                   $_________

     (4)  Lease Expense (pursuant to Operating
          Leases (to be equal to product of rental
          expense multiplied for the four fiscal
          quarters immediately preceding the date of
          calculation by six and to be net of any
          income being received via subleases unless
          such sublessee is in default thereunder))       $_________

     (5)  Reimbursement obligations for letters of
          credit                                          $_________

-------------------------
   (1)To the extent Foreign Subsidiary EBITDAR ever exceeds 15% of EBITDAR, Fixed Charges shall then be calculated for Sun and its Restricted
Subsidiaries only. Prior to such time, Fixed Charges shall be calculated for Sun and all of its Subsidiaries, including Foreign Subsidiaries.

   (2)To the extent Foreign Subsidiary EBITDAR ever exceeds 15% of EDITDAR, Total Debt shall then be calculated for Sun and its Restricted Subsidiaries only. Prior to such time, Total Debt shall be calculated for Sun and all of its Subsidiaries, including Foreign Subsidiaries.

     (6)  Write-up to market value of the Bonds and
          Convertible Bonds required by GAAP              $_________

     (7)  Total Debt
          (1)+(2)+(3)+(4)+(5)-(6)                                     $_________


*Detailed calculations of the pro forma income statements including pro forma effect of Acquisitions and sales of assets during the prior four fiscal quarters, the consideration for which exceeded $20,000,000, calculated for the 12-month period immediately preceding the date of calculation.

                                    EXHIBIT E

                            ASSIGNMENT AND ACCEPTANCE

                          Dated _______________, 199__


     Reference is made to the Fourth Amended and Restated Credit Agreement dated as of October 29, 1996 (the "Credit Agreement") among Sun Healthcare Group, Inc., a Delaware corporation, The Mediplex Group, Inc., a Massachusetts corporation (collectively, the "Borrowers"), NationsBank of Texas, N.A. as Administrative Lender ("Administrative Lender"), certain Co-Agents, and the lenders parties thereto. Terms defined in the Credit Agreement are used herein with the same meaning.

     ____________________("Assignor") and __________________("Assignee") agree as follows:

      1. Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor, a ____% interest in and to all of Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), with respect to such percentage interest in Assignor's Commitment as in effect on the Effective Date, the principal amount of Advances owing to Assignor on the Effective Date, and the Note held by Assignor, and Assignor's participation in any Letters of Credit and Reimbursement Obligations outstanding on the Effective Date, subject to the terms and conditions of this Assignment and Acceptance.

      2. Assignor (a) represents and warrants that (i) as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_________ and, as of the date hereof, the outstanding principal amount of the Advances owing to it (without giving effect to assignments thereof which have not yet become effective) is $__________, (ii) as of the date hereof its participation in Letters of Credit and Reimbursement Obligations (without giving effect to assignments thereof which have not yet become effective) is $____________, and (iii) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto or (ii) the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (c) attaches the Note referred to in Paragraph 1 above to exchange such Note for new Notes as follows: a Note dated _________, 19___, in the principal amount of $______________ payable to the order of Assignee, and a Note dated ____________, 19___, in the principal amount of $____________ payable to the order of Assignor.

      3. Assignee (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Sections 4.1(j), 6.1 and 6.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Lender, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (c) appoints and authorizes the Administrative Lender to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance as are delegated to the Administrative Lender by the terms thereof and hereof, together with such powers as are reasonably incidental thereto and hereto; (d) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance are required to be performed by it as a Lender; [and] (e) specifies the addresses set forth in Schedule I attached hereto as its address for the receipt of notices and as its initial LIBOR Lender Office, respectively[; and (f) attaches the forms prescribed by the IRS certifying as to Assignee's status for purposes of determining exception from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

      4. The effective date for this Assignment and Acceptance shall be _______________, 19___ (the "Effective Date").

      5. Upon such acceptance as of the Effective Date and upon the remittance of a $3,500 processing fee to the Administrative Lender, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and
(b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

      6. Upon such acceptance from and after the Effective Date, whenever the Administrative Lender shall receive a payment, or whenever the Administrative Lender shall make an application of funds, in respect of any aggregate outstanding principal amount of the Revolving Credit Advances or in respect of any aggregate amount of interest accrued on the Advances, or in respect of the commitment fee (other than a payment or an application of funds in respect of any amount due and owing to any Lender or the Administrative Lender under Sections 2.9, 5.10, 9.3, 9.5, or 11.2 of the Credit Agreement), the Administrative Lender shall pay over to each of the Lenders an amount equal to
(i) such Lender's Pro Rata Share (as defined below) of such aggregate amount of principal, (ii) such Lender's Pro Rata Share of such aggregate amount of interest, and (iii) such Lender's Pro Rata Share of such aggregate amount of the commitment fee.

     The "Pro Rata Share" of any aggregate amount means, with respect to such Lender, the amount equal to the product obtained by multiplying (i) such aggregate amount and (ii) a fraction, the numerator of which is such Lender's Commitment, or after the Advances have been made, the principal amount of the Advances owing to such Lender and the denominator of which is the sum of the Commitments of all of the Lenders, or after the Advances have been made, the aggregate principal amount of the Advances owing to all of the Lenders.

      7. In the event that, after the Administrative Lender has paid to any Lender its Pro Rata Share of any such payment received by the Administrative Lender or any such application made by the Administrative Lender, such payment or application is rescinded or must otherwise be returned or must be paid over by the Administrative Lender for any reason, such Lender shall, upon notice by the Administrative Lender, forthwith pay back to the Administrative Lender such Lender's Pro Rata Share of the amount so rescinded or so returned or paid over.

      8. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America. Without excluding any other jurisdiction, Assignee agrees that the courts of Texas will have jurisdiction over proceedings in connection herewith.

      9.  Assignee's Specified Percentage shall be _____%.

     10. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                                       [NAME OF ASSIGNOR]


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------


                                       [NAME OF ASSIGNEE]


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

Accepted this ___ day of ____________, 199___

NATIONSBANK OF TEXAS, N.A.,
as Administrative Lender


By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------


SUN HEALTHCARE GROUP, INC.


By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------


THE MEDIPLEX GROUP, INC.


By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------

                                   Schedule I

                               ASSIGNEE'S ADDRESS



1.   ADDRESS FOR THE ADVANCES AND RECEIPT OF NOTICES








2.   INITIAL LIBOR LENDING OFFICE

                                    EXHIBIT F

                                PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT is made as of __________________________, 199__, by
_________________________________ , a ____________ corporation ("Pledgor"), in favor of NationsBank of Texas, N.A., as Administrative Lender ("Administrative Lender") for NationsBank of Texas, N.A., and each other lender a party to the Credit Agreement described below (singly, a "Secured Party" and collectively, the "Secured Parties").

A.   AGREEMENT

     1. PLEDGE. Upon the terms hereof, for value received, the Pledgor hereby irrevocably and unconditionally pledges, assigns, hypothecates and transfers to the Administrative Lender, for the ratable benefit of the Administrative Lender and Secured Parties, a first and prior pledge and security interest in (a) all shares of capital stock of each Restricted Subsidiary (other than Inactive Subsidiaries) of Pledgor (collectively, the "Subsidiaries" and individually a "Subsidiary"), now or hereafter owned beneficially or of record by the Pledgor, including the stock of each Subsidiary described on Exhibit A attached hereto, and (b) all proceeds thereof, and any increase and profits received therefrom (collectively, "Collateral"). Unless otherwise defined in this agreement, terms used herein shall have the meanings set forth in the Fourth Amended and Restated Credit Agreement, dated as of October 29, 1996, among Sun Healthcare Group, Inc., The Mediplex Group, Inc. (collectively, the "Companies"), the Administrative Lender, certain Co-Agents, and the Secured Parties (as the same may be amended, modified, supplemented, renewed or extended from time to time, "Credit Agreement").

B.   OBLIGATION

     1. DESCRIPTION OF OBLIGATION. The following obligations (collectively, "Obligation") are secured by this agreement:

          a. All debt, obligations, liabilities and agreements of any nature of the Companies to the Secured Parties or any Secured Party, whether matured or unmatured, fixed or contingent, including all future advances, now or hereafter existing, arising pursuant to or in connection with
     (i) this agreement; (ii) the Credit Agreement; (iii) all other Loan Documents; and (iv) all amendments, modifications, renewals, extensions, increases, substitutions or rearrangements of any of the foregoing.

          b. All costs incurred by the Administrative Lender or any Secured Party to obtain, preserve, perfect and enforce this agreement, the other Loan Documents, and the pledge and security interest granted hereby, collect the Obligation, and maintain, preserve, collect and enforce the Collateral, including, without limitation, taxes, assessments, reasonable attorneys' fees and legal expenses, and expenses of sale.

          c. Interest on the above amounts as agreed between the Companies and the Secured Parties, including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to any Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding.

     Notwithstanding any contrary provision herein or in any other Loan Document, the Pledgor's maximum liability hereunder shall not exceed the Maximum Secured Indebtedness. The Pledgor agrees that the Obligation may at any time exceed the aggregate Maximum Secured Indebtedness of all obligors (excluding the "Companies") on all or any part of the Obligation, without affecting or improving the obligation of the Pledgor. "MAXIMUM SECURED INDEBTEDNESS" means, with respect to the Pledgor as of the date of determination, the lesser of
(a) the Obligation or (b) the maximum amount for which the Pledgor may be liable under this agreement without such amount and the Pledgor's obligations under this agreement with respect to such amount being deemed a fraudulent transfer, as determined by a bankruptcy or similar court.

C.   COVENANTS, REPRESENTATIONS AND WARRANTIES

     1. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that (a) it has full power, authority and legal right to execute, deliver and perform this agreement; (b) the capital stock described on Exhibit A constitutes 100% of each Subsidiary's issued and outstanding capital stock; (c) the shares of stock pledged hereunder are duly authorized, validly issued, fully paid and nonassessable; (d) the pledge, assignment and delivery of the Collateral create a valid first and prior perfected security interest in the Collateral and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof; and (e) no dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by the Pledgor to the Administrative Lender of Collateral shall constitute a representation and warranty by the Pledgor under this agreement that, with respect to such Collateral, and each item thereof, the Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral; and the matters warranted in this paragraph are true and correct.

     2.   COVENANTS.

          a.   AFFIRMATIVE COVENANTS.  The Pledgor covenants and agrees
(i) promptly to deliver to the Administrative Lender all instruments, certificates, documents or agreements evidencing any of the Collateral;
(ii) from time to time promptly to execute and deliver to the Administrative Lender all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Administrative Lender or any Secured Party may request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this agreement; (iii) promptly to furnish the Administrative Lender with any information or writings which the Administrative Lender or any Secured Party may request concerning the Collateral; (iv) to allow the Administrative Lender or any Secured Party to inspect all records of the Pledgor relating to the Collateral, and to make and take away copies of such records, at the Pledgor's expense, at such reasonable times and as often as may be reasonably requested by the Administrative Lender or such Secured Party; (v) promptly to notify the Administrative Lender of any change in any fact or circumstances warranted or represented by the Pledgor in this agreement or in any other writings furnished by or on behalf of the Pledgor to the Administrative Lender or any Secured Party in connection with the Collateral; (vi) promptly to notify the Administrative Lender of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest therein, and, at the request of the Administrative Lender, appear in and defend, at the Pledgor's expense, any such action or proceeding; and (vii) promptly to pay to the Administrative Lender the amount of all reasonable costs and attorneys' fees incurred by the Administrative Lender and each Secured Party hereunder or in connection with the enforcement hereof.

          b. NEGATIVE COVENANTS. The Pledgor covenants and agrees that the Pledgor will not (i) except to the extent permitted by the Credit Agreement, sell, assign or transfer any of the Pledgor's rights in the Collateral;
(ii) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character; or (iii) cause, permit, or suffer either Subsidiary to issue any capital stock to the Pledgor that is not concurrently delivered to the Administrative Lender; or (iv) cause, permit or suffer either Subsidiary to take any action that would cause the Collateral to represent less than 100% of the issued and outstanding capital stock of such Subsidiary.

D.   RIGHTS OF SECURED PARTIES

     1. RIGHTS TO DIVIDENDS, DISTRIBUTIONS, AND PAYMENTS. With respect to such instruments which are stock certificates, bonds or other securities, the Administrative Lender may demand of the corporate obligor issuing the same, and may receive and receipt for, any and all stock dividends and other distributions (other than cash dividends) payable in respect thereof, whether ordinary or extraordinary. If, while this agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, as a conversion of or in exchange for any of the Collateral, or otherwise, the Pledgor agrees to accept the same as the Administrative Lender's agent and to hold the same in trust on behalf of and for the benefit of the Administrative Lender, and to deliver the same forthwith to the Administrative Lender in the exact form received, with appropriate undated stock powers, duly executed in blank, to be held by the Administrative Lender, subject to the terms hereof, as additional collateral security for the Obligation. Until an Event of Default shall have occurred and during the continuance thereof, the Pledgor shall be entitled to receive all cash dividends, principal, and interest paid in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, the Administrative Lender shall be entitled to all cash dividends and to any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or reorganization of the issuer thereof which shall be paid to the Administrative Lender to be held by it as additional collateral security for the Obligation. In case any distribution shall be made on or in respect of the Collateral pursuant to the reorganization, liquidation or dissolution of the issuer thereof, the property so distributed shall be delivered to the Administrative Lender to be held by it as additional collateral security for the Obligation. After an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral (other than proceeds of any liquidation or similar proceeding) which are received by the Pledgor shall, until paid or delivered to the Administrative Lender, be held by the Pledgor in trust as additional Collateral for the Obligation.

     2. PRESERVATION OF COLLATERAL. Neither the Administrative Lender nor any Secured Party shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Obligation or any amount payable in respect of the Collateral.

     3. PERFORMANCE BY THE ADMINISTRATIVE LENDER. Should any covenant, duty or agreement of the Pledgor fail to be performed in accordance with its terms hereunder, the Administrative Lender may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Pledgor, and any amount expended by the Administrative Lender in such performance or attempted performance shall become a part of the Obligation, shall be payable upon demand and shall bear interest at a per annum rate equal to the lesser of the Highest Lawful Rate and the sum of the Prime Rate Basis plus three percent.

     4. VOTING RIGHTS. It is expressly understood and agreed that the Pledgor shall retain all voting rights to the Collateral until the occurrence of an Event of Default, at which time such voting rights shall transfer to the Administrative Lender, at its sole discretion; provided, however, that no voting or corporate rights shall be exercised or vote cast or consent, waiver or ratification given or action taken by the Pledgor that would impair the Collateral or be inconsistent with or violate any provision of this agreement or any other Loan Documents.

     5. POWER OF ATTORNEY. PLEDGOR HEREBY IRREVOCABLY GRANTS TO THE ADMINISTRATIVE LENDER PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) AND APPOINTS THE ADMINISTRATIVE LENDER PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF THE ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING

ANY EVIDENCED BY A SEPARATE WRITING) ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

E.   DEFAULT

     1. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which the Administrative Lender or any Secured Party may then have hereunder, under any other Loan Documents, under Applicable Law or otherwise, the Administrative Lender at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law relating to the relief of debtors, (a) obtain from any Person information regarding the Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person may furnish without liability to the Pledgor; (b) require the Pledgor to give possession or control of any of the Collateral to the Administrative Lender; (c) unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds and exercise all other Rights which an owner of such Collateral may exercise; (d) declare the entire unpaid balance of principal and interest on the Obligation immediately due and payable, without notice, demand or presentment, which are hereby expressly waived; (e) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (f) after notification, if any, provided for in this agreement or any other Loan Documents, sell or otherwise dispose of, at the office of the Administrative Lender, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with Applicable Law, and may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Administrative Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (g) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that the Administrative Lender is entitled to do so under Applicable Law; (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part hereof, and the Pledgor hereby consents to any appointment; (i) buy the Collateral at any public sale; and (j) buy the Collateral at any private sale, subject to any restrictions imposed by Applicable Law. Any Secured Party may buy the Collateral at any public sale and buy the Collateral at any private sale, subject to the restrictions imposed by Applicable Law. Pledgor agrees that, if notice is required to be given by Applicable Law, five (5) days' advance notice shall constitute reasonable notice. The Administrative Lender shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

          FIRST, to the payment of the costs and expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Lender and the reasonable fees and expenses of its agents and counsel;

          NEXT, to the payment of the Obligation, equally and ratably to each Secured Party in accordance with the respective amounts thereof due and owing to each Secured Party; and

          FINALLY, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligation, the Companies shall remain liable for any deficiency.

     2.   SECURITIES LAWS; TRANSFER

          a. Immediately upon the occurrence of an Event of Default, the Pledgor hereby grants to the Administrative Lender the right to have the Collateral, or any portion thereof, registered and sold under the Securities Act of 1933, as amended ("Securities Act"), or under any applicable state blue sky laws. If the Administrative Lender shall determine to exercise its right to sell any or all of the Collateral pursuant to the terms hereof, and if in the opinion of the Administrative Lender it is necessary or advisable to have the Collateral (or that portion thereof to be sold) registered under the provisions of the Securities Act, the Pledgor will cause the issuer of the Collateral to execute and deliver, and cause the directors and officers thereof to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Administrative Lender, advisable to register such Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Lender, are necessary or advisable, all in conformity with the requirements of Applicable Law. The Pledgor agrees to cause the issuer of the Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which the Administrative Lender shall designate and to cause the issuer of the Collateral to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of
Section 11(a) of the Securities Act.

          b. The Pledgor recognizes that the Administrative Lender may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale conducted in the manner described herein may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any private sale shall be deemed in that instance to have been made in a commercially reasonable manner. The Administrative Lender shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such Collateral for public sale under the Securities Act, or under applicable state securities laws, even if the issuer of the Collateral would agree to do so.

          c. The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sales of any portion or all of the Collateral pursuant to paragraphs (a) and (b) of this Section valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Lender and the Secured Parties and that the Administrative Lender and Secured Parties may not have an adequate remedy at law in respect of such breach. As a consequence, the Pledgor agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor. The Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          d. The Pledgor agrees (i) that in the event the Administrative Lender shall, upon any Event of Default, sell the Collateral or any portion thereof, at a private sale or sales, the Administrative Lender shall have the right to rely upon the advice and opinion of a member of a nationally recognized investment banking firm acceptable to the Administrative Lender, as to the best price reasonably obtainable upon such a private sale thereof, and (ii) in the absence of fraud, wilful misconduct and gross negligence, that such reliance shall be conclusive evidence that the Administrative Lender handled such matter in a commercially reasonable manner under the Uniform Commercial Code.

     3. NOTICE. Notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Pledgor and to any other Person entitled under Applicable Law to notice.

F.   GENERAL

     1. ADMINISTRATIVE LENDER'S DUTIES. The Secured Parties hereby appoint NationsBank of Texas, N.A. as Administrative Lender to act as their agent as provided herein and in the Credit Agreement, which actions hereunder, including without limitation, the administration of the Collateral, enforcement of the rights hereunder and collection of amounts secured hereby, are on behalf of, and for the ratable benefit of, the Lenders. In the event the Administrative Lender is replaced pursuant to Section 10.1(b) of the Credit Agreement, the successor Administrative Lender appointed in accordance with Section 10.1(b) of the Credit Agreement shall be the Administrative Lender hereunder. The powers conferred on the Administrative Lender hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Administrative Lender or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative
Lender accords its own property. Except as provided in this Section F.1., the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, (a) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) to notify Pledgor of any decline in the value of any Collateral.

     2. CUMULATIVE RIGHTS. All rights and remedies of the Administrative Lender and the Secured Parties hereunder are cumulative of each other and of every other right or remedy which the Administrative Lender or the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     3. WAIVER. No delay or omission by the Administrative Lender or any Secured Party in exercising any right or power hereunder, or under any other Loan Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Administrative Lender or any Secured Party hereunder or under such other writings.

     4. INTEREST; LIMITATION OF LAW. No provision herein or in any Loan Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law. If, in any contingency whatsoever, the Administrative Lender or any Secured Party shall receive anything of value from the Pledgor deemed interest under Applicable Law which would exceed the maximum amount of interest permissible under Applicable Law, the provisions of the Credit Agreement shall govern.

     5. PARTIES BOUND. This agreement shall be binding on the Pledgor and its successors, assigns and legal representatives, and shall inure to the benefit of the Administrative Lender and the Secured Parties, and their successors, assigns and legal representatives; provided, however, that the Pledgor may not assign its rights or obligations hereunder without the prior written consent of the Administrative Lender. The rights, powers and interests held by the Administrative Lender hereunder may be transferred and assigned by the Administrative Lender, in whole or in part, at such time and upon such terms as permitted by the Credit Agreement.

     6. NOTICE; WAIVERS BY PLEDGOR. All notices, communications and materials to be given or delivered pursuant to this agreement shall be given and shall be effective as provided in SECTION 11.1 of the Credit Agreement but to Pledgor at the address shown opposite its name on the signature page hereto. The Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any Person liable for the Obligation or any part thereof, notice of any Event of Default and all other notices respecting the Obligation; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligation and any part thereof may be accelerated, increased, extended or renewed one or more times by the Secured Parties in their discretion, without notice to the Pledgor.

     7. MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Pledgor and the Administrative Lender.

     8. CONTROL. Notwithstanding anything herein to the contrary, this agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Pledgor or the issuer of the Collateral by the Administrative Lender, or control, affirmative or negative, direct or indirect, by the Administrative Lender or the Secured Parties, over the management or any aspect of the day-to-day operation of the Pledgor or the issuer of the Collateral, which control remains in the Pledgor, the issuer of the Collateral, and their respective shareholders and boards of directors.

     9. OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by Applicable Law, the obligations of Pledgor under this agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          a. any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

          b. any exercise, non-exercise, or waiver by Administrative Lender or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this agreement or any Loan Document;

          c. any waiver, consent, extension, indulgence or other action or inaction with respect of this agreement or any Loan Document or any assignment or transfer of any thereof; or

          d. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Companies, Pledgor or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

     10. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     11. SUBROGATION. Pledgor shall not assert, enforce, or otherwise exercise (i) any right of subrogation to any of the rights or liens of any Lender or Administrative Lender or any other beneficiary against the Companies or any other obligor on the Obligation or any collateral or other security or (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against the Companies or any other obligor on all or any part of the Obligation or any guarantor thereof, and Pledgor hereby waives any and all of the foregoing right and the benefit of, and any right to participate in, any collateral or other security given to any Lender or Administrative Lender or any other beneficiary to secure payment of the Obligation. The provisions of this SECTION F.11 shall survive the termination of this agreement and satisfaction and discharge of the Companies by virtue of any payment, court order, or Law.

     12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE PLEDGOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     13. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR, THE ADMINISTRATIVE LENDER AND THE SECURED PARTIES HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

     14. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     [15. NO NOVATION. THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT DISCHARGE OR RELEASE THE LIEN OR PRIORITY OF THAT CERTAIN AMENDED AND RESTATED

PLEDGE AGREEMENT DATED AS OF __________________, EXECUTED BY PLEDGOR IN FAVOR OF ADMINISTRATIVE LENDER, SECURING THE COMPANIES' OBLIGATIONS UNDER THAT CERTAIN THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 21, 1995, AMONG THE COMPANIES, ADMINISTRATIVE LENDER AND THE LENDERS PARTY THERETO (THE "PRIOR CREDIT AGREEMENT"). NOTHING HEREIN CONTAINED SHALL BE CONSTRUED AS A SUBSTITUTION OR NOVATION OF ANY COLLATERAL DOCUMENTS (AS SUCH TERM IS DEFINED IN THE PRIOR CREDIT AGREEMENT) OR THE LIENS GRANTED THEREBY, ALL OF WHICH SHALL CONTINUE AND REMAIN IN FULL FORCE AND EFFECT, EXCEPT AS MODIFIED HEREBY, OR BY INSTRUMENTS EXECUTED CONCURRENTLY HEREWITH.]

                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the Pledgor has executed this Pledge Agreement as of this ____________________ day of _____________________, 199___.


                                       ------------------------------------

Address:


-----------------------------          By:
-----------------------------             ---------------------------------
-----------------------------             Name:
Attn:                                          ----------------------------
     ------------------------             Title:
                                                ---------------------------


                                       NATIONSBANK OF TEXAS, N.A., as
                                       Administrative Lender


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                          Exhibit A to Pledge Agreement



                                   Record       Class and
Subsidiary     Certificate No.     Owners    Number of Shares
----------     --------------      ------    ----------------

                                   EXHIBIT G

                       FOREIGN SUBSIDIARY PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT is made as of ______________________, 199__, by __________________________________ ("Pledgor"), in favor of NationsBank of
Texas, N.A., as Administrative Lender ("Administrative Lender") for NationsBank of Texas, N.A., and each other lender a party to the Credit Agreement described below (singly, a "Secured Party" and collectively, the "Secured Parties").

G.   AGREEMENT

     1. PLEDGE. Upon the terms hereof, for value received, the Pledgor hereby irrevocably and unconditionally pledges, assigns, hypothecates and transfers to the Administrative Lender, for the ratable benefit of the Administrative Lender and Secured Parties, a first and prior pledge and security interest in (a) the lesser of (i) all of the capital stock of each Foreign Subsidiary of Pledgor and (ii) 66% of all of the issued and outstanding capital stock of any such Foreign Subsidiary of Pledgor (collectively, the "Subsidiaries and individually, a "Subsidiary"), now or hereafter owned beneficially or of record by the Pledgor, including the stock of each Subsidiary described on Exhibit A attached hereto, and (b) all proceeds thereof, and any increase and profits received therefrom (collectively, "Collateral"). Unless otherwise defined in this agreement, terms used herein shall have the meanings set forth in the Fourth Amended and Restated Credit Agreement, dated as of October 29, 1996, among Sun Healthcare Group, Inc., The Mediplex Group, Inc. (collectively, the "Companies"), the Administrative Lender, and the Secured Parties (as the same may be amended, modified, supplemented, renewed or extended from time to time, "Credit Agreement").

H.   OBLIGATION

     1. DESCRIPTION OF OBLIGATION. The following obligations (collectively, "Obligation") are secured by this agreement:

          a. All debt, obligations, liabilities and agreements of any nature of the Companies to the Secured Parties or any Secured Party, whether matured or unmatured, fixed or contingent, including all future advances, now or hereafter existing, arising pursuant to or in connection with
     (i) this agreement; (ii) the Credit Agreement; (iii) all other Loan Documents; and (iv) all amendments, modifications, renewals, extensions, increases, substitutions or rearrangements of any of the foregoing.

          b. All costs incurred by the Administrative Lender or any Secured Party to obtain, preserve, perfect and enforce this agreement, the other Loan Documents, and the pledge and security interest granted hereby, collect the Obligation, and maintain, preserve, collect and enforce the Collateral, including without limitation taxes, assessments, reasonable attorneys' fees and legal expenses, and expenses of sale.

          c. Interest on the above amounts as agreed between the Companies and the Secured Parties, including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to any Company under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 ET SEQ. whether or not a claim is allowed for the same in any such proceeding.

I.   COVENANTS, REPRESENTATIONS AND WARRANTIES

     1. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that (a) it has full power, authority and legal right to execute, deliver and perform this agreement; (b) the capital stock described on Exhibit A constitutes all of each Subsidiary's issued and outstanding capital stock owned by Pledgor up to but not exceeding 66% (or such greater percentage as may be permitted under the Code without resulting in the pledge hereunder being characterized as a dividend for tax purposes) of all of the issued and outstanding capital stock of each such Subsidiary; (c) the shares of stock pledged hereunder are duly authorized, validly issued, fully paid and nonassessable; (d) the pledge, assignment and delivery of the Collateral create a valid first and prior perfected security interest in the Collateral and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof; and (e) no dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by the Pledgor to the Administrative Lender of Collateral shall constitute a representation and warranty by the Pledgor under this agreement that, with respect to such Collateral, and each item thereof, the Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral; and the matters warranted in this paragraph are true and correct.

     2.   COVENANTS.

          a. AFFIRMATIVE COVENANTS. The Pledgor covenants and agrees (i) promptly to deliver to the Administrative Lender all instruments, certificates, documents or agreements evidencing any of the Collateral; (ii) from time to time promptly to execute and deliver to the Administrative Lender all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as the Administrative Lender or any Secured Party may request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this agreement; (iii) promptly to furnish the Administrative Lender with any information or writings which the Administrative Lender or any Secured Party may request concerning the Collateral; (iv) to allow the Administrative Lender or any Secured Party to inspect all records of the Pledgor relating to the Collateral, and to make and take away copies of such records, at the Pledgor's expense, at such reasonable times and as often as may be reasonably requested by the Administrative Lender or such Secured Party;

(v) promptly to notify the Administrative Lender of any change in any fact or circumstances warranted or represented by the Pledgor in this agreement or in any other writings furnished by or on behalf of the Pledgor to the Administrative Lender or any Secured Party in connection with the Collateral;
(vi) promptly to notify the Administrative Lender of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest therein, and, at the request of the Administrative Lender, appear in and defend, at the Pledgor's expense, any such action or proceeding; and (vii) promptly to pay to the Administrative Lender the amount of all reasonable costs and attorneys' fees incurred by the Administrative Lender and each Secured Party hereunder or in connection with the enforcement hereof.

          b. NEGATIVE COVENANTS. The Pledgor covenants and agrees that the Pledgor will not (i) except to the extent permitted by the Credit Agreement, sell, assign or transfer any of the Pledgor's rights in the Collateral; (ii) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character; or (iii) cause, permit, or suffer any Subsidiary to issue any capital stock to the Pledgor which would cause the Administrative Lender to have a pledge of capital stock representing a lesser percentage of the issued and outstanding capital stock of each Subsidiary than the Administrative Lender has as of the date hereof; or (iv) cause, permit or suffer any Subsidiary to take any action that would cause the Pledgor to own a lesser percentage of the issued and outstanding capital stock of each Subsidiary than the Pledgor owns as of the date hereof.

J.   RIGHTS OF SECURED PARTIES

     1. RIGHTS TO DIVIDENDS, DISTRIBUTIONS, AND PAYMENTS. With respect to such instruments which are stock certificates, bonds or other securities, the Administrative Lender may demand of the corporate obligor issuing the same, and may receive and receipt for, any and all stock dividends and other distributions (other than cash dividends) payable in respect thereof, whether ordinary or extraordinary. If, while this agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, as a conversion of or in exchange for any of the Collateral, or otherwise, the Pledgor agrees to accept the same as the Administrative Lender's agent and to hold the same in trust on behalf of and for the benefit of the Administrative Lender, and to deliver the same forthwith to the Administrative Lender in the exact form received, with appropriate undated stock powers, duly executed in blank, to be held by the Administrative Lender, subject to the terms hereof, as additional collateral security for the Obligation. Until an Event of Default shall have occurred and during the continuance thereof, the Pledgor shall be entitled to receive all cash dividends, principal, and interest paid in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, the Administrative Lender shall be entitled to all cash dividends and to any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or reorganization of the issuer thereof which shall be paid to the Administrative Lender to be held by it as additional collateral security for the Obligation. In case any distribution shall be made on or in respect of the Collateral pursuant to the reorganization, liquidation or dissolution of the issuer thereof, the property so distributed shall be delivered to the Administrative Lender to be held by it as additional collateral security for the Obligation. After an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral (other than proceeds of any liquidation or similar proceeding) which are received by the Pledgor shall, until paid or delivered to the Administrative Lender, be held by the Pledgor in trust as additional Collateral for the Obligation.

     2. PRESERVATION OF COLLATERAL. Neither the Administrative Lender nor any Secured Party shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Obligation or any amount payable in respect of the Collateral.

     3. PERFORMANCE BY THE ADMINISTRATIVE LENDER. Should any covenant, duty or agreement of the Pledgor fail to be performed in accordance with its terms hereunder, the Administrative Lender may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of the Pledgor, and any amount expended by the Administrative Lender in such performance or attempted performance shall become a part of the Obligation, shall be payable upon demand and shall bear interest at a per annum rate equal to the lesser of the Highest Lawful Rate and the sum of the Prime Rate Basis plus three percent.

     4. VOTING RIGHTS. It is expressly understood and agreed that the Pledgor shall retain all voting rights to the Collateral until the occurrence of an Event of Default, at which time such voting rights shall transfer to the Administrative Lender, at its sole discretion; provided, however, that no voting or corporate rights shall be exercised or vote cast or consent, waiver or ratification given or action taken by the Pledgor that would impair the Collateral or be inconsistent with or violate any provision of this agreement or any other Loan Documents.

     5. POWER OF ATTORNEY. PLEDGOR HEREBY IRREVOCABLY GRANTS TO THE ADMINISTRATIVE LENDER PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) AND APPOINTS THE ADMINISTRATIVE LENDER PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF THE ADMINISTRATIVE LENDER'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING) ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

K.   DEFAULT

     1. RIGHTS AND REMEDIES. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which the Administrative Lender or any Secured Party may then have hereunder, under any other Loan Documents, under Applicable Law or otherwise, the Administrative Lender at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law relating to the relief of debtors, (a) obtain from any Person information regarding the Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person may furnish without liability to the Pledgor; (b) require the Pledgor to give possession or control of any of the Collateral to the Administrative Lender; (c) unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds and exercise all other Rights which an owner of such Collateral may exercise; (d) declare the entire unpaid balance of principal and interest on the Obligation immediately due and payable, without notice, demand or presentment, which are hereby expressly waived; (e) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (f) after notification, if any, provided for in this agreement or any other Loan Documents, sell or otherwise dispose of, at the office of the Administrative Lender, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with Applicable Law, and may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Administrative Lender's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligation has been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (g) at its discretion, retain the Collateral in satisfaction of the Obligation whenever the circumstances are such that the Administrative Lender is entitled to do so under Applicable Law; (h) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part hereof, and the Pledgor hereby consents to any appointment; (i) buy the Collateral at any public sale; and (j) buy the Collateral at any private sale, subject to any restrictions imposed by Applicable Law. Any Secured Party may buy the Collateral at any public sale and buy the Collateral at any private sale, subject to the restrictions imposed by Applicable Law. Pledgor agrees that, if notice is required to be given by Applicable Law, five (5) days' advance notice shall constitute reasonable notice. The Administrative Lender shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

          FIRST, to the payment of the costs and expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Lender and the reasonable fees and expenses of its agents and counsel;

          NEXT, to the payment of the Obligation, equally and ratably to each Secured Party in accordance with the respective amounts thereof due and owing to each Secured Party; and

          FINALLY, to the payment to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligation, the Companies shall remain liable for any deficiency.

     2.   SECURITIES LAWS; TRANSFER

          a. Immediately upon the occurrence of an Event of Default, the Pledgor hereby grants to the Administrative Lender the right to have the Collateral, or any portion thereof, registered and sold under the Securities Act of 1933, as amended ("Securities Act"), or under any applicable state blue sky laws. If the Administrative Lender shall determine to exercise its right to sell any or all of the Collateral pursuant to the terms hereof, and if in the opinion of the Administrative Lender it is necessary or advisable to have the Collateral (or that portion thereof to be sold) registered under the provisions of the Securities Act, the Pledgor will cause the issuer of the Collateral to execute and deliver, and cause the directors and officers thereof to execute and deliver, all at the Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Administrative Lender, advisable to register such Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Lender, are necessary or advisable, all in conformity with the requirements of Applicable Law. The Pledgor agrees to cause the issuer of the Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which the Administrative Lender shall designate and to cause the issuer of the Collateral to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

          b. The Pledgor recognizes that the Administrative Lender may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale conducted in the manner described herein may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any private sale shall be deemed in that instance to have been made in a commercially reasonable manner. The Administrative Lender shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such Collateral for public sale under the Securities Act, or under applicable state securities laws, even if the issuer of the Collateral would agree to do so.

          c. The Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sales of any portion or all of the Collateral pursuant to paragraphs (a) and (b) of this Section valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's expense. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Lender and the Secured Parties and that the Administrative Lender and Secured Parties may not have an adequate remedy at law in respect of such breach. As a consequence, the Pledgor agrees that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor. The Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

          d. The Pledgor agrees (i) that in the event the Administrative Lender shall, upon any Event of Default, sell the Collateral or any portion thereof, at a private sale or sales, the Administrative Lender shall have the right to rely upon the advice and opinion of a member of a nationally recognized investment banking firm acceptable to the Administrative Lender, as to the best price reasonably obtainable upon such a private sale thereof, and (ii) in the absence of fraud, wilful misconduct and gross negligence, that such reliance shall be conclusive evidence that the Administrative Lender handled such matter in a commercially reasonable manner under the Uniform Commercial Code.

     3. NOTICE. Notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to the Pledgor and to any other Person entitled under Applicable Law to notice.

L.   GENERAL

     1. ADMINISTRATIVE LENDER'S DUTIES. The Secured Parties hereby appoint NationsBank of Texas, N.A. as Administrative Lender to act as their agent as provided herein and in the Credit Agreement, which actions hereunder, including without limitation, the administration of the Collateral, enforcement of the rights hereunder and collection of amounts secured hereby, are on behalf of, and for the ratable benefit of, the Lenders. In the event the Administrative Lender is replaced pursuant to Section 10.1(b) of the Credit Agreement, the successor Administrative Lender appointed in accordance with Section 10.1(b) of the Credit Agreement shall be the Administrative Lender hereunder. The powers conferred on the Administrative Lender hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not the Administrative Lender or any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Lender accords its own property. Except as provided in this SECTION F.1., the Administrative Lender shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this agreement shall be construed as requiring or obligating the Administrative Lender, and the Administrative Lender shall not be required or obligated, (a) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (b) to notify Pledgor of any decline in the value of any Collateral.

     2. CUMULATIVE RIGHTS. All rights and remedies of the Administrative Lender and the Secured Parties hereunder are cumulative of each other and of every other right or remedy which the Administrative Lender or the Secured Parties may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligation, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     3. WAIVER. No delay or omission by the Administrative Lender or any Secured Party in exercising any right or power hereunder, or under any other Loan Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of the Administrative Lender or any Secured Party hereunder or under such other writings.

     4. INTEREST; LIMITATION OF LAW. No provision herein or in any Loan Documents shall require the payment or permit the collection of interest in excess of the maximum permitted by Applicable Law. If, in any contingency whatsoever, the Administrative Lender or any Secured Party shall receive anything of value from the Pledgor deemed interest under Applicable Law which would exceed the maximum amount of interest permissible under Applicable Law, the provisions of the Credit Agreement shall govern.

     5. PARTIES BOUND. This agreement shall be binding on the Pledgor and its successors, assigns and legal representatives, and shall inure to the benefit of the Administrative Lender and the Secured Parties, and their successors, assigns and legal representatives; provided, however, that the Pledgor may not assign its rights or obligations hereunder without the prior written consent of the Administrative Lender. The rights, powers and interests held by the Administrative Lender hereunder may be transferred and assigned by the Administrative Lender, in whole or in part, at such time and upon such terms as permitted by the Credit Agreement.

     6. NOTICE; WAIVERS BY PLEDGOR. All notices, communications and materials to be given or delivered pursuant to this agreement shall be given and shall be effective as provided in SECTION 11.1 of the Credit Agreement but to Pledgor at the address shown opposite its name on the signature page hereto. The Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any Person liable for the Obligation or any part thereof, notice of any Event of Default and all other notices respecting the Obligation; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligation and any part thereof may be accelerated, increased, extended or renewed one or more times by the Secured Parties in their discretion, without notice to the Pledgor.

     7. MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by the Pledgor and the Administrative Lender.

     8. CONTROL. Notwithstanding anything herein to the contrary, this agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Pledgor or the issuer of the Collateral by the Administrative Lender, or control, affirmative or negative, direct or indirect, by the Administrative Lender or the Secured Parties, over the management or any aspect of the day-to-day operation of the Pledgor or the issuer of the Collateral, which control remains in the Pledgor, the issuer of the Collateral, and their respective shareholders and boards of directors.

     9. OBLIGATIONS NOT AFFECTED. To the fullest extent permitted by Applicable Law, the obligations of Pledgor under this agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

          a. any amendment or modification or addition or supplement to any Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

          b. any exercise, non-exercise, or waiver by Administrative Lender or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this agreement or any Loan Document;

          c. any waiver, consent, extension, indulgence or other action or inaction with respect of this agreement or any Loan Document or any assignment or transfer of any thereof; or

          d. any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Companies, Pledgor or any other Person, whether or not Pledgor shall have notice or knowledge of any of the foregoing.

     10. COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     11. SUBROGATION. Pledgor shall not assert, enforce, or otherwise exercise (i) any right of subrogation to any of the rights or liens of any Lender or Administrative Lender or any other beneficiary against the Companies or any other obligor on the Obligation or any collateral or other security or (ii) any right of recourse, reimbursement, contribution, indemnification, or similar right against the Companies or any other obligor on all or any part of the Obligation or any guarantor thereof, and Pledgor hereby waives any and all of the foregoing right and the benefit of, and any right to participate in, any collateral or other security given to any Lender or Administrative Lender or any other beneficiary to secure payment of the Obligation. The provisions of this SECTION F.11 shall survive the termination of this agreement and satisfaction and discharge of the Companies by virtue of any payment, court order, or Law.

     12. LIMITATION OF SHARES PLEDGED Notwithstanding anything herein to the contrary, in no event shall this agreement cause the Administrative Lender to have, at any time, a security interest in capital stock exceeding 66% of the total combined voting power of all classes of stock of each Subsidiary entitled to vote.

     13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE PLEDGOR AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     14. WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR, THE ADMINISTRATIVE LENDER AND THE SECURED PARTIES HEREBY KNOWINGLY, VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THE CREDIT AGREEMENT.

     15. ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     [16. NO NOVATION. THE EXECUTION, DELIVERY AND EFFECTIVENESS OF THIS AGREEMENT SHALL NOT DISCHARGE OR RELEASE THE LIEN OR PRIORITY OF THAT CERTAIN AMENDED AND RESTATED PLEDGE AGREEMENT DATED AS OF ____________________, EXECUTED BY PLEDGOR IN FAVOR OF ADMINISTRATIVE LENDER, SECURING THE COMPANIES' OBLIGATIONS UNDER THAT CERTAIN THIRD AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JULY 21, 1995, AMONG THE COMPANIES, ADMINISTRATIVE LENDER AND THE LENDERS PARTY THERETO (THE "PRIOR CREDIT AGREEMENT"). NOTHING HEREIN CONTAINED SHALL BE CONSTRUED AS A SUBSTITUTION OR NOVATION OF ANY COLLATERAL DOCUMENTS (AS SUCH TERM IS DEFINED IN THE PRIOR CREDIT AGREEMENT) OR THE LIENS GRANTED THEREBY, ALL OF WHICH SHALL CONTINUE AND REMAIN IN FULL FORCE AND EFFECT, EXCEPT AS MODIFIED HEREBY, OR BY INSTRUMENTS EXECUTED CONCURRENTLY HEREWITH.]

                    REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, the Pledgor has executed this Pledge Agreement as of this ______day of __________, 199___.


                                       ------------------------------------

Address:


-----------------------------          By:
-----------------------------             ---------------------------------
-----------------------------             Name:
Attn:                                          ----------------------------
     ------------------------             Title:
                                                ---------------------------


                                       NATIONSBANK OF TEXAS, N.A., as
                                       Administrative Lender


                                       By:
                                          ---------------------------------
                                          Name:
                                               ----------------------------
                                          Title:
                                                ---------------------------

                         Exhibit A to Pledge Agreement



                                   Record       Class and
Subsidiary     Certificate No.     Owners    Number of Shares
----------     --------------      ------    ----------------